UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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TCF Financial Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TCF FINANCIAL CORPORATION

200 Lake Street East, Mail Code EX0-03-A

Wayzata, MN 55391-1693

(952) 745-2760

March 11, 2009

Dear Stockholder:

You are invited to attend TCF Financial Corporation’s Annual Meeting of Stockholders which will be held at the Marriott Minneapolis West, 9960 Wayzata Boulevard, St. Louis Park, Minnesota, on April 29, 2009, at 3:00 p.m. local time.

                At the Annual Meeting you will be asked to elect eight Directors, to re-approve the TCF Performance-Based Compensation Policy, to approve an increase in authorized shares under the TCF Financial Incentive Stock Program, to re-approve the performance-based goals under the TCF Financial Incentive Stock Program, and to give advisory (non-binding) approval of executive compensation.  The Board of Directors recommends that you vote “FOR” all Director nominees and in favor of the other proposals.

Your vote is important, regardless of the number of shares you own.  I urge you to vote now, even if you plan to attend the Annual Meeting.  Today, based on the new rules established by the Securities and Exchange Commission, TCF mailed to the majority of stockholders who are eligible to vote at the Annual Meeting a Notice of Internet Availability of Proxy Materials (the “Notice”), as opposed to the traditional hard copy proxy materials.  The Notice instructs stockholders how to access TCF’s proxy materials and vote their TCF shares online.  If you were sent this Notice but would prefer to receive traditional hard copy proxy materials, follow the instructions on the Notice to request the printed materials via mail.  If you received the traditional hard copy proxy materials in lieu of the Notice, you may vote your TCF shares online, via telephone, or via mail simply by following the instructions on the enclosed proxy card.  If you receive more than one proxy card, please vote each card.

Sincerely,

William A. Cooper
Chairman and Chief Executive Officer

TCF FINANCIAL CORPORATION

200 LAKE STREET EAST, MAIL CODE EX0-03-A

WAYZATA, MN 55391-1693

(952) 745-2760

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD APRIL 29, 2009

The Annual Meeting of Stockholders of TCF Financial Corporation is scheduled as shown below:

Date:	April 29, 2009
Time:	3:00 p.m. local time
Place:	Marriott Minneapolis West
9960 Wayzata Boulevard
St. Louis Park, MN 55426

Meeting Agenda

1.               Elect eight Directors, each to serve a one-year term;

2.               Re-approve the TCF Performance-Based Compensation Policy;

3.               Approve an increase in authorized shares under the TCF Financial Incentive Stock Program;

4.               Re-approve the performance-based goals under the TCF Financial Incentive Stock Program;

5.               Approve, in an advisory (non-binding) vote, the compensation of executives disclosed in the proxy statement;

6.               Other business properly brought before the Annual Meeting, if any.

You are entitled to vote at the Annual Meeting if you owned TCF Financial common stock on March 2, 2009.

Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to vote now to make sure there will be a quorum for the Annual Meeting.  If you attend the Annual Meeting, you may revoke your proxy and vote in person.

Stockholders of record may vote:

1.               By internet (go to www.proxyvote.com).

2.               By telephone (if you received the traditional hard copy materials, call 1-800-690-6903).

3.               By mail (if you received the traditional hard copy materials, complete and return the proxy card(s) to us in the enclosed return envelope).

TCF is making its Proxy Statement for the 2009 Annual Meeting of Stockholders and its 2008 Annual Report to Stockholders available at www.tcfbank.com.  A free webcast of the Annual Meeting will be provided on Wednesday, April 29, 2009, at 3:00 p.m. local time.  This webcast can be accessed through the Investor Relations section of TCF’s website at www.tcfbank.com.

By Order of the Board of Directors

William A. Cooper
Chairman and Chief Executive Officer

Wayzata, Minnesota

March 11, 2009

TCF FINANCIAL CORPORATION

200 LAKE STREET EAST, MAIL CODE EX0-03-A

WAYZATA, MN 55391-1693

(952) 745-2760

PROXY STATEMENT

The Board of Directors (the “Board”) of TCF Financial Corporation (“TCF Financial,” “TCF,” or the “Company”) requests your proxy for the Annual Meeting of Stockholders (the “Annual Meeting” or “Meeting”).  The proxy is being solicited on behalf of the Board and TCF Financial.  The Annual Meeting is scheduled as shown below:

Date:	April 29, 2009
Time:	3:00 p.m. local time
Place:	Marriott Minneapolis West
9960 Wayzata Boulevard
St. Louis Park, MN 55426

The mailing address and telephone number of the principal executive offices of TCF Financial appear at the top of this page.

The Notice of Internet Availability of Proxy Materials (the “Notice”) or, in some cases, this proxy statement and the accompanying form of proxy, were mailed on approximately March 11, 2009.  There were                          shares of TCF Financial’s Common Stock (“TCF Stock”) outstanding as of March 2, 2009 (the “Record Date”).

ABOUT THE MEETING

What Proposals are on the Agenda for the Annual Meeting?  Assuming a quorum is present, the proposals on the agenda are:

1. Elect eight Directors, each to serve a one-year term.
2. Re-approve the TCF Performance-Based Compensation Policy.
3. Approve an increase in authorized shares under the TCF Financial Incentive Stock Program.
4. Re-approve the performance-based goals under the TCF Financial Incentive Stock Program.
5. Approve, in an advisory (non-binding) vote, the compensation of executives disclosed herein.

What is the Vote Required for Approval?  For the election of Directors, the eight candidates who receive the most votes (a plurality) will be elected.  Withholding authority to vote from a Director will have no effect on the election of the Director.  In accordance with NYSE listing requirements, adoption of the proposal to increase the authorized shares under the TCF Financial Incentive Stock Program requires the affirmative vote of the holders of a majority of the shares cast on such proposal, provided the total vote cast on the proposal represents more than 50% of the outstanding shares of TCF Stock entitled to vote on such matter.  For all other proposals, the proposal must be approved by a majority of the shares present in person or by proxy and entitled to vote at this Annual Meeting.  Generally, abstentions will have the effect of a vote against the proposal; however, broker non-votes (described below) will not be considered present for purposes of the proposal and therefore will have no effect on the outcome of the proposal.

How is a Quorum Determined?  A majority of the shares of TCF Stock outstanding as of the Record Date must be present in person or by proxy at the Annual Meeting in order to have a quorum.  Broker non-votes (described below) of your shares are counted toward the quorum requirement.  If you vote by proxy before the Meeting but decide to withhold authority or abstain on one or more proposals, you are counted as being present at the Meeting and your vote counts toward the quorum requirement but will not be deemed to have been voted in favor of the proposal(s).

Who is Permitted to Vote at the Annual Meeting?  You are entitled to vote at the Annual Meeting if you owned TCF Stock on the Record Date.  Each share of TCF Stock you own as of the Record Date entitles you to one vote on each proposal at the Annual Meeting.

How do I (as a Stockholder) Vote?  You can vote by proxy (in advance of the Meeting) the shares of TCF Stock registered in your name by using one of these three options: (1) online by following the instructions for internet voting shown on the Notice or your enclosed proxy card; (2) by telephone by following the instructions shown for telephone voting on the internet voting site or the enclosed proxy card; or (3) by mail by marking the enclosed proxy card(s) with your instructions and then signing, dating and returning the card(s) in the enclosed return addressed envelope.  The individuals designated as proxies (see page 3) will vote your shares as “for,” “against,” “abstain,” or “withhold” on each proposal as you instruct them to.  If you submit your proxy card, but do not give any instructions, they will vote “FOR” all nominees and proposals.  If any other business comes before the Meeting (and on certain other matters as listed on the accompanying proxy card), they will vote your proxy according to their own judgment.  You can also vote at the Meeting (except stockholders listening via webcast, who do not have voting rights at the Meeting via the webcast).  If your shares are registered in your name, you can bring a completed and signed proxy card to the Meeting and turn it in.

If your shares are held in “street name,” such as by a stock brokerage firm or other institution, you will receive instructions from your broker describing how to vote your shares.

Can I Vote My Shares by Filling Out and Returning The Notice?  No.  The Notice identifies the items to be voted on at the Meeting, but you cannot vote by marking the Notice and returning it.  The Notice provides instructions on how to vote by internet, by requesting and returning a paper proxy card or voting instruction card, or by submitting a ballot in person at the Meeting.

Once I have Voted My Proxy, May I Revoke It and Vote At The Meeting?  Yes, your proxy is revocable and is automatically revoked if you submit a new vote.  You can vote your shares at the Meeting by written ballots available at the Meeting, even if you voted them in advance by proxy.  However, if your shares are held in street name by a stock brokerage firm or other institution, you must bring with you to the Meeting a proxy from them in your name.  Stockholders who listen to the Annual Meeting via the webcast will not be able to revoke proxies at the Meeting via the webcast.

Who Pays for the Expenses Related to Proxy Solicitation?  TCF Financial is paying all costs of solicitation.

Will My Broker Vote My Shares if I Do Not Vote?  Under the rules of the  NYSE, brokers who hold your shares in the brokerage firm’s account (in street name) have the authority to vote shares for which they do not receive instructions on all routine matters submitted for approval at this Annual Meeting.  The proposal to approve an increase in authorized  shares under the TCF Financial Incentive Stock Program and the advisory vote on executive compensation are not routine matters, so brokers do not have discretion to vote your shares held in the brokerage firm’s account without instructions from you on this proposal.  Accordingly, it is important that you provide instructions to your broker on these matters.  To vote shares held in street name at the Meeting, you should contact your broker before the Meeting to obtain a proxy form in your name.

What is the Effect of Broker Non-Votes?  A “broker non-vote” occurs when your broker or other institution holding title to your shares as your nominee (in street name) does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from you.  Generally, if a broker returns a “non-vote” proxy, then the shares covered by such a “non-vote” proxy will be counted as present for purposes of determining a quorum but will not be counted in determining the outcome of the vote on that matter at the Annual Meeting.

May Stockholders Submit Proposals or Nominate Directors for This Meeting?  The deadline for submitting proposals or nominations was February 28, 2009, ten days after TCF Financial provided public notice of the Annual Meeting date.  No stockholder nominations or proposals were submitted by that date.

What is TCF’s Policy on Stockholder Nominations?  Please refer to “Director Nominations” on page 5 for a description of TCF’s policy on stockholder nominations.

PROPOSAL 1:  ELECTION OF DIRECTORS

At last year’s annual meeting, stockholders approved a proposal to amend and restate TCF Financial’s Certificate of Incorporation to phase out classification of the Board, eventually leading to the annual election of all Directors.  Accordingly, the Directors in Class II will continue to serve for the remainder of their existing terms until 2010.  All other Directors, whose terms of office expire with this Meeting (“Nominees”), are being nominated for election to a one-year term.  Unless instructed otherwise by the person submitting the proxy, all proxies received will be voted in favor of the Nominees listed in the following chart.  All Nominees agree they will serve if elected.  If any Nominee becomes unable to serve prior to the Annual Meeting, the person to whom your proxy gives the voting rights (Ralph Strangis and/or Neil W. Brown) will vote for a replacement nominee recommended by the Nominating Committee of the Compensation/Nominating/Corporate Governance Committee.

Name	Position(s) with TCF Financial:	Age	Director Since *
NOMINEES FOR ELECTION AS DIRECTORS

William F. Bieber	Director	66	1997
Theodore J. Bigos	Director	56	2008
William A. Cooper	Director, Chairman and Chief Executive Officer	65	1987
Thomas A. Cusick	Director	64	1988
Gregory J. Pulles	Director, Vice Chairman and Secretary	60	2006
Gerald A. Schwalbach	Director	64	1999
Douglas A. Scovanner	Director	53	2004
Barry N. Winslow	Director, Vice Chairman	61	2008

DIRECTORS WHOSE TERMS DO NOT EXPIRE IN 2009

Class II — Term Expires 2010
Luella G. Goldberg	Director	72	1988
George G. Johnson	Director	66	1998
Ralph Strangis	Director	72	1991

*  Excludes Director service with subsidiaries, predecessor companies or companies merged with TCF Financial.

Information About Directors and the Board.  The number of Directors on the Board at any given time may range from seven to twenty-five.  Within these limits, the Board sets the number of Directors from time to time.  Director Peter L. Scherer resigned from the Board in December 2008.  Director Rodney P. Burwell’s term ends as of the date of the Annual Meeting and he is not standing for re-election.

What Is The Board’s Recommendation On Voting For Directors?  The Board unanimously recommends that TCF Financial stockholders vote “For” all the Nominees listed above.

BACKGROUND OF THE NOMINEES AND OTHER DIRECTORS

The following describes the last five years (or longer) of business experience of the Nominees proposed for election as Director as well as other Directors whose terms do not expire this year.  There is no family relationship between any of the Nominees, Directors or executive officers of TCF Financial.  TCF National Bank (“TCF Bank”) is a wholly-owned national bank subsidiary of TCF Financial.

NOMINEES FOR ELECTION AT THIS MEETING

WILLIAM F. BIEBER has been a Director of TCF Financial since 1997.  He is Chairman of the Board and owner of ATEK Companies, Inc. (fka Acrometal Companies, Inc.), a Minnesota-based organization supplying various products to the commercial and industrial marketplace, a position he has held since 1984.  In addition, he is the owner and President of Acrometal Management Corporation, and owner of AcroTech Industries, Inc., a Texas-based operation supplying various products and services to the commercial and industrial marketplace.

THEODORE J. BIGOS has been a Director of TCF Financial since October 2008.  He is the owner of Bigos Management, Inc., an apartment ownership and management firm.  He has been involved in the ownership or operation of apartment complexes for the past 35 years.

WILLIAM A. COOPER has been a Director and the Chairman of the Board of TCF Financial since its formation in 1987.  He was the Chief Executive Officer of TCF Financial from 1987 to 2005 and was Chief Executive Officer of TCF Bank from 1985 to 1993.  Effective December 31, 2005, he retired as an employee and Chief Executive Officer of TCF Financial but continued to serve as non-executive Chairman.  Effective July 26, 2008, Mr. Cooper was again elected Chief Executive Officer of TCF Financial.  He is also a director and controlling shareholder of Cooper State Bank, a state bank organized under the laws of the State of Ohio.

THOMAS A. CUSICK has been a Director of TCF Financial since 1988.  He was Chief Operating Officer of TCF Financial from 1997 to 2002 and Vice Chairman from 1993 to 2002.  Prior to 1993, he had been President of TCF Financial since its formation in 1987.  He also served as Chief Executive Officer of TCF Bank from 1993 to 1996.  Mr. Cusick retired as an executive of TCF Financial in 2002.

GREGORY J. PULLES has been a Director of TCF Financial since 2006.  He was the General Counsel of TCF Financial since its formation in 1987 until February 2009, Secretary of TCF Financial since 1989, and a Vice Chairman of TCF Financial since 1993.  He has been an Executive Vice President of TCF Bank since 1989.  He has also held various other positions with TCF Bank:  Secretary (1989 to 1995) and General Counsel (1985 to 1993).

GERALD A. SCHWALBACH has been a Director of TCF Financial since 1999.  He is currently the Chairman of the Board of Spensa Development Group, LLC, and related companies, all of which are engaged in the real estate business.  Prior to June 2003, he was Chairman of the Board of Two S Properties, Inc., Superior Storage I, LLC, and related companies.  Since 1997, he has been a director of C.H. Robinson Worldwide, Inc., a logistics and transportation company.  He was a director of BORN Information Systems, Inc., a computer consulting firm, from 1998 to 2004.

DOUGLAS A. SCOVANNER has been a Director of TCF Financial since 2004.  He has been Executive Vice President and Chief Financial Officer of Target Corporation, a general merchandise retailer, since 2000.  He was Senior Vice President and Chief Financial Officer of Target Corporation from 1994 to 2000.  Before joining Target Corporation, he was Senior Vice President of Finance for Fleming Companies, Inc.  He also served as Vice President and Treasurer of Coca-Cola Enterprises, as well as various positions with The Coca-Cola Company.

BARRY N. WINSLOW has been a Director of TCF Financial since July 21, 2008.  In July 2008, he became a Vice Chairman of TCF Financial.  From January 2008 to July 2008, he was a self-employed consultant.  He previously held the position of Chief Operating Officer of TCF Financial Corporation (2006 to 2007).  He was Chief Executive Officer of TCF Bank from 2001 to 2005 and was also President of TCF Bank from 1998 to 2005.  He also held various positions with TCF affiliates:  President of TCF Bank Michigan (1995 to 1998); and President and Chief Executive Officer of TCF Bank Illinois (1993 to 1995).  He is also a director of Cooper State Bank, a state bank organized under the laws of the state of Ohio.

OTHER DIRECTORS (NOT NOMINEES AT THIS MEETING)

LUELLA G. GOLDBERG has been a Director of TCF Financial since 1988.  She has been a director of Hormel Foods Corporation since 1993, and served as a director of Reliastar Financial Corp. from 1976 to 2000.  From 2001 to 2008, she served on the Supervisory Board of ING Group, Amsterdam, the Netherlands, which acquired Reliastar Financial Corporation in 2001.  She became a director of Communications Systems, Inc. in 1997, and served on the Board of Hector Communications Corporation from 2002 to 2006.

GEORGE G. JOHNSON has been a Director of TCF Financial since 1998.  He is Managing Director of George Johnson & Company, a certified public accounting firm which he founded in 1971, and George Johnson Consultants, a consulting firm which he founded in 1995.  Mr. Johnson is a certified public accountant.

RALPH STRANGIS has been a Director of TCF Financial since 1991.  He is a founding member of the Minneapolis law firm of Kaplan, Strangis and Kaplan, P.A.  He is also a director of OptumHealthBank, Inc., an affiliate of UnitedHealth Group; Sit Investments Associates, Inc.; and Cooper State Bank.

CORPORATE GOVERNANCE

TCF has established and operates within a comprehensive plan for Board of Directors membership/director independence, committee membership, and ethical conduct.  TCF’s Corporate Governance Guidelines may be accessed through the TCF website at www.tcfbank.com (click on “About TCF,” then click on “Corporate Governance”) or may be obtained from TCF’s Corporate Secretary at the TCF address on page 1.  Included in the Corporate Governance Guidelines are the criteria used to determine whether a Director is independent.

TCF’s corporate governance is designed to be within the mainstream for our industry.  TCF has a small- to medium-sized Board of Directors that typically meets at least quarterly in January, April, July, and October.  TCF’s Board has four committees: Audit, Compensation/Nominating/Corporate Governance, Shareholder Relations/De Novo Expansion (renamed “Shareholder Relations, Capital, and Expansion Committee” in January 2009), and an Executive Committee.  Directors are elected by a plurality vote of the stockholders, typically achieving substantially more than a majority of the votes cast.

Director Nominations.  The Nominating Committee of the Compensation/Nominating/Corporate Governance Committee is responsible for Director nominations.  The Nominating Committee consists entirely of independent Directors as determined by the Board under applicable rules.  The Nominating Committee’s charter is included in the Compensation/Nominating/Corporate Governance Committee Charter which may be accessed through the TCF website at www.tcfbank.com (click on “About TCF,” then click on “Corporate Governance”) or may be obtained from TCF’s Corporate Secretary at the TCF address on page 1.  The Nominating Committee will seek out nominees for new Directors as vacancies become available using the following criteria:  A majority of the Directors must be independent, as determined by the Board under applicable rules; nominees shall possess expertise in general business matters and in such other areas as are relevant to Committees on which they are expected to serve (such as financial expertise for Directors expected to serve on the Audit Committee); and nominees shall be individuals with the background, character, skills and expertise such that they will meaningfully contribute to the success of the Company and its operations.  Stockholders may submit nominations to the Nominating Committee for consideration at next year’s Annual Meeting prior to the deadlines set forth on page 61.  Any such nomination should include the information specified in Article II, Section 13 of the Bylaws, a copy of which may be obtained from TCF’s Corporate Secretary at the TCF address on page 1.  Nominations should be mailed to the attention of the Compensation/Nominating/Corporate Governance Committee, c/o TCF’s Corporate Secretary at the TCF address on page 1.  The Nominating Committee will evaluate all recommended nominees based on the criteria set forth above, and especially based on whether they will meaningfully contribute to the success of the Company and its operations.  TCF has not, to date, paid any fees to any firm in connection with locating or evaluating any Director candidates.

Communications with Directors.  TCF’s process for stockholder communications with Directors is as follows:  All communications should be in writing and sent to the Directors, to the Chair of the Compensation/Nominating/ Corporate Governance Committee, as presiding Director, or to a specified Director, c/o TCF’s General

Counsel/Corporate Secretary at the TCF address on page 1.  An interested party desiring to communicate directly with the presiding director or the non-management Directors should follow the same process, but address the communication to the Chair of the Compensation/Nominating/Corporate Governance Committee, as presiding director, or to “Non-Management Directors of TCF.”  Each communication is required to include information allowing TCF to verify the sender and the sender’s status as well as contact information for the sender (name, tax identification number (if applicable), address and phone number).  Only interested parties who identify the nature of their interest in TCF will be entitled to communicate directly with the Directors.  Communications requiring special expertise will be forwarded to the Chair of the relevant Board Committee.  All communications will be initially reviewed by an internal TCF response team which will screen the communication for appropriateness.  If the communication is deemed not viable, the team will notify the sender promptly.  For viable communications, the team will conduct research and provide it to the Director(s) to whom the communication is directed, along with the communication.  Directors will be advised of all communications received, including those deemed not viable, and all non-management Directors will receive a copy of any communication addressed to them.  Directors will generally respond to all viable communications within six months, although in some circumstances additional time may be required.

Regular Separate Non-Management Director Meetings.  The non-management Directors, all of whom except Mr. Cusick are independent under NYSE rules, meet independently in executive sessions on the same days as and immediately after the regularly scheduled meetings of the Board.  The Chair of the Compensation/ Nominating/Corporate Governance Committee presides at these meetings.  Once a year, the session is limited to independent Directors.

Code of Ethics.  TCF has adopted a Code of Ethics that applies to TCF’s principal executive officer, principal financial officer, and principal accounting officer (the “Code of Ethics for Senior Financial Management”), and a code of ethics for officers, employees, and Directors generally (“Code of Ethics Policy”).  Copies of both Codes may be accessed through the TCF website at www.tcfbank.com (click on “About TCF,” then click on “Corporate Governance”) or may be obtained from TCF’s Corporate Secretary at the TCF address on page 1.  Waivers of either Code for Directors or executive officers will be posted on that website as well as changes or updated copies, as required.  To date, TCF has not issued any waivers of either Code.

Board Committee Memberships and Meetings.  The business, property and affairs of TCF Financial are managed by or under the direction of the Board.  The Board met six times in 2008.  All Board members are encouraged to attend all Committee meetings of which they are a member.  The following chart identifies the standing Board Committees (those which meet regularly) including those with audit, compensation, and nominating responsibilities; the members of each standing Committee; and the number of meetings held in 2008.  In addition, there was a duly-elected Executive Committee of the Board consisting of William Cooper, Lynn Nagorske (until his retirement in July 2008), Ralph Strangis, and Luella Goldberg.  The Executive Committee did not meet during 2008.

Board Committee Memberships and Meetings in 2008

Committee Name	Members	Principal Responsibilities	Number of Meetings
Audit	Gerald A. Schwalbach, Chairman (1) Luella G. Goldberg(2) George G. Johnson(1) Douglas A. Scovanner(1)	• Relations with internal and external accountants • Reviewing audit functions and controls • Reviewing financial reporting • Reviewing asset quality • Overseeing compliance	7

Shareholder Relations/De Novo Expansion Committee	Douglas A. Scovanner, Chairman William F. Bieber Theodore J. Bigos(3) Rodney P. Burwell Thomas A. Cusick Luella G. Goldberg George G. Johnson Peter L. Scherer(4) Gerald A. Schwalbach Ralph Strangis	• Reviewing dividend recommendations • Reviewing stock buyback program • Reviewing merger and acquisition activity • Increasing stockholder value • Reviewing De Novo banking strategy • Reviewing criteria to select branch sites • Reviewing branch profitability	4

Compensation/ Nominating/Corporate Governance	Ralph Strangis, Chairman William F. Bieber Theodore J. Bigos(3) Rodney P. Burwell Luella G. Goldberg Gerald A. Schwalbach	• Recommending and approving personnel-related items • Awarding stock options and stock grants • Executive compensation • Director nominations • Corporate Governance supervision certifying TCF Financial’s compliance with CPP requirements (see “TCF’s Participation in the CPP” on page 27)	5

(1)          Messrs. Johnson, Scovanner, and Schwalbach have been designated as Audit Committee financial experts.

(2)   Ms. Goldberg was elected to the Audit Committee in July 2008.

(3)   Mr. Bigos was elected to the Board and this committee in October 2008.

(4)     Mr. Scherer resigned from the Board and this committee in December 2008.

Director Attendance.  During 2008, all Directors attended at least 75% of the meetings of the Board and of the committees on which they serve.  TCF requests Directors to attend the Annual Meeting if their schedules permit.  The general practice on Board attendance at the Annual Meeting has been that the Directors standing for election attend the Meeting, as well as others whose schedules permit them to attend.  Seven Directors attended the 2008 Annual Meeting.

Compensation/Nominating/Corporate Governance Committee Charter.  All members of the Compensation/ Nominating/Corporate Governance Committee are listed above and are independent under the standards outlined on page 10.  The Committee operates under a formal charter that may be accessed through the TCF website at www.tcfbank.com (click on “About TCF,” then click on “Corporate Governance”) or may be obtained from TCF’s Corporate Secretary at the TCF address on page 1.

Scope of Authority of Compensation Committee.  The Compensation Committee is one of the three component Committees of the Compensation/Nominating/Corporate Governance Committee.  Full authority is delegated from the Board to the Committee to act on the following matters without Board approval:

•                  Approval of “Compensation Discussion and Analysis” section of proxy statement

•                  Review of the overall adequacy, effectiveness and compliance of benefit programs

•                  Review of pay plans to ensure that they are consistent with the Company’s stated compensation philosophy

•                  Review of the performance of executive officers

•                  Approval of long-term and short-term incentive plans and goals for TCF Financial executive officers

•                  Approval of incentive awards and salary for TCF Financial executive officers

•                  Approval of severance agreements and employment contracts (including change-in-control provisions) for TCF Financial executive officers, except that any employment contract or severance agreement for the CEO shall be approved by the full Board

•                  Approval of an annual summary of CEO perquisites and review an annual summary of other executive perquisites

•                  Supervision of the administration of the Pension Plan and TCF Employees Stock Purchase Plan

•                  Approve amendments as needed (except where the plan requires full Board approval)

•                  Selection of the trustee, funding agents, investment managers and other similar asset managers for the trust funds

•                  Serve as the Advisory Committee for the TCF Employees Stock Purchase Plan, directing the vote of shares for which participants in the plan do not provide direction

•                  Exercise of all other responsibilities as provided in the plans

•                  Supervision of the administration of the Incentive Stock Program, Supplemental Employee Retirement Plan, and the Deferred Compensation Plans

•                  Approval of amendments as needed

•                  Issuance of awards (generally restricted stock grants)

•                  Exercise of all other administrative and interpretive authority under the plans

•                  Exercise of all other responsibilities as provided in the plans

•                  Supervision of the administration of the Directors Plans

•                  Approval of amendments as needed

•                  Issuance of awards under the Directors Stock Program

•                  Exercise of all other responsibilities as provided in the plans

Authority is delegated to the Compensation Committee to review the following matters and to recommend proposals for action by the full Board:

•                  Election of officers

•                  Compensation and employment contracts for the TCF Financial CEO, including change in control arrangements

•                  Management succession plans for TCF Financial

The Committee also has authority to certify TCF Financial’s compliance with the requirements of the CPP.  (See “TCF’s Participation in the CPP” on page 27).

Delegation of Authority by Compensation Committee.  The Compensation Committee may from time to time delegate duties and authority to a subcommittee consisting of members who meet the independence requirements under Internal Revenue Code Section 162(m) and Securities and Exchange Commission Rule 16b-3 (“Independent Subcommittee”).  Whenever the following discussion concerns performance-based compensation or awards of restricted stock or stock options, references to the Compensation Committee mean the Independent Subcommittee so established under Internal Revenue Code Section 162(m) and Securities and Exchange Commission Rule 16b-3.

Compensation Committee Use of Consultants.  The Compensation Committee has authority to retain consulting firms for the purpose of evaluating Director, Chief Executive Officer, or executive compensation, but to date it has not done so.  TCF has retained Towers Perrin to provide advice and peer group information to assist in developing the terms of restricted stock and stock option awards, incentive compensation plans, and overall compensation amounts.  Towers Perrin has also provided advice on the Committee’s process for determining whether executive incentive compensation encourages unnecessary or excessive risk that could threaten the value of the Company.  See “TCF’s Participation in the CPP” on page 27.

Compensation Committee’s Process For Determining Executive and Director Compensation.  The Committee has regular meetings four times per year in January, April, July, and October, and occasionally has additional special meetings as needed.  Each year in January, the Committee considers whether any executive salaries should be adjusted and the terms of any executive bonus programs for the year.  The Committee also considers at that time whether any restricted stock or stock options should be awarded.  The Committee may delegate decisions concerning compensation matters to the Independent Subcommittee and will delegate any decisions concerning performance-based compensation under Internal Revenue Code Section 162(m) to the Independent Subcommittee.  After the year is completed, the Committee or Independent Subcommittee certifies the performance achieved and any compensation earned for performance-based compensation awards.  The Chief Executive Officer makes recommendations to the Committee or Independent Subcommittee concerning compensation for other (non-CEO) executive compensation.  Director compensation is reviewed from time to time on an information basis by the Chief Executive Officer and Chair of the Committee.  Their recommendations concerning any change in Director compensation are referred to the Committee and the Board.

Compensation Committee Interlocks and Insider Participation.  Directors who served on the Compensation Committee in 2008 were Messrs. Bieber, Bigos, Burwell, Schwalbach, and Strangis, and Ms. Goldberg.  None of these Directors has ever served as an officer or employee of TCF or any of its subsidiaries and the Board has determined that all of them were independent for 2008 under standards outlined on page 10.  Certain transactions between TCF and Directors Bieber, Bigos, Burwell, Goldberg, Schwalbach, and Strangis are disclosed on page 10 under the caption “What Transactions Were Considered Non-Material?”.

Audit Committee Charter.  All members of the Audit Committee are listed on page 7 and are independent under the standards outlined on page 10.  The Audit Committee operates under a formal charter that may be accessed through the TCF website at www.tcfbank.com (click on “About TCF,” then click on “Corporate Governance”), or may be obtained from TCF’s Corporate Secretary at the TCF address on page 1.

DIRECTOR INDEPENDENCE AND RELATED PARTY TRANSACTIONS

How Does the Board Determine Which Directors Are Independent?  Section 303A of the NYSE Listed Company Manual (the “NYSE Rule”), relating to corporate governance and director independence, requires the TCF Board of Directors (and all other NYSE-listed companies) to have a majority of Directors who are independent and requires the Board to make an affirmative determination that a Director has “no material relationship” with TCF for the Director to qualify as independent.  The NYSE Rule, as incorporated into the regulations of the Securities and Exchange Commission (“SEC”), identifies certain transactions or relationships which automatically disqualify a Director from being independent.  In the case of transactions or relationships with a Director’s business, annual payments of more than the greater of $1,000,000 or 2% of the gross revenues of the Director’s business are automatically disqualifying.

As permitted by the NYSE Rule, the Board of Directors has adopted the following categorical standards to assist it in determinations of independence.  Transactions or relationships falling within a categorical standard adopted by the Board are deemed automatically to be non-material.

•                  Regulation O-Approved Commercial Loans from TCF Bank to a Director’s Business.  Loans from TCF Bank or a subsidiary to a Director’s company are not material if they are not automatically disqualifying under the NYSE Rule, are subject to approval under Federal Reserve Board Regulation O, and TCF has not classified them as being in default.

•                  Transactions or Relationships Which Are Beneath Certain Thresholds and Are Not Automatically Disqualifying.  Transactions or relationships between TCF and a Director and/or the Director’s business are not material if they are not automatically disqualifying under the NYSE Rule, and the transaction (including employment) amounts are not in excess of $120,000 in a calendar year.

•                  Retail Banking Relationships: Home Mortgages, Consumer Loans and Retail Deposit Accounts.  Home mortgages, consumer loans and retail deposit accounts at TCF for a Director or immediate family members of the Director are not material if they are not automatically disqualifying under the NYSE Rule and are on ordinary retail consumer terms and conditions.

•                  Stockholder Ownership under 10%; Limited Partnerships; Service as Executive Officer.  A Director’s ownership of less than 10% equity interest in a company, or a limited partnership interest in a company, is not sufficient to cause the company to be considered as an indirect interest of the Director for purposes of determining material business relationships between the Director and TCF.  However, a Director’s service as executive officer of a company is sufficient to cause the company to be considered as an indirect interest of the Director for purposes of determining material business relationships between the Director and TCF, even if the Director has ownership of less than 10% equity interest in a company.

What Transactions Were Considered Non-Material?  During 2006 through 2008, TCF had transactions or business relationships with certain Directors or their related companies or immediate family members, all of which were determined by the Board to be not material for purposes of Director independence.

Regulation O-Approved Commercial Loans, Consumer Loans, and Retail Banking Accounts.  The following transactions and relationships were reviewed by the Board and determined to not constitute a material relationship for purposes of Director independence, based on the categorical standards described above.  All commercial loans and leases and all home mortgages and consumer loans were made, in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not contain more than the normal risk of collectibility or present other unfavorable features.  All such loans and leases are approved by the Board of Directors when required by Federal Reserve Board Regulation O.

•                  The following Directors or their related companies have, or during 2006 through 2008 had, commercial loans or leases with TCF:  Messrs. Bieber, Bigos, Scherer (who is now resigned from the Board), and Strangis.  The following Directors or their related companies have, or during 2006 through 2008 had, commercial deposit accounts with TCF:  Messrs. Bieber, Bigos, Burwell, Scherer, and Strangis.

•                  The following Directors have, or during 2006 through 2008 had, retail deposit accounts and/or consumer loans at TCF, all of which are on ordinary retail consumer terms and conditions:  Mr. Bigos, Mr. Burwell, Mr. Cooper, Mr. Cusick, Ms. Goldberg, Mr. Johnson, Mr. Pulles, Mr. Scherer (who is now resigned from the Board), Mr. Scovanner, Mr. Strangis, and Mr. Winslow.

Other Business Relationships.  The following additional transactions and business relationships were reviewed and determined by the Board to be not material for purposes of Director independence.

•                  Silvertree Hotel of Snowmass Limited Partnership (“Silvertree Hotel”) provided lodging services to TCF for a business event in 2009.  Mr. Burwell is the principal owner of a partnership which owns the Silvertree Hotel.  Total fees received by the Silvertree Hotel in 2009 were approximately $200,000 (with an advance deposit being made in 2008).  The Board of Directors has reviewed this relationship and affirmatively determined (with Mr. Burwell abstaining) that it does not constitute a material relationship between Mr. Burwell and the Company for purposes of Director independence because the payments were not so significant as to compromise his exercise of independent judgment as a Director, and therefore did not affect Mr. Burwell’s status as an independent Director.  There were no other fees paid to the Silvertree Hotel in 2006, 2007, or 2008.

•                  During 2006 through 2008, the firm of Kaplan, Strangis and Kaplan, P.A. (“KSK”) provided legal services to TCF (including its subsidiaries).  Mr. Strangis is a member of the firm of KSK.  Total fees paid by TCF to KSK in 2006, 2007, and 2008 were approximately $322,570, $340,930, and $582,000, respectively.  During 2006-08, CTS Corporate Travel Solutions (“CTS”) provided certain travel-related services to TCF (including its subsidiaries).  Mr. Strangis’ spouse is an officer, director and minority stockholder of CTS.  Total payments by TCF to CTS in 2006, 2007, and 2008 were approximately $169,420, $140,160, and $118,500, respectively.  The Board of Directors has reviewed these relationships and affirmatively determined (with Mr. Strangis abstaining) that they do not constitute a material relationship between Mr. Strangis and the Company for purposes of Director independence because: the extent to which Mr. Strangis is expected to benefit from the payments is not so significant as to compromise his exercise of independent judgment as a Director; the payments were consistent with the range of payments from TCF to KSK and CTS in prior years; the payments and the transactions for which they are made were negotiated on an arm’s length basis; the payments are a small percentage of the Company’s total expenses; in the case of CTS, the Director’s interest is indirect and insignificant; and in the case of KSK, the Company deals with many law firms in addition to KSK.  Therefore, the Board determined that the relationships did not affect Mr. Strangis’ status as an independent Director.  The Board of Directors periodically reviews those longstanding and ongoing relationships and considers the amounts and terms of the arrangements to be reasonable and appropriate for the services provided.

•                  Several Directors are investors in Cooper State Bank, a state bank organized under the laws of Ohio, of which Mr. Cooper is controlling shareholder and Mr. Strangis was an organizer.  In addition to Mr. Cooper, Mr. Bigos, Mr. Burwell, Ms. Goldberg, Mr. Pulles, Mr. Schwalbach, Mr. Strangis, and certain members of TCF’s management are shareholders in the bank.  Three current members of TCF’s management are also directors of Cooper State Bank.  The Board of Directors has reviewed these relationships and affirmatively determined (with each affected Director abstaining from his or her own determination) that they do not constitute material relationships between Mr. Bigos, Mr. Burwell, Ms. Goldberg, Mr. Schwalbach, or Mr. Strangis, and the Company for purposes of Director independence because: these transactions are not so significant as to compromise their exercise of independent judgment as Directors; the transactions are not with the Company or Company management; there are no material transactions between the Company and Cooper State Bank (Cooper State Bank owns shares of trust preferred capital of TCF Financial); Cooper State Bank is not a competitor of TCF (its market area does not overlap TCF’s); and the investments are not otherwise so significant as to compromise the Director’s exercise of independent judgment as a Director.

•                  Ms. Goldberg’s son is employed by the Company in a non-executive capacity.  The Board has reviewed this relationship and affirmatively determined (with Ms. Goldberg abstaining) that it does not constitute a material relationship between Ms. Goldberg and the Company for purposes of Director independence, in that he is employed in a non-executive position and has not received during any twelve-month period within the last three years more than $120,000 in direct compensation from the Company.

•                  The Board has also reviewed Director ownership of shares of TCF common stock and/or trust preferred capital and affirmatively determined (with affected Directors abstaining) that such ownership does not constitute a material relationship between any of those Directors and the Company for purposes of Director independence, in that no such Director owns 10% or more of any voting class of outstanding TCF securities.

Which Directors are Independent?  The NYSE evaluation of director independence is based on a three-year look-back period.  On the basis of the foregoing categorical standards and review of the transactions and relationships between Directors and TCF over the years 2006 through 2008, the Compensation/Nominating/Corporate Governance Committee and the Board of Directors affirmatively determined in January 2009 that the following Directors have no material relationship with TCF and are considered to be independent:  Mr. Bieber, Mr. Bigos, Mr. Burwell, Ms. Goldberg, Mr. Johnson, Mr. Schwalbach, Mr. Scovanner, and Mr. Strangis.  The Compensation/Nominating/ Corporate Governance Committee and Board also determined that Mr. Scherer, prior to his resignation as a Director in December 2008, was independent.  The Board of Directors determined that the following Directors are not independent:  Mr. Cooper (TCF’s Chief Executive Officer), Mr. Pulles (TCF’s Vice Chairman and Secretary), Mr. Winslow (TCF’s Vice Chairman), and Mr. Cusick (TCF’s former Chief Operating Officer), because current and former executives receiving compensation for prior services are deemed to be non-independent under the NYSE Rule.

Related Party Transaction Approval Process.  By written policy and regulation, loans to Directors, executive officers or their immediate family members are submitted for review to the Board of Directors of TCF Bank as and to the extent required by Regulation O.  Transactions with Directors, executive officers or their immediate family members that present a possible conflict of interest under TCF’s written Code of Ethics are reviewed by TCF’s General Counsel and submitted to the TCF Financial Board of Directors where appropriate or required under the Code of Ethics.  By unwritten policy, all other transactions in which TCF is a participant with Directors, Director nominees and related companies of Directors, executive officers, or their immediate family members that are reportable in the proxy statement are reported to the Audit Committee and, for transactions involving independent Directors, the Compensation/Nominating/Corporate Governance Committee and the Board.  All such reports are in writing and maintained with the records of the applicable committee or Board meetings.  The Board of Directors and committees are responsible for reviewing any transactions submitted to them for approval, denial, ratification or termination.

COMPENSATION OF DIRECTORS

The following table shows TCF’s compensation for outside Directors in 2008 including cash compensation and other non-cash expense.  Messrs. Cooper, Nagorske, and Pulles are Named Executives of TCF Financial and do not receive any compensation for their service as Directors.  Accordingly, Messrs. Cooper, Nagorske, and Pulles are not included in the following table.  (See the Summary Compensation Table on page 36.)

Director Compensation

Name	Fees Earned or Paid in Cash	Stock Awards (1) (2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (3)	All Other Compensation (4)	Total
William F. Bieber	$ 30,500	$2,007	$20,000	$ 0	$52,507
Theodore J. Bigos	$ 8,000	$ 455	$20,000	$ 0	$28,455
Rodney P. Burwell	$30,000	$2,007	$20,000	$10,000	$62,007
Thomas A. Cusick	$28,000	$2,007	$20,000	$ 0	$50,007	(5)
Luella G. Goldberg	$34,500	$2,007	$20,000	$10,000	$66,507
George G. Johnson	$34,000	$2,007	$20,000	$10,000	$66,007
Peter L. Scherer	$28,000	$ 0	$ 0	$ 3,620	$31,620
Gerald A. Schwalbach	$57,500	$2,007	$20,000	$ 0	$79,507
Douglas A. Scovanner	$55,000	$2,007	$20,000	$ 0	$77,007
Ralph Strangis	$50,500	$2,007	$20,000	$10,000	$82,507
Barry N. Winslow	$ 0	$ 443	$ 0	$35,800	$ 443

(1)    Consists of restricted stock award expense in 2008 of a restricted stock grant of 2,389 shares to each Director in the chart excluding Mr. Scherer who forfeited the shares because he was not a Director on December 31, 2008, and Messrs. Bigos and Winslow who were not Directors in 2006.  TCF’s accounting policy for stock-based compensation is described in Note 1 to TCF Financial’s Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2008.  Dividends are paid on the shares at the regular rate paid to stockholders.  Based on TCF’s achievement of more than 20% return on tangible equity (“ROTE”) in 2006 and 2007, one-third of this award vested for each outside Director in January 2007 and one-third vested in January 2008.  The ROTE goal was not achieved in 2008 and the remaining one-third of the stock award therefore did not vest in January 2009.  The annual goal for years 2009 and after will be the mean of the Return on Equity (“ROE”) for TCF’s peer group.  (See “Analysis of the Tools the Committee Uses” on page 23 under the “Compensation Discussion and Analysis” section.)  The remaining one-third of the award will vest on the January 1 following the fiscal year in which the new goal is achieved, or if not sooner vested, on January 23, 2016, ten (10) years after the grant date.  The total grant date fair value of each of the 2,389 share awards is $60,158, based on the grant date fair value of $25.1814 per share.  The expense recognized in 2008 represents 1/10 of the grant date fair value for one-third of the total grant of 2,389 shares.

(2)    Mr. Bigos was elected to the Board on October 20, 2008, and was awarded a restricted stock grant of 1,443 shares, which will vest on the January 1 following the fiscal year in which the goal is achieved, or if not sooner vested, on October 20, 2018, ten (10) years after the grant date.  The total grant date fair value of the award was $25,007, based on the grant date fair value of $17.33 per share.  The expense recognized in 2008 represents two months of vesting.  Mr. Winslow was elected to the Board as an outside Director on July 21, 2008, and was awarded a restricted stock grant of 745 shares, with a grant date fair value of $10,011, based on the grant date fair value of $13.437 per share.  Mr. Winslow subsequently rejoined TCF as an employee and therefore became an inside Director, for which no compensation in that role is received.  The expense recognized for 2008 represents five months of vesting.

(3)    Consists of retirement benefits earned during 2008.  This amount is forfeited if a Director does not complete at least five years of Board service (excluding service while an employee of TCF).  There were no above-market or preferential earnings on nonqualified deferred compensation earnings in 2008.

(4)    Consists of matching charitable gift contributions by TCF on behalf of Directors except for Mr. Winslow.  Mr. Winslow’s compensation consists of consulting fees incurred prior to being elected to the Board or employed by TCF.

(5)    This amount does not include distributions that Mr. Cusick received in 2008 from a non-Director TCF deferred compensation plan.

Material Information Regarding Directors’ Compensation.

•                  Cash compensation for outside Directors (which may be deferred and invested in TCF Stock):

•                  Annual Retainer – $20,000; Committee Chairs receive an additional $20,000 annual fee

•                  Board Meetings – $1,000/meeting

•                  Committee Meetings – $500/meeting ($1,000/meeting for Audit Committee members)

•                  Inside Directors (Messrs. Cooper, Nagorske, Pulles, and Winslow) do not receive any compensation for their service as Directors.

•                  Stock Grant Program:

•                  Periodically, but not more often than every three years, outside Directors receive TCF Stock grants equal to three times their annual base retainer: (excludes higher retainer for committee chairs) ($20,000 x 3 = $60,000).

•                  The number of shares granted is determined by dividing three times the annual retainer fee by the price of TCF Stock on the grant date.

•                  The stock vests over a minimum of three years.

•                  Beginning in 2009, one-third of the shares will vest in each year that TCF Financial’s return on equity exceeds the mean for TCF’s peer group of institutions.  (See “Analysis of the Tools the Committee Uses” on page 23 under the “Compensation Discussion and Analysis” section.)

•                  Dividends are paid on unvested shares at the same rate as regular dividends to TCF stockholders.

•                  Once all shares vest or expire, new grants are made.

•                  Unvested shares will vest if a change in control occurs.

•                  Directors’ Retirement Plan:

•                  Directors with five or more years of service as an outside Director receive a retirement benefit.

•                  After five years, outside Directors are 50% vested with an additional 10% vesting each year thereafter until the tenth year when they are 100% vested.  The amount of the annual benefits is the vested percentage times the annual Board retainer (currently $20,000) in effect at retirement.

•                  Benefits become 100% vested if a change in control occurs.

•                  The benefit is paid for a number of years equal to the outside Director’s length of service on the Board.

•                  Directors Deferred Plan (for outside Directors):

•                  Fees and stock grants may be deferred until service ends on the Board.

•                  All deferred fees are invested in TCF Stock.

•                  Dividends (market rate) are accumulated and invested in TCF Stock.

•                  Distributions for pre-2005 accounts are in installments or lump sum, as elected by the Director.  For accounts accumulated in 2005 and after, all distributions are in a lump sum.

•                  TCF Matching Gift Program:

•                  TCF offers a matching gift program to supplement donations made by employees and Directors to charitable organizations of their choice up to a maximum gift of $10,000 annually.

•                  Indemnification rights are provided to Directors under TCF Financial’s Certificate of Incorporation and Bylaws, to the extent authorized under Delaware General Corporation Law and TCF maintains Directors and Officers Insurance.

•                  TCF pays for travel and other expenses of TCF Directors to attend Board meetings as a business expense.

•                  TCF typically holds one Board meeting per year (the “Annual Board Retreat”) at a remote location within or outside the U.S. and pays Directors’ travel and lodging expenses incurred in connection with the meeting, as well as those of the Directors’ spouses.  The 2009 Annual Board Retreat will be held in Minneapolis, Minnesota.

Outstanding Equity Awards of Outside Directors at December 31, 2008

	# Shares Unvested	Market Value of
	Restricted Stock	Unvested Shares
Name	(1)	(2)
William F. Bieber	797	$10,887
Theodore J. Bigos (3)	1,443	$19,711
Rodney P. Burwell	797	$10,887
Thomas A. Cusick	797	$10,887
Luella G. Goldberg	797	$10,887
George G. Johnson	797	$10,887
Gerald A. Schwalbach	797	$10,887
Douglas A. Scovanner	797	$10,887
Ralph Strangis	797	$10,887
Barry N. Winslow (4)	745	$10,177

(1)             Consists of the Directors’ stock award as described in footnote (1) to the Director Compensation table on page 13.

(2)             Consists of the number of unvested shares shown in the previous column, multiplied by the closing stock price on December 31, 2008, the last business day of 2008, of $13.66 per share.

(3)             Mr. Bigos was elected to the Board in October 2008 and was awarded a restricted stock grant.  See the Director Compensation table on page 13.

(4)             Mr. Winslow became an inside Director at the end of July 2008.  These shares represent the stock award he received while he was an outside Director.  See the Director Compensation table on page 13.

TCF STOCK OWNERSHIP OF DIRECTORS, OFFICERS AND 5% OWNERS

The following chart shows ownership as of January 31, 2009 (except as indicated in footnote (5)) of TCF Stock by those indicated.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(4)		% of Shares Outstanding (2)
Directors who are not Named Executives:
William F. Bieber.	914,652	(6)	*
Theodore J. Bigos	22,053	(6)	*
Rodney P. Burwell	188,558	(6)	*
Thomas A. Cusick	464,949		*
Luella G. Goldberg	233,407	(6)	*
George G. Johnson	70,420		*
Gerald A. Schwalbach	158,928	(6)(7)	*
Douglas A. Scovanner	17,036		*
Ralph Strangis	126,908	(6)	*
Named Executives:
William A. Cooper	4,193,450	(7)	3.3%
Lynn A. Nagorske	491,103	(7)	*
Thomas F. Jasper	52,894		*
Neil W. Brown	239,417		*
Candace H. Lex	5,528		*
Gregory J. Pulles	393,618		*
All Directors and Executive Officers combined
(26 persons, including those named above)	9,393,957	(3)(6)(7)	7.4%

5% beneficial owners
Advisory Committee of TCF Employees Stock Purchase Plan c/o General Counsel TCF Financial Corporation 200 Lake Street East Mail Code EX0-03-A Wayzata, MN 55391-1693	7,846,069	(6)	6.1%

Barclays Global Investors, N.A. 400 Howard Street San Francisco, CA 94105	7,391,288	(5)	5.7%

*      Represents 1.0% or less of the outstanding common stock of the class.

(1)    All shares are directly owned or purchasable by options exercisable within 60 days after January 31, 2009, and the person indicated has sole voting and dispositive power, except as indicated in the following footnotes.  Includes shares beneficially owned by family members who share the person’s household, with respect to which shares the indicated person disclaims any beneficial ownership, as follows: Mr. Bieber, 14,000 shares; Mr. Brown, 54,000 shares; Mr. Burwell, 58,000 shares; Mr. Cooper, 26,131 shares; Ms. Goldberg, 10,000 shares; Mr. Pulles, 134,115 shares; and all Directors and executive officers combined, 337,914 shares.

(2)    Each amount showing the percentage of outstanding shares owned beneficially has been calculated by treating as outstanding and owned the shares which could be purchased by the indicated person upon the exercise of existing options within 60 days after January 31, 2009.

(3)    Includes shares which could be purchased upon the exercise of existing options within 60 days after January 31, 2009.  As of January 31, 2009, there were 95,000 options outstanding for all executive officers combined.

(4)    Includes whole shares of TCF Stock allocated to accounts in the TCF Employees Stock Purchase Plan, for which the Named Executives and certain Directors have shared voting power as follows:  Mr. Brown, 6,088 shares; Mr. Jasper, 5,961 shares; Ms. Lex, 2,078 shares; Mr. Nagorske, 60,484 shares, Mr. Pulles, 48,439 shares; and all Directors and executive officers combined, 376,730 shares.  Also includes whole shares of TCF Stock in the trust for the ESPP Supplemental Plan (as defined on page 31), for which the Named Executives do not have voting power, as follows:  Mr. Brown, 22,979 shares; Mr. Jasper, 2,100 shares; Ms. Lex, 3,450 shares; Mr. Nagorske, 22,684 shares; Mr. Pulles, 50,728 shares; and all Directors and executive officers combined, 208,953 shares.  Also includes whole shares of TCF Stock (vested and unvested) in the trust for the TCF Financial Directors Deferred Compensation Plan for which the Directors do not have voting power, as follows: Mr. Bieber, 58,852 shares; Mr. Bigos, 2,053 shares; Mr. Burwell, 15,558 shares; Mr. Cooper, 8,395 shares; Mr. Cusick, 8,990 shares; Ms. Goldberg, 152,743 shares; Mr. Johnson, 58,279 shares; Mr. Schwalbach, 20,479 shares; Mr. Scovanner, 14,736 shares; Mr. Strangis, 58,908 shares; and all Directors combined, 398,993 shares.

(5)    Beneficial ownership of shares by Barclays Global Investors, N.A., is in the following manner:  sole voting power 6,163,050 shares; shared voting power 0 shares; sole dispositive power 7,391,288 shares; shared dispositive power 0 shares.  The foregoing information is based upon the Form 13G filed with the SEC by Barclays Global Investors, N.A. on February 5, 2009.  Information is as of December 31, 2008.

(6)    The Advisory Committee for the TCF Employees Stock Purchase Plan has shared voting power with participants of all allocated shares in the Plan.  Advisory Committee members disclaim ownership of these shares.  Information on the table as to shares beneficially owned by Ms. Goldberg, and Messrs. Bieber, Bigos, Burwell, Schwalbach, and Strangis, does not include any shares beneficially owned by the Advisory Committee.

(7)       Includes shares pledged as collateral for loans undertaken by Directors or Named Executives as follows:  Mr. Cooper, 3,509,000 shares; Mr. Nagorske, 279,213 shares; Mr. Schwalbach, 68,326 shares; and all Directors and executive officers combined, 4,706,616 shares.

Were All Stock Ownership Reports Timely Filed by TCF Financial Insiders? (Section 16(a) Beneficial Ownership Reporting Compliance).  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires TCF Financial’s Directors, executive officers and persons who beneficially own more than 10% of the outstanding shares of TCF Stock to file stock ownership reports with the SEC and the NYSE.  Based upon representations signed by officers and Directors, TCF Financial believes that all reports required by officers and Directors were filed on a timely basis during 2008, except that TCF filed one late report for the cancellation of 797 shares of unvested restricted stock on behalf of Peter Scherer, a former TCF Director.

BACKGROUND OF EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The following describes the last five years (or longer) of business experience of executive officers of TCF Financial, or its principal wholly-owned subsidiary TCF Bank, who are not Directors of TCF Financial.  In these descriptions, TCF Bank – Lakeshore is the Illinois-Wisconsin division of TCF Bank.  TCF Bank – Michigan is the Michigan division of TCF Bank, and TCF Bank – Minnesota and TCF Bank – Colorado are the Minnesota and Colorado divisions respectively, of TCF Bank.  TCF Bank Wisconsin, TCF Bank Michigan, TCF Bank Minnesota, and TCF Bank Colorado are former subsidiary banks that were merged into TCF Bank.  TCF National Bank Arizona is a wholly-owned subsidiary of TCF Financial.

TIMOTHY P. BAILEY (age 53) was elected Vice Chairman of Commercial and Consumer Credit of TCF Bank in 2008.  Prior to that, he was President and CEO of TCF Bank from 2006 to 2008.  From 2001 to 2005, he was President of TCF Bank – Lakeshore.  He has also held various other positions with TCF Bank: Chief Operating Officer/Lending of TCF Bank – Lakeshore from 2000 to 2001; President and Chief Executive Officer of TCF Bank Wisconsin from 1993 to 2001, and prior to that Vice President of Commercial Lending/Loan Workouts with TCF Bank.

PAUL B. BRAWNER (age 60) was elected Executive Vice President of TCF Bank in 2000.  Prior to that, he was a Senior Vice President of TCF Bank from 1998 to 2000.

JAMES S. BROUCEK (age 45) was elected Treasurer of TCF Financial and TCF Bank in 2005 and Senior Vice President of TCF Financial in 2002.  He also has been Chief Investment Officer since 2001 and Executive Vice President since 2007 of TCF Bank.  Prior to that, he was Senior Vice President and Controller of TCF Bank – Michigan since 1995.

NEIL W. BROWN (age 50) was elected President and Chief Operating Officer of TCF Financial effective January 1, 2007.  He has been President of TCF Financial since January 2006 and was Chief Financial Officer from 1998 through December 2006.  He was an Executive Vice President and Treasurer of TCF Financial from 1998 to 2005.

CRAIG R. DAHL (age 54) has been Chairman of TCF Inventory Finance, Inc., since 2008; President of TCF Equipment Finance, Inc., since 1999; and Chairman and Chief Executive Officer of Winthrop Resources Corporation, since 2003, all of which are wholly-owned subsidiaries of TCF Bank.  He has also been an Executive Vice President of TCF Financial since 1999.

JOSEPH W. DOYLE (age 61) was elected President of TCF Bank – Michigan in November 2008.  Prior to that, he had been the head of TCF Bank – Michigan Consumer Lending division since July 2005.  He has also held various positions with TCF affiliates: Executive Vice President of TCF Mortgage Corporation (Minnesota) from 2000 to 2005; head of TCF Bank – Michigan Residential Lending division from 1996 to 2000; Executive Vice President of TCF Mortgage Corporation from 1994 to 1996; and President (1991 to 1994), Senior Vice President (1990 to 1991), and Vice President of branch operations (1989 to 1990) for North Star Title, a subsidiary of TCF Bank Savings.

THOMAS F. JASPER (age 40) was elected Executive Vice President and Chief Financial Officer of TCF Financial in January 2007.  Prior to that, he was Executive Vice President and Chief Financial Officer of TCF Equipment Finance, Inc., and Executive Vice President of Winthrop Resources Corporation.  Prior to joining TCF Equipment Finance, Inc. in 2001, he held various other positions, including Senior Manager, at KPMG LLP.

MARK L. JETER (age 52) was elected President of TCF Bank – Minnesota in 2000.  Prior to that, he held various positions with TCF affiliates: Chief Executive Officer of TCF Bank Michigan (1998 – 2000), President of TCF Bank Michigan (1999 – 2000), Executive Vice President of Retail Banking of TCF Bank (1996 – 1998), and Senior Vice President of Retail Banking of TCF Bank (1994 – 1996).

TIMOTHY B. MEYER (age 50) was elected President of TCF Bank – Colorado in 2008 and TCF Bank Arizona in 2006.  Prior to that, he was Executive Vice President of Consumer Lending for TCF Bank – Minnesota since 2002 and a Senior Vice President of Consumer Lending from 1998 – 2002.

MARK W. ROHDE (age 47) was elected President of TCF Bank – Lakeshore in 2006.  Prior to that, he was Executive Vice President of Consumer Lending of TCF Bank – Lakeshore since 1997.

DAVID M. STAUTZ (age 52) was elected Executive Vice President of TCF Bank in 2007 and was elected Senior Vice President, Controller and Assistant Treasurer of TCF Financial, and Assistant Treasurer of TCF Bank in 1999.  He has been Controller of TCF Bank since 2000.  Mr. Stautz is a member of the American Institute of Certified Public Accountants.

EARL D. STRATTON (age 61) was elected Executive Vice President and Chief Information Officer of TCF Financial in 1995 and TCF Bank in 2001.  Prior to that, he was a Senior Vice President of TCF Financial and a Senior Vice President of TCF Bank since 1985.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee of the Board of Directors (“Committee”)

Overview

The following Compensation Discussion and Analysis provides information on compensation paid to TCF’s Chief Executive Officer, Chief Financial Officer, the other three most highly compensated executive officers in 2008 and Mr. Nagorske (TCF’s former Chief Executive Officer who retired in 2008).  While Executive Vice President Ms. Lex is a Named Executive in this proxy statement, she is no longer an employee of the Company.  These individuals are referred to as the “Named Executives,” and are shown in the Summary Compensation Table on page 36.  In this section, the term “Committee” refers to the Compensation Committee of the Board of Directors or a subcommittee thereof, all of the members of which meet the independence requirements of Internal Revenue Code Section 162(m) and Securities and Exchange Commission Rule 16b-3.

The following are key developments in 2008 and 2009 relating to TCF’s Named Executive compensation:

•                  Mr. Nagorske retired as Chief Executive Officer in July 2008 and was replaced by former Chief Executive Officer William A. Cooper.

•                  The Committee determined that Mr. Cooper, Chief Executive Officer, will not be paid a base salary or annual cash bonus, but instead received a multi-year grant of restricted stock and stock options.

•                  Base salaries for the Named Executives in 2009 will be the same as in 2008.

•                  No cash bonuses were earned or paid to the Named Executives for 2008.

•                  2009 cash incentives for the Named Executives will be discretionary based on individual performance.

•                  In January 2009, the Committee made restricted stock awards to executives (except Mr. Cooper) totaling 290,000 shares.  One-third of each award will vest each year over the 3-year period from 2010 through 2012.  Vesting will not be tied to an earnings or other financial target.

•                  Beginning in November, 2008, TCF is participating in the U.S. Treasury Department’s Capital Purchase Program (“CPP”) which prohibits incentive compensation programs for senior executives that encourage “unnecessary or excessive risk.”  (See “TCF’s Participation in the CPP” on page 27.)

•                  In accordance with the CPP requirements, TCF amended its executive contracts by providing for a “claw-back” of incentive compensation under certain circumstances and limiting “golden parachute” payments.

•                  Under the CPP requirements, TCF is not permitted to deduct compensation related to certain Named Executives in excess of $500,000, even if such compensation is “qualified performance-based” compensation.

•                  In response to the CPP requirements, effective January 2009, executive restricted stock awards from 2008, including those of Mr. Cooper and Mr. Pulles, were amended to eliminate the requirement that TCF achieve a performance target for the award to vest.

Objectives of TCF’s Executive Compensation Program

TCF’s executive compensation program is designed to:

1.     Attract and retain experienced, highly qualified executives critical to the Company’s long-term success and enhancement of stockholder value.

2.     Link pay to individual performance in a way that does not encourage unnecessary or excessive risk to the Company.

3.     Result in the majority of total compensation being in the form of an annual cash incentive and long-term incentives which are based on individual performance.

4.     Align the executives’ interests with that of stockholders through long-term ownership of TCF Stock.

Elements of Executive Compensation

What the Executive Compensation Program is Designed to Reward

TCF’s executive compensation program is comprised of the following elements:

1.     Base Salary.  This is a fixed component that is intended to provide a minimum level of compensation necessary to attract and retain highly qualified executives and to avoid unnecessary or excessive risk taking by executives (see discussion below under “Annual Cash Incentive”).  The Committee reviews the level of base salaries annually, and approves adjustments to base salaries upon recommendation of the Chief Executive Officer when they become uncompetitive or responsibilities are increased.  Mr. Cooper does not receive a base salary.

2.     Annual Cash Incentive.  Current Named Executives (except Mr. Cooper) are eligible for an annual cash incentive.  In 2008, the cash incentive was based on achievement of a corporate financial goal and individual goals.  (Mr. Cooper was not eligible for any part of the 2008 cash incentive.)  In 2009, the incentive is discretionary based on individual performance.  In evaluating individual performance and approving the payment of a cash incentive, the Committee will consider the Chief Executive Officer’s assessment of whether the executive caused the Company to incur any unnecessary or excessive risk to achieve the incentive.  The annual cash incentive is therefore designed, on the one hand, to reward individual performance by each Named Executive within his or her area of responsibility, and on the other hand, to discourage unnecessary or excessive risk taking by an executive that may be to the Company’s long-term detriment.

3.     Long-Term Incentive.  The Committee approves periodic discretionary awards of restricted stock and stock options upon recommendation (except in the case of his own awards) of the Chief Executive Officer, as it believes the best long-term incentive is ownership of TCF Stock.  The timing of these awards is based largely on the status of existing unearned and unvested awards, which usually vest over a three- to four-year period.  The Committee will generally consider making a new award when a previously unvested award is about to vest or be forfeited.  The Committee believes that an unearned and unvested stock or stock option award should be outstanding for each Named Executive at all times to serve as an incentive to remain with the Company and to focus the executive on the Company’s long-term financial performance.  Additionally, the Committee believes the long-term nature of an investment in restricted stock and stock options discourages executives from taking unnecessary or excessive risk to achieve desired financial performance.   The annual value of each grant has generally been a multiple of base salary and dependent on a number of factors, including level of base salary, length of service with the Company, position, time period established for vesting, number and size of prior grants, and amount of stock previously earned.  Stock options are valued using the Black-Scholes option pricing model.  Various performance goals have been used for vesting of stock grants, however, the grants awarded in 2008 (as modified) and 2009 (described below) have no performance goals.

TCF generally makes awards of restricted stock and stock options for existing employees at its regularly scheduled meetings of the Committee.  For stock options, the exercise price is determined at fair market value on the date of the award.  The Company does not coordinate the timing of awards with the release of material information.

The following restricted stock and stock option awards were in place during 2008 and through the date of this proxy statement:

•      In January 2006, the Committee approved restricted stock awards (the “Year 2006 Stock Awards”) consisting of 477,500 shares in total to members of TCF Financial’s executive management group, including the Named Executives.  The number of shares that vest was tied to year-over-year increases in earnings-per-share (“EPS”) during each of the years 2006, 2007, and 2008, in excess of the base EPS for 2005 of $2.00.  These awards qualified as “performance-based” under Internal Revenue Code Section 162(m).  Generally, executives must remain employed with the Company until January 31, 2011 in order to receive their earned shares.  However, if an executive leaves the Company before then on account of retirement, disability, or death, any earned shares accumulated to the date of the executive’s departure become transferable on January 31, 2011 (or sooner in the case of disability or death).  Any outstanding Year 2006 Award shares will fully vest upon a change in control of TCF Financial.  The Committee previously approved the payment of dividends on unearned and unvested stock under the Year 2006 Stock Awards.  As of December 31, 2008, 31,575 shares of the Year 2006 Stock Awards were earned.  All shares that were not earned as of the end of 2008 were forfeited in January 2009.

•      In January 2007, the Committee approved two additional performance-based awards of 10,000 shares each as part of the Year 2006 Stock Awards to two newly-elected executives, including Mr. Jasper, who was elected Chief Financial Officer effective January 1, 2007.  For those awards, the vesting goals were adjusted to allow the possibility of earning 100% of the shares in two years (2007-08) instead of three years (2006-08). The Committee also approved two additional non-performance-based awards of 10,000 shares each to these executives.

•      In January 2008, the Committee approved stock option awards to the Named Executives (except Mr. Cooper, who was not yet employed by the Company) with an annual value equal to or near one times base salary (for Mr. Pulles, the value of his restricted stock award described below plus the value of the stock option award were combined to achieve this target).  The strike price for these stock options is equal to the average of the high and low stock price on January 18, 2008 (the market being closed on the date of the award, which was January 21, 2008) or $15.75. One-half of the stock options will vest January 1, 2011, and the other one-half will vest January 12, 2012.

•      In January 2008, the Committee also approved a restricted stock award to Mr. Pulles. Under the original terms of that award, one-half of the restricted stock award will vest on January 31, 2011 if the Company achieves an average return on equity (“ROE”) of 15% for the three years 2008, 2009, and 2010, and the other one-half will vest on January 31, 2012, if the Company achieves average ROE of 15% for the three years 2009, 2010, and 2011. The restricted stock award has since been amended to eliminate the ROE requirement for vesting, as further discussed below.  No dividends will be paid in connection with this restricted stock award until it vests.

•      In July 2008, the Committee approved restricted stock and stock option awards to Mr. Cooper in connection with his election as Chief Executive Officer, a further discussed below.

•      In January 2009, the Committee approved additional restricted stock awards to current Named Executives (except Mr. Cooper), as further discussed below.

4.     Retirement Benefits.  TCF has no special retirement benefits for Named Executives.  They participate in the TCF Employee Stock Purchase Plan and have participated in the now frozen Cash Balance Pension Plan to the same extent as other employees, except they, along with other highly compensated employees, participate in supplemental plans that are nonqualified, noncontributory and unfunded programs intended to allow those employees to receive amounts they would have been entitled to receive under the regular plan had that plan not been limited by Internal Revenue Code limitations.  Retirement benefits are not considered to be a significant component of overall compensation.

5.     Payments in the Event of Termination.  As further discussed below, certain Named Executives have employment contracts which generally provide for a cash payment in the event of a termination of employment equal to two times the sum of base salary plus annual cash incentive (using a three-year average for the cash incentive).  In the case of Mr. Nagorske prior to his retirement in July 2008, the amount was equal to three times the sum of base salary plus annual cash incentive (using a three-year average for the cash incentive).   The Committee reviews these agreements annually.  These agreements have an “evergreen” feature under which they automatically renew for an additional year unless terminated.  Certain Named Executives also have change-in-control agreements which provide for a cash payment in the same amount as provided for in the employment contracts (less any amount payable under  the employment contracts) in the event of a change in control, and vesting of outstanding restricted stock and stock option awards, together with an excise tax gross-up.  These agreements remain in force as long as the Named Executive is employed by the Company.

While Mr. Cooper has an employment contract that was entered into in connection with his election as Chief Executive Officer, he does not receive a base salary and therefore is not eligible for a cash payment in the event of a termination of employment or change in control.  However, the terms of Mr. Cooper’s July 2008 restricted stock and stock option awards generally provide for immediate vesting of these awards in the event of termination of employment or change in control.

As further discussed below, all employment-related agreements with the Named Executives have been amended to prohibit “golden parachute” payments, as required due to TCF’s participation in the CPP.

6.     Perquisites.  Current Named Executives receive perquisites in the form of use of Company-owned automobiles, club memberships, executive physicals, and tax return preparation.  Mr. Cooper and Mr. Brown receive personal use of the Company airplane limited in the case of Mr. Brown to 50 hours per year.   Mr. Nagorske, prior to his retirement in July 2008, also received personal use of the Company airplane limited to 50 hours per year.   Mr. Cooper may approve personal use by other Named Executives on an exception basis.  The purpose of these perquisites is to provide additional benefits to the executives, reduce security risks, and enhance scheduling and efficient use of the executives’ time.  In the case of Mr. Cooper, this also reflects his family’s relocation to Ohio prior to his re-employment by TCF and facilitates his commute to and from TCF’s offices in Minnesota.

While the amount of the annual cash incentive and long-term incentive are not formally tied to base salary, it is generally expected that increases in base salary for a Named Executive (except Mr. Cooper) would generally result in an increase in the executive’s annual cash incentive and long-term incentive potential.  If a Named Executive did not earn an annual cash incentive for a given year, there would be no impact on the executive’s base salary or long-term incentive.  If a Named Executive earned no long-term incentive in a given year, there would be no impact on the executive’s base salary or annual cash incentive.  Except in the case of Mr. Cooper, payments in the event of termination are based on a multiple of base salary and annual cash incentive, plus equity vesting and excise tax gross-up.

Roles and Responsibilities

The Committee approves all compensation decisions for Named Executives, except any employment contract or severance agreement for the Chief Executive Officer, which is approved by the full Board.  Annually, when applicable, the Committee reviews the Company’s financial results for the previous year to determine if performance targets have been achieved for purposes of performance-based compensation for Named Executives.  The Committee also determines discretionary compensation awards to Named Executives (including awards based on Committee evaluation of individual performance), if any, on an annual basis.  The Committee has never waived a goal or reduced the performance measure required to achieve vesting of a performance-based award that qualified for a deduction under Internal Revenue Code Section 162(m) and does not have the discretion under Section 162(m) to do so.  The Committee has discretion to determine the vesting and other terms of stock and option awards, and to amend such awards after issuance to prospectively change vesting and other criteria.  Any amendments made to stock awards after issuance require the consent of the recipient and are subject to the restrictions of Section 162(m) if the awards are intended to qualify as performance-based.  In 2009 the Committee amended certain restricted stock awards, with the consent of the recipients, to convert them from performance-based to non-performance-based awards.  The affected stock awards were made in 2008 to Chief Executive Officer William A. Cooper and Named Executive Gregory J. Pulles and two other executives.  See “Analysis of Decisions Made by the Committee in January 2009” on page 28.  The Chief Executive Officer sets the strategic direction and makes recommendations to the Committee concerning all elements of compensation for the other Named Executives.  The Chief Executive Officer reviews with the Chair of the Compensation Committee on an informal and regular basis the performance of the Named Executives, future management changes, and other matters relating to compensation.  The Named Executives (other than the Chief Executive Officer) generally do not make recommendations to the Committee concerning their own compensation, although they may provide the Chief Executive Officer with information used to support a recommendation to the Committee (such as proposed goals and information concerning the structure of their compensation).

Following his election as Chief Executive Officer in July 2008, Mr. Cooper and the Chair of the Compensation Committee engaged in negotiations concerning the amount and structure of Mr. Cooper’s compensation package.  The Chair of the Compensation Committee consulted with other members of the Committee and then made his recommendation to the full Committee, which then approved the recommendation and the terms of the compensation package.

Analysis of the Tools the Committee Uses

The Committee uses (1) tally sheets, (2) an annual peer group (“Peer Group”) comparative analysis prepared by SNL Financial, (3) an annual analysis prepared by the firm of Towers Perrin, (4) a perquisite survey, and (5) total TCF Stock ownership data to determine whether the objectives of the Company’s executive compensation policies are being met.

1.     Tally Sheets.  The tally sheets show total compensation to Named Executives and also the total amount payable to Named Executives in the event of termination and/or change in control.  The tally sheets, together with the total compensation data from the Peer Group comparative analysis, provide a complete picture of all principal elements of executive compensation.

2.     Peer Group Comparative Analysis.  TCF’s Peer Group consists of 30 publicly-traded banking and thrift institutions, 15 of which are immediately larger and 15 of which are immediately smaller than TCF in total assets.  This group was selected because it is large enough to include a broad group of institutions but small enough to factor out institutions much different than TCF in size.

The group includes only financial institutions because that is the industry in which TCF operates.  The Peer Group criteria have been the same since 1997, although the makeup of the group changes annually.  The Peer Group comparative analysis measures both compensation and financial performance.  The analysis first measures base salary (which includes other compensation, such as 401(k) match, the cost of life insurance, and certain perquisites), annual cash incentives, and long-term incentives for the five highest-paid executives for each Peer Group institution, including TCF, based on information obtained from proxy solicitations.  The firm of Towers Perrin assists in the compilation of this information.  The Peer Group institutions are then ranked by total compensation, defined as the sum of base salary, annual cash incentive, and long-term incentive.  The Peer Group comparative analysis also measures return on average assets (“ROA”), return on equity (“ROE”), and earnings-per-share (“EPS”) growth for each of the institutions, including TCF.  The ROA and ROE are measured for the first, second, third and fifth years before the year in which the analysis is performed.  The EPS growth is measured over one-, two-, three-, and five-year periods ending in 2007.  The Peer Group institutions are then ranked by overall financial performance, with a weighting of 25% for ROA, 25% for ROE, and 50% for EPS growth.

The Committee uses the tally sheets and the Peer Group comparative analysis to evaluate the competitiveness of executive compensation (that is, TCF’s rank and whether TCF’s pay is above or below the median), and to determine whether TCF’s pay is appropriately linked to performance (that is, TCF’s rank in pay versus its rank in performance).  This review is performed annually at the Committee’s July meeting.  The Committee also reviews the tally sheet information reflecting the total amounts payable to executives in the event of a termination of employment and in the event of a change in control to determine if the amounts payable are deemed reasonable in light of the objectives for the employment and change in control agreements.

The Peer Group used for the Committee’s July 2008 review consisted of:  IndyMac Bancorp Inc.; Colonial BancGroup; Astoria Financial Corporation; Associated Banc-Corp; Webster Financial Corporation;  BOK Financial Corporation; Downey Financial Corp.; W Holding Company Inc.; Sky Financial Group, Inc.; First

Citizens BancShares, Inc.; Commerce Bancshares, Inc.; Flagstar Bancorp, Inc.; Fulton Financial Corporation; City National Corporation; South Financial Group, Inc.; BankUnited Financial Corporation; Fremont General Corporation; Merchant’s Bancshares, Inc.; Valley National BankCorp; BankcorpSouth, Inc.; Cullen/Frost Bankers, Inc.; Investors Financial Services Corp.; MAF Bancorp, Inc.; East West Bancorp, Inc.; First Republic Bank; Wilmington Trust Corporation; International Bancshares Corporation; Bank of Hawaii Corporation; FirstMerit Corporation; People’s United Financial, Inc..

The Peer Group that will be used for the Committee’s July 2009 review will consist of:  Zions Bancorporation; Hudson City Bancorp, Inc.; Popular, Inc.; Synovus Financial Corp.; First Horizon National Corporation; New York Community Bancorp, Inc.; Colonial BancGroup, Inc.; Associated Banc-Corp; BOK Financial Corporation; Astoria Financial Corporation; People’s United Financial, Inc.; First BanCorp.; Webster Financial Corporation; Commerce BancShares, Inc.; First Citizens BancShares, Inc.; City National Corporation; Fulton Financial Corporation; Guaranty Financial Group Inc.; Valley National Bancorp; Flagstar Bancorp, Inc.; Cullen/Frost Bankers, Inc.; South Financial Group, Inc.; Susquehanna Bancshares, Inc.; BancorpSouth, Inc.; Citizen’s Republic Bancorp, Inc.; UCBH Holdings, Inc.; Sterling Financial Corporation; Wilmington Trust Corporation; Washington Federal, Inc.; East West Bancorp, Inc.

3.     Towers Perrin Analysis.  The firm of Towers Perrin is engaged every year to review TCF’s performance and compensation data as compared to the Peer Group to determine: (1) whether and to what extent the overall level of total compensation for the Named Executives was aligned with three measures of financial performance – ROA, ROE and EPS growth, and (2) whether, in its view, TCF’s compensation levels were appropriately aligned with financial performance based on the Peer Group data.  The Towers Perrin analysis based on data supplied by SNL Financial is reviewed by the Committee annually at its July meeting.  Towers Perrin is used because it has experience working with many companies over many years and can provide expert insights into the Company’s executive compensation plans and pay.  The Committee confers with Towers Perrin with respect to design ideas, but the Committee makes the final compensation decisions.  Towers Perrin has also provided advice on the Committee’s process for determining whether executive incentive compensation encourages unnecessary or excessive risk that threatens the value of the Company.  See “TCF’s Participation in the CPP” on page 27.

4.     Annual Perquisite Report.  The Committee annually reviews a report of executive perquisites prepared by TCF’s Director of Corporate Human Resources.  The Committee uses the report to determine whether perquisites for TCF’s executives are reasonable and not excessive.  The Committee would reduce or eliminate any perquisite if it felt the perquisite, or total perquisites, were excessive based on its judgment of industry norms.

5.     Stock Ownership Data.  The Committee periodically reviews the amount of TCF Stock owned by each Named Executive, but does not feel that the level of accumulation should be a factor in setting the level of base salary or annual cash incentive.  The Committee might take such accumulation into account in making a restricted stock or stock option award but to date has not done so.

The Committee has not established a minimum level of required TCF Stock ownership for Named Executives because the current level of such ownership already meets the Committee’s expectations for this group.  The Committee believes that continuing substantial ownership by executives of TCF Stock received as grants aligns the executives’ interests with those of stockholders and acts as a disincentive for the executives to engage in unnecessary or excessive risk.

How TCF Ties the Elements of Executive Compensation to the Committee’s Objectives

July 2008 Review of Executive Compensation

At each July meeting, the Committee reviews Named Executive compensation in light of the Committee’s compensation objectives in preparation for decisions to be made at the following January meeting.  At the July 2008 meeting, the Committee compared TCF’s levels of base salary, total direct compensation (defined as base salary plus annual cash incentive), long-term incentive and aggregate total compensation with that of the Peer Group.  Although it has not established a target, the Committee would generally like to have base salaries when viewed in the aggregate to be at or near the Peer Group median in order to attract and retain highly qualified executives and to help avoid unnecessary or excessive risk taking by executives.  The Committee believes above average performance should generally be rewarded with the variable elements of compensation, such as the annual cash incentive, and restricted stock and stock option awards.  The Committee infrequently adjusts base salaries as necessary based on the Peer Group data and to reflect any increase in duties.  Although the Committee does not have a formal policy, it would like to generally have more than one-half of a Named Executive’s compensation contingent on performance of corporate and/or individual goals and consideration of whether the executive engaged in excessive or unnecessary risk.

The July 2008 review was based on executive compensation and Peer Group data for calendar year 2007.  For purposes of that review, the term “Named Executives” referred to TCF’s Chief Executive Officer, Chief Financial Officer, and its three highest paid individuals other than the Chief Executive Officer and Chief Financial Officer in 2007.  (Mr. Nagorske was included in this group, but Mr. Cooper was not.).  For 2007, the base salaries for the Named Executives as a group ranked 20th in the Peer Group.  Mr. Nagorske’s base salary ranked 21st among the highest paid executives in the Peer Group.

For 2007, the total direct compensation (base salary plus annual cash incentive) for the Named Executives as a group ranked 5th in the Peer Group.  Mr. Nagorske’s total direct compensation ranked 6th in the Peer Group.

The Committee also reviewed aggregate total compensation for the Named Executives as a group, defined as the total of base salary, annual cash incentive, and long-term incentive (for TCF the value of restricted stock and stock options).  For 2007, aggregate total compensation for the Named Executives as a group ranked 7th in the Peer Group.  Mr. Nagorske’s aggregate total compensation ranked 10th in the Peer Group.

The Committee then compared compensation rankings with the financial performance rankings based on the 2007 data.  TCF ranked 2nd in the Peer Group in financial performance based on ROA (25% weighting), ROE (25% weighting), and EPS growth (50% weighting), which covered performance over the several years described above.  TCF’s high ranking was due to superior performance in the ROA and ROE categories, where it ranked 1st or 2nd for most years included.  TCF’s one-, two-, three-, and five-year EPS growth rankings ranged from 3rd to 12th, reflecting a significant drop in performance in this category when compared to the Peer Group.

In addition to the review conducted for the Named Executives as a group, the Committee reviewed the Peer Group data for each Named Executive.  Mr. Nagorske’s aggregate total compensation (base salary plus annual cash incentive plus long-term incentive) ranked 10th in the Peer Group.  The next highest paid Named Executive ranked 8th, the third 6th, the fourth 5th, and the fifth 5th.

The Towers Perrin report reviewed by the Committee at its July  2008 meeting concluded that the overall levels of total compensation were generally aligned with EPS performance, but the pay and performance relationship weakened (pay lagged performance) when considering ROA and ROE performance.

The Relationship of Pay Between Named Executives

The Committee felt it was important, in the case of Mr. Nagorske, for his base salary to be somewhat near the median in the Peer Group.  Once his base salary was determined, base salaries for other Named Executives (except Mr. Cooper) were set in relation to Mr. Nagorske’s base salary.  In setting base salaries for the other Named Executives (other than Mr. Cooper), the Committee did not use any specific formula, but rather set base salaries based primarily on responsibility level, performance and tenure with the Company.  The Committee felt that Mr. Brown, the second highest ranking executive, should receive less base salary than Mr. Nagorske but more than the other Named Executives.  Mr. Brown’s base salary also reflects his exceptional performance.  The Committee set Mr. Pulles’ base salary based on his tenure with the Company and his performance as General Counsel.  Mr. Jasper’s salary reflects his responsibilities as Chief Financial Officer and is lower than his peers because he only recently assumed this position (it is expected to be increased over time).  The base salary for all Named Executives other than the Chief Executive Officer is based on the Chief Executive Officer’s recommendation.

The annual cash incentive and annual value of long-term compensation for the Named Executives has generally been (except in the case of Mr. Cooper) a multiple of base salary.  However, the earned or vested value of an award to an individual Named Executive may vary, and therefore the relationship of aggregate total compensation among executives may vary, to the extent these components are based on the executive’s achievement of individual goals.

Due to the circumstances surrounding his return to TCF as Chief Executive Officer (discussed below), the Committee determined that Mr. Cooper would not be paid any base salary, but rather his compensation would be based almost entirely on a long-term incentive.

The Committee has reviewed the relationship between base salary among the Named Executives (including Mr. Nagorske, but excluding Mr. Cooper) and found it to be reasonable compared to the Peer Group.  For 2007, the Peer Group data on base salary is:

Average Highest Paid as % of Average Second-Highest Paid:  153%
Average Highest Paid as % of Average of Second- through Fifth-Highest Paid:  200%
Average Second-Highest Paid as % of Average of Third- through Fifth-Highest Paid:  146%

TCF’s 2007 base salary data is:

Highest Paid as % of Second-Highest Paid:  152%
Highest Paid as % of Average of Second- through Fifth-Highest Paid:  202%
Second-Highest Paid as % of Average of Third- through Fifth-Highest Paid:  149%

The Committee feels that the TCF pay scale is reasonable in light of this market data.

Analysis of Committee’s Action in July 2008

Election of William A. Cooper as Chief Executive Officer

Following the announcement of Mr. Nagorske’s retirement as Chief Executive Officer in July 2008, and Mr. Cooper’s subsequent election as Chief Executive Officer, the Committee met to determine Mr. Cooper’s compensation.  The Committee determined, and Mr. Cooper agreed, that he would not be paid a base salary or be eligible for an annual cash incentive.  The Committee believed in view of current conditions in the banking industry that Mr. Cooper’s interests would be best aligned with those of stockholders if his compensation was almost entirely comprised of long-term incentive.  Year 2008 was an extraordinarily difficult year for the banking industry, and the Committee expects that to continue for the next several years.  The Committee felt that Mr. Cooper should be focused on the elements of compensation that will return the Company to its former levels of profitability and maximize stockholder value, and that it may take several years for that to be accomplished.  The Committee felt that shifting current compensation (base salary and annual cash incentive) almost entirely to long-term compensation would further this objective.  Additionally, the Committee felt that, while it may be appropriate for Named Executives other than Mr. Cooper to have a short-term component to their incentive compensation, it would be preferable at this time for Mr. Cooper to not have any incentive for short-term results that may detract from long-term goals.  Accordingly, the Committee determined that Mr. Cooper’s compensation for the next three years would be comprised almost entirely of restricted stock and stock option awards.

The long-term incentive compensation awards provided to Mr. Cooper consist of a restricted stock award for 450,000 shares and a stock option award for 800,000 shares.  The restricted stock award vests one-third on January 1, 2010, one-third on January 1, 2011, and the remaining one-third on January 1, 2012, subject in general to Mr. Cooper’s continued employment with TCF through those dates.  In the event of Mr. Cooper’s death, disability, or retirement before vesting of the restricted stock award, a pro-rata portion of the restricted stock award will vest based on the number of months between the grant date and such death, disability, or retirement.  The option award has an exercise price of $12.85 per share (the market price of TCF stock on the date of the award) and vests one-half on January 1, 2011, and the remaining one-half on January 1, 2012, subject in general to Mr. Cooper’s continuing employment with TCF through those dates.  In the event of Mr. Cooper’s death or disability before vesting of the stock option award, a pro-rata portion of the award will continue to be subject to the vesting period, with the pro-rata portion being based on the number of months between the grant date and such death or disability. However, there is no such pro-rata vesting in the event of Mr. Cooper’s retirement before the vesting dates.

Vesting of the restricted stock and stock option awards over a three-year period is intended as an incentive for Mr. Cooper to focus on the Company’s long-term interests and to remain with the Company for at least three years.

When the restricted stock award was initially made in July 2008, it qualified as performance-based under Internal Revenue Code Section 162(m) and its vesting was contingent upon TCF achieving 15% ROE.  While TCF exceeded that threshold in 2007 (having achieved ROE of 25.73%), the Company did not achieve that threshold in 2008 (having achieved ROE of 13.14%) and is not expected to achieve that threshold in 2009.  In the economic climate that existed at the time of the award, the Committee believed a 15% ROE would constitute exemplary performance, yet did not believe the requirement was such that unnecessary or excessive risk should be necessary to achieve it.  The Committee has since concluded that 15% ROE is unlikely to be achieved in 2009, and possibly beyond, without taking unnecessary or excessive risk, and thus amended the award in January 2009 to remove the ROE requirement for vesting.  Additionally, TCF is prohibited under EESA from deducting any compensation to a Named Executive in excess of $500,000 due to its participation in the CPP, and therefore maintaining the award as performance-based no longer provides a tax benefit to TCF.  See “TCF’s Participation in the CPP” below.

At the time of the restricted stock award, TCF estimated the total value of the award over the 3-year performance period based on the price of TCF Stock on the date of the award ($12.85), and then discounted that value to account for the fact that no dividends will be paid on the restricted stock prior to vesting.  TCF estimated the total value of the stock option award using the Black-Scholes option-pricing model.  Based on these estimates and Peer Group data for 2007, Mr. Cooper’s total compensation ranks just below the median for all Peer Group institutions (17th when not discounted for nonpayment of dividends or risk of forfeiture, and 18th when discounted for nonpayment of dividends).

TCF’s Participation in the CPP

Effective November 14, 2008, TCF became a participant in the United States Treasury Department’s Capital Purchase Program (“CPP”) under the Emergency Economic Stabilization Act of 2008 (“EESA”).  Under EESA and Treasury Department rules, this requires the Company to comply with certain limits and restrictions concerning executive compensation throughout the time the Treasury Department holds an interest in TCF shares.

One such requirement concerning executive compensation is that the Committee must review senior executive officer incentive compensation with the Company’s senior risk officer to determine whether those arrangements encourage “unnecessary or excessive risks” to the Company.  This review was required to be completed no later than 90 days after the Treasury Department’s purchase of TCF shares, and must be performed annually thereafter.  The term “senior executive officer” is defined as the Chief Executive Officer, Chief Financial Officer, and the three highest compensated employees other than the Chief Executive Officer and Chief Financial Officer.  The Committee performed this review at its January 2009 meeting, the results of which are discussed below.

Another CPP requirement is that all bonuses and other incentive compensation arrangements with the Named Executives must provide that during the time the Treasury Department holds an equity position in TCF, the Company may recover (or “claw-back”) any payments that were based on materially inaccurate financial statements or any other materially inaccurate performance metrics used to award bonuses or incentive compensation.  Additionally, TCF is prohibited from making so-called “golden parachute” payments to Named Executives during the period the Treasury Department holds an equity position in TCF.  All employment-related agreements with the Named Executives have been amended to include these required provisions.

Key Committee Findings from the July 2008 and January 2009 Reviews

After its July 2008 meetings, the Committee continued its review of the executive compensation structure and the need for any changes.  After those meetings, the Chair of the Committee conducted a series of meetings and discussions with other members of the Committee and the Board, and the Chief Executive Officer, which culminated in a number of decisions that were finalized at the January 2009 Committee meeting.

Key findings of the Committee at its July 2008 and January 2009 meetings are:

1. Base salaries for Named Executives (except Mr. Cooper, who does not receive a base salary) are competitive and sufficient to avoid unnecessary or excessive risk taking by the executives.

2.     Aggregate total compensation for Named Executives in 2007 was at a competitive level as compared to the Peer Group.  While he does not receive a base salary, the annual value of Mr. Cooper’s aggregate total compensation over the period of vesting under his restricted stock and stock option awards is competitive based on 2007 Peer Group data.

3.               The performance-based elements of restricted stock awards should be eliminated because they no longer benefit the Company (discussed further below).

4.               The annual cash incentive should be tied to individual performance.  The Committee evaluates individual performance in its discretion based on the Chief Executive Officer’s recommendation, and contingent on the Committee’s determination that the Named Executive did not cause the Company to incur unnecessary or excessive risk.  Due to conditions in the banking industry, the Committee believes the annual cash incentive should not be tied to a corporate financial goal.

5.               Internal pay equity is satisfactory within the group of Named Executives.

6.               The employment agreements and change in control agreements should remain in place because such agreements help insure the Named Executives remain with the Company.

Analysis of Decisions Made by the Committee in January 2009

At its January 2009 meeting, the Committee made the following decisions concerning Named Executive compensation for 2009:

1.               Base Salary Levels.  In keeping with its practice of adjusting base salary infrequently and only when the levels are substantially different than market or to reflect new duties, the Committee made no changes in base salary for 2009.

2.               Annual Cash Incentive.  For 2008, Named Executives and certain other members of senior management were eligible to receive an annual cash incentive in an amount up to 200% of their base salary based on the Company’s achievement of 15% return on equity, and subject to the Committee’s right to exercise negative discretion based on the executive’s achievement of individual goals.  (Mr. Cooper was not eligible for any portion of the 2008 cash incentive.)  The Committee determined that TCF did not achieve 15% ROE for 2008, and therefore no Named Executive earned a cash incentive for 2008.

For 2009, the Committee determined that the annual cash incentive for Named Executives (except Mr. Cooper) would be discretionary based on individual performance.  As previously noted, the Committee anticipates the next few years will be extraordinarily difficult for the banking industry and believes that conditioning the cash incentive on achievement of a corporate financial goal is not likely to achieve the desired purpose because of the high degree of uncertainty that any such goal is attainable.  Additionally, the Committee did not want to establish any particular financial goals for Named Executives that might be construed as encouraging unnecessary or excessive risk taking.

While in past years a corporate financial goal was necessary to qualify compensation as “performance-based” under Internal Revenue Code Section 162(m), thus enabling TCF to deduct compensation in excess of $1 million, the Company is now prohibited under EESA from deducting any compensation to a Named Executive in excess of $500,000 due to the Company’s participation in the CPP (see “TCF’s Participation in the CPP” on page 27).  Therefore, the corporate financial goal no longer provides the tax benefit to TCF that it once did.

The Chief Executive Officer will subjectively determine the incentive for each Named Executive based on his evaluation of the executive’s performance, subject to final approval by the Committee.  The Chief Executive Officer and Committee have sole discretion in making their determinations and in reducing or withholding the bonus to any executive if either determines that the executive caused the Company to incur unnecessary or excessive risk.  The Committee expects to review individual performance periodically and make a determination regarding the 2009 cash incentive at the end of 2009.

3.               Year 2006 Stock Awards.  The number of shares that vest under the restricted stock award granted to executives in 2006 (the “Year 2006 Stock Awards”) was tied to year-over-year increases in earnings-per-share during each of the years 2006, 2007, and 2008, in excess of the base EPS (for 2005) of $2.00.  The Committee determined in 2007 that no portion of the award was earned for 2006.  The Committee determined in 2008 that, for Messrs. Nagorske, Brown, and Pulles, 7% of the award was earned for 2007, and for Mr.

Jasper that 10% of the award was earned for 2007.  The Committee determined in 2009 that TCF did not achieve EPS in excess of $2.00 per share for 2008, and therefore that no portion of the award was earned in 2008.  Any shares that were not earned by the end of 2008 were forfeited on January 31, 2009.  Shares that were earned will vest on January 31, 2011.

4.               Additional Long-Term Incentive.  In January 2009, the Committee made the following restricted stock awards to current Named Executives (except Mr. Cooper), one-third of which will vest on January 1 of each year over the 3-year period 2010 through 2012:

Named Executive Restricted Stock Awards

Named Executive	Restricted Stock Award (Shares)
Thomas F. Jasper	22,000
Neil W. Brown	33,000
Gregory J. Pulles	25,000
Other Executives	210,000

The Committee concluded that there was no further value to be achieved from the Year 2006 Stock Awards, as they have expired with limited (approximately 7%; Mr. Jasper 10%) shares earned, and believes the stock options awarded to Named Executives in 2008 have limited value, as the exercise price of those stock options ($15.75 per share) is well above the recent range of Company share prices.  The Committee therefore concluded that in current circumstances, considering the lack of 2008 incentive, that it should provide additional restricted stock awards with three-year vesting.

The Committee has determined that no dividends will be paid in connection with the 2008 restricted stock awards or future restricted stock awards to Named Executives until they vest because the Committee has concluded that the award should be vested before dividends are paid.

5.               Amendments to Existing Long-Term Incentives.  The Committee determined that vesting of restricted stock awards granted to Named Executives in 2008, including Mr. Cooper, should no longer be tied to a corporate financial goal or any other specific performance target.  As previously noted, the Committee does not believe that tying the incentive to a corporate financial goal in the current environment in the banking industry is likely to achieve the desired purpose.  In the case of Mr. Cooper, his compensation is almost entirely in the form of restricted stock and stock option awards, as he gets no salary or cash incentive, resulting in a risk (unacceptable in the Committee’s view) that he receives no compensation for managing the Company over the next three years.  The Committee believed it was preferable from the standpoint of stockholder interest to amend his award (and that of other Named Executives) to eliminate the corporate financial goal as opposed to other alternatives, such as restructuring his compensation to include a base salary.  Additionally, the Committee did not want to maintain any particular financial goals for Named Executives that might be construed as encouraging unnecessary or excessive risk taking.

As previously noted, a corporate financial goal was necessary in past years to qualify compensation as “performance-based” under Internal Revenue Code Section 162(m), thus enabling TCF to deduct compensation in excess of $1 million. TCF is now prohibited under EESA from deducting any compensation to a Named Executive in excess of $500,000 due to TCF’s participation in the CPP.  Therefore, the corporate financial goal no longer provides the tax benefit to TCF that it once did.

6.               Total Compensation Package.  The Committee concluded that Mr. Cooper’s total compensation for 2009, consisting almost entirely of restricted stock and stock options awarded in 2008, is both competitive and not excessive in relationship to the latest Peer Group information.  The Committee believes the 2008 compensation and the target 2009 compensation for the other Named Executives are competitive and in line with Peer Group performance.  The Committee also believes that pay is appropriately aligned within the executive group.

The Committee’s decisions on compensation recognize the significant issues existing for financial institutions in the current and anticipated economic environment, including mortgage defaults, decline in housing prices, other credit defaults, other bank failures, unemployment rates, and special factors for individual markets, such as the economy in Michigan.  TCF executives have, for the most part, avoided the major mistakes of other financial institutions, but nonetheless must deal with the circumstances created by these other institutions.  The Committee wants to keep the Company’s executives focused on credit quality, deposit growth, and customer retention, and believes that the volatile environment that now exists makes the establishment of numeric financial goals inappropriate as a basis for the annual cash incentive.  The results of these efforts can only be judged and evaluated after the full year 2009 is completed.  For that reason, the annual cash incentive will be discretionary and each executive will be evaluated at year end.  To further focus executives on long-term growth and profitability, the stock grants in January 2009 will vest over three years — this will assure that those executives who continue to perform earn stock compensation only based upon long-term results.  With an experienced Chief Executive Officer and the review and approval of annual bonuses and other elements of compensation by the Committee, the Board considers this the best way of determining executive compensation for 2009.

In February 2009, Congress enacted amendments to EESA requiring the Treasury Department to adopt rules that may require changes to Name Executive compensation in 2009 or thereafter.  The EESA amendments include expansion of individuals subject to the “claw-back” provisions, expanded prohibitions on golden parachute payments, and additional limits on performance-based compensation plans.  The amendments also limit bonuses, retention awards and incentive compensation payments to executives.  The Committee will review the implementing rules when they are available and consider any changes to the terms of existing employment, change-in-control, restricted stock, stock option agreements, and long-and short-term incentive compensation arrangements with the Named Executives as it deems advisable to comply with the rules.  The Committee may consider such additional changes to Named Executive compensation as it deems advisable to accomplish the objectives of the Company’s executive compensation program, namely to attract and retain experienced and highly qualified executives critical to the Company’s long-term success and enhancement of shareholder value.

ADDITIONAL INFORMATION

Employment and Change in Control Agreements

Of the Named Executives, TCF has employment contracts with Messrs. Brown and Pulles and change in control agreements with Messrs. Jasper, Brown, and Pulles. While he does not have a separate change in control agreement, change in control provisions are provided for in Mr. Cooper’s restricted stock and stock option agreements.  The agreements are submitted to and approved by the Committee.

The Committee is aware of the TCF Stock ownership of the current Named Executives, which is substantial and which has accumulated over many years.  The Committee believes that payments in the event of a termination or change in control are necessary despite this wealth accumulation.  The primary purpose for the employment agreements is to help ensure the current Named Executives remain with the Company, as the Committee believes that the retention of experienced, highly qualified executives is necessary to remain competitive.  The purpose for the change in control agreements is first to help ensure that the current Named Executives remain with the Company, and second to help ensure that the current Named Executives keep the stockholders’ interests paramount in connection with any possible business combination.

In addition to the change in control provision described on page 46, the terms of Mr. Cooper’s restricted stock award, as modified as described above, provide that in the event of Mr. Cooper’s termination of employment for cause, retirement or voluntary resignation, any restricted stock that has not vested at the time of termination, retirement or resignation will be forfeited.  In the event Mr. Cooper terminates his employment for “good reason” or if the Company terminates his employment without cause, the restricted stock will not be forfeited but will continue to be subject to the vesting provisions (i.e., one-third on January 1, 2010, one-third on January 1, 2011, and one-third on January 1, 2012).  In the event of Mr. Cooper’s disability or death, he will be entitled to a pro-rata portion of the restricted stock that has not yet vested, with the pro-rata portion of the award continuing to be subject to the vesting provisions of the award and with the remaining unvested portion being forfeited.

In addition to the change in control provision described on page 46, the terms of Mr. Cooper’s stock option award provide that in the event of Mr. Cooper’s retirement, voluntary resignation or termination by the Company for cause before January 1, 2012, any unvested stock options will expire.  The stock options will not expire due to the termination by Mr. Cooper of his employment for “good reason,” or if the Company terminates his employment without cause, but they will continue to be subject to the vesting provision of such award (i.e., 50% on January 1, 2011, and 50% on January 1, 2012).  In the event of Mr. Cooper’s disability or death prior to January 1, 2012, he will be entitled to a pro-rated portion of the stock options.

In the case of Mr. Cooper’s change in control benefits, the Committee believes stockholder interests are best served if possible combinations involving the Company are evaluated without regard to his employment status following consummation of the transaction.  The other current Named Executives have the right to leave the Company and receive their change in control benefit in the form of a cash payment within a thirty-day window that begins immediately preceding the first anniversary of the closing date.  This provision requires the individual to provide service for at least a year following the change in control and ensures that the individual provides the acquirer the opportunity to establish a relationship.  The Committee determined that it was not essential from a retention standpoint to give individuals below the Chief Executive Officer the same termination rights and that they should not have absolute discretion to leave the Company immediately after an acquisition.

Upon their separation from the Company, Mr. Nagorske and Ms. Lex were paid the benefits as described on pages 37, 43, and 45, pursuant to their employment agreements in effect prior to the time of their separation.

As noted above under “TCF’s Participation in the CPP,” all employment-related agreements with the current Named Executives have been amended to prohibit “golden parachute” payments during the period the Treasury Department holds an equity position in the Company.

The tables on page 44 of this proxy statement summarize potential payments under the employment and change in control contracts.

Benefits, Retirement and Deferred Compensation Philosophy

TCF considers benefits to be an employee hiring and retention matter, for both executives and non-executive employees, and therefore designs its program to be competitive with other institutions generally.  Benefits are designed to reward longevity with the Company.  There is no target level of income for the retirement program for either executives or non-executive employees.  Named Executives generally have the same benefits as those provided for full-time employees.

Medical, etc. Benefits.  Named Executives are eligible for the same group medical, dental, life insurance, and other benefits as is available to TCF full-time employees generally.

Employees Stock Purchase Plan and ESPP Supplemental Plan.  TCF offers the Employees Stock Purchase Plan in which employees can contribute from 0 to 50% of their pay to the Employees Stock Purchase Plan, with matching contributions on the first 6% of pay contributed.  The match is 50%, 75%, or 100% of each dollar contributed, depending on length of service with TCF.  The plan qualifies as an employee stock ownership plan (“ESOP”) and a qualified tax or deferred compensation plan (“401(k) Plan”) under the Internal Revenue Code.  Named Executives can contribute the same percentage of pay as non-executives and receive the same match percentage based on length of service with TCF.  A Named Executive’s length of service for this purpose includes only actual time of service with TCF and is calculated in the same way as for employees generally.

Most of the Named Executive contributions and Company matching contributions under the Employees Stock Purchase Plan are limited by the Internal Revenue Code.  All amounts contributed over the statutory limit are credited to a nonqualified supplemental plan (the “ESPP Supplemental Plan”) which generally “mirrors” the operation of the Employees Stock Purchase Plan.  This ESPP Supplemental Plan, which was approved by stockholders in 2005, covers a total of approximately 240 employees and also helps the Employees Stock Purchase Plan to pass certain nondiscrimination tests.  The Committee approves and maintains the ESPP Supplemental Plan as a matter of fairness for the Named Executives so they can contribute as much, as a percentage of pay, as non-executives and receive the corresponding employer matching contributions.

The following chart illustrates the operation of the Employees Stock Purchase Plan and its related ESPP Supplemental Plan for an executive with $600,000 in salary and bonus who contributes 6% to the two plans combined and whose contributions are matched at the 100% rate:

Illustration of Operation of Employees Stock Purchase Plan and ESPP Supplemental Plan

	Employees Stock Purchase Plan		ESPP Supplemental Plan		Total Contributions
Employee Contribution	$ 11,500	(1)	$24,500	(2)	$36,000
Employer Match (100%)	$ 11,500		$24,500		$36,000
Total	$ 23,000		$49,000		$72,000

Additional factors will affect the exact calculations.

(1)             Limited to 5% of covered pay ($230,000) in 2008.  Will be limited to 5% of covered pay ($245,000) in 2009.

(2)             Equals 6% of total salary and bonus ($600,000) less Employee Contribution to Employees Stock Purchase Plan ($36,000 - $11,500 = $24,500).

None of the Named Executives has any individual or special retirement or pension arrangements with the Company.  None of the Named Executives or any other participants are credited under the Employees Stock Purchase Plan or the ESPP Supplemental Plan with any years of service other than for years worked at TCF.  Covered pay consists only of salary and bonus; it does not include stock grants made to Named Executives or other special items of executive pay.

TCF’s Employees Stock Purchase Plan and ESPP Supplemental Plan are designed to encourage investment in TCF Stock and more than 83% of their assets are invested in TCF Stock.  The following chart reflects Named Executive investment in TCF Stock in these programs as of December 31, 2008:

TCF Stock Ownership and Account Balances of the Named Executives

in the Employees Stock Purchase Plan and ESPP Supplemental Plan

	Number of Whole Shares of TCF Stock in Accounts	Value of Accounts at December 31, 2008

		TCF Stock in Accounts(1)	Non-TCF Stock Investments in Accounts	Total Account Value
William A. Cooper (2)	0	$0	$0	$0
Lynn A. Nagorske	83,169	$1,136,080	$0	$1,136,080
Thomas F. Jasper	7,957	$108,690	$46,310	$155,000
Neil W. Brown	28,765	$392,940	$29,150	$422,090
Candace H. Lex	5,529	$75,530	$0	$75,530
Gregory J. Pulles	98,716	$1,348,460	$0	$1,348,460

(1)             Reflects number of shares of TCF Stock (including partial shares not shown in the table and deemed shares in the ESPP Supplemental Plan) multiplied by $13.66 per share, the closing price on December 31, 2008, and rounded to the nearest $10.

(2)             Mr. Cooper is not a participant in the Employees Stock Purchase Plan and ESPP Supplemental Plan.

Pension Plan.  TCF discontinued pay credits to its pension plan and related supplemental plan in 2006 in connection with the enhancements to the Employees Stock Purchase Plan.  The Pension Supplemental Program was amended in October 2008 to require the distribution of all participants’ accounts in 2009.  Pension benefits are disclosed in the table on page 40 and described in the information following the table.

Deferred Compensation Plan

Named Executives were allowed to defer salary, bonus, and stock awards to the TCF Executive Deferred Compensation Plan (“Deferred Compensation Plan”) and to invest them in TCF Stock or other investments.  The Company philosophy was that this was a tax-deferred savings account — there was no Company match and no guaranteed or above-market earnings or interest were paid on accounts.  TCF fully funded a related trust (a so-called “rabbi” type of trust) with corresponding assets, almost all TCF Stock, to provide the benefits when due.    The plan was frozen effective January 1, 2005, in response to the enactment of IRC section 409A and was subsequently terminated on October 20, 2008.  Mr. Nagorske, after retirement, was paid his deferred compensation.  Mr. Brown and Mr. Pulles received a lump sum payment shortly after termination of the plan.

Tax Considerations

Although the Company historically intended that compensation either qualify as performance-based or deferred, as necessary, such that compensation would not exceed the tax deduction limits of the Internal Revenue Code, the Company may pay compensation that is not deductible.  Deductibility of compensation may be adversely affected by factors outside the Company’s control, such as legislation relating to deferred compensation distributions or other aspects of compensation.

Additionally, TCF is prohibited under EESA from deducting compensation for any Named Executive under Internal Revenue Code Section 162(m) to the extent such compensation exceeds $500,000 during any portion of a year in which the Treasury Department holds an interest in Company shares, even if the compensation qualifies as “performance-based.”  Therefore, a portion of the annual cash incentive for any Named Executive and the restricted stock and stock options awarded to any Named Executive in 2008 may not be deductible for 2008, 2009, and any other year in which the Treasury Department holds an interest in Company shares to the extent those incentives and awards exceed $500,000.  However, the Company may pay an annual cash incentive or other form of compensation to any Named Executive even if the payment is not tax-deductible.

Another CPP requirement is that the Company is prohibited from making so-called “golden parachute” payments to Named Executives during the period the Treasury Department holds an equity position in the Company.  All employment-related agreements with the Named Executives have been amended to include these required provisions.

Recovery of Performance-Based Compensation

The Sarbanes-Oxley Act requires recovery of certain incentive and equity compensation from the Principal Executive Officer and Principal Financial Officer in the event of restatement of financial results due to misconduct. The Audit Committee is responsible for determining if bonus or stock compensation paid to the Principal Executive Officer or Principal Financial Officer should be recovered in the event of a restatement.

Pursuant to Treasury Department regulations, all bonuses and other incentive compensation arrangements with TCF’s senior executive officers have also been amended to provide that during the time the Treasury Department holds a position in Company shares under the CPP, the Company may recover any payments that were based on materially inaccurate financial statements or any other materially inaccurate performance metrics used to award bonuses or incentive compensation.  (See “TCF’s Participation in the CPP” on page 27.)

Safeguards Against Unnecessary or Excessive Risk

Under the provisions of the CPP, the Company must comply with certain requirements regarding executive compensation throughout the time the Treasury Department holds on interest in Company shares.

One such requirement is that the Committee must review senior executive officer incentive compensation with the Company’s senior risk officer to ensure that those arrangements do not encourage “unnecessary or excessive risks” that threaten the value of the Company.   This must be done no later than 90 days after the Treasury Department’s purchase of Company shares.  Thereafter, the Committee must meet at least annually with the senior risk officer to discuss and review the relationship between the Company’s risk management policy and practices and the senior executive officer incentive compensation arrangements.  The term “senior executive officer” is defined as the Chief Executive Officer, Chief Financial Officer, and the three most highly compensated employees other than the Chief Executive Officer and Chief Financial Officer.

The Committee met with the Company’s senior risk officer in January 2009 and has concluded that:

•                  The risks to which TCF is subject can be categorized as credit risk, interest rate risk, price risk, liquidity risk, foreign currency translation risk, transaction risk, compliance risk, strategic risk and reputation risk, with the most significant risks identified as credit quality risk and interest rate risk.

•                  Base salaries are a sufficient percentage of total compensation (about 50%) to discourage unnecessary or excessive risk taking by senior executive officers.

•                  The annual cash incentive program for senior executive officers does not encourage unnecessary or excessive risk, as the incentive can be reduced or withheld if the Committee determines an executive has caused the Company to incur such risk.

•                  Restricted stock and stock options awarded by the Company do not encourage unnecessary or excessive risk because they are vested over a period of time that focuses the executive on the Company’s long-term interests.

•                  Anticipated holdings by TCF executives of significant amounts of Company stock through their employment, and historically well into retirement, provide considerable incentive for them to consider the Company’s long-term interests while still employed.

In making the foregoing determinations, the firm of Towers Perrin was engaged to provide advice on the Committee’s process for determining whether executive incentive compensation encourages unnecessary or excessive risk.

The Committee has concluded that the overall compensation structure for senior executive officers does not encourage unnecessary or excessive risk taking by the executives.  While the variable elements of compensation are, on the one hand, a sufficient percentage of overall compensation to motivate executives to produce superior results, the fixed element on the other hand, at about 50% of total compensation, is also a sufficiently high percentage of overall compensation that the Committee does not feel that unnecessary or excessive risk taking is encouraged by the variable elements.

The Committee has also concluded that the short-term component of TCF’s executive incentive compensation plan (annual cash incentive) does not encourage unnecessary or excessive risks to the Company.  The Chief Executive Officer will subjectively determine the incentive based on his evaluation of the executive’s performance, subject to final approval by the Committee.  The Chief Executive Officer and Committee have sole discretion in making their determinations, and in reducing or withholding the bonus to any executive if either determines that the executive caused the Company to incur unnecessary or excessive risk.  For these reasons, the Committee does not believe the short-term component of executive compensation encourages unnecessary or excessive risk.  Mr. Cooper is not eligible for a cash incentive in 2009.

The Committee also notes that a short-term component similar to the current one (but tied in its entirety to a corporate financial goal) has been in place for many years, and there is no evidence it has encouraged unnecessary or excessive risk taking.  For example, TCF’s bonus plans have not encouraged executives to assume excessive or unnecessary credit risk, such as by entering the sub-prime lending business, syndications, or derivative transactions, and they declined to do so despite the temptation of higher short-term profits that might have resulted from such business activities.  Additionally, while there is a short-term component to the incentive compensation plans for other senior executive officers, there is none for the Chief Executive Officer.  His incentive compensation is entirely long-term in nature, and the Committee does not believe strategies that benefit the Company in the short-term will be encouraged or tolerated if they would be to the Company’s long-term detriment.

The Committee has also concluded that the long-term component of TCF’s executive incentive compensation plan consisting of restricted stock and stock option awards does not encourage unnecessary or excessive risks to the Company.  In the Committee’s view, an unearned and unvested stock or stock option award should be outstanding for each executive at all times to serve as an incentive to remain with the Company and to focus the executive on all elements of Company performance that influence long-term share price appreciation, including losses attributable to the most significant risks facing the Company.  Vesting requirements over a three-year or four-year period for the restricted stock and stock option awards encourage executives to avoid short-term actions that are to the Company’s long-term detriment.  The Committee’s elimination of the corporate financial goal as a vesting requirement further assures that the long-term incentive does not encourage unnecessary or excessive risk.

The Committee considered several other factors that will tend to discourage unnecessary or excessive risk taking by senior executive officers.  Historically, TCF executives have continued to hold a significant amount of Company stock well past retirement, and the Committee anticipates this will continue for current executives who are approaching retirement age.   These substantial holdings by Company executives of TCF Stock, both before and after they retire, subject them to the possibility of significant market penalties in the event they make decisions that benefit the Company in the short-term but ultimately prove detrimental to the Company’s long-term interests.  The Committee does not believe it is necessary to impose a minimum stock ownership or holding period requirement due to these significant holdings by Company executives.

Pursuant to Treasury Department regulations, both the short-term and long-term components of TCF’s executive incentive compensation plans are subject to new claw-back and golden parachute restrictions.  As a condition to TCF’s participation in the CPP, all bonuses and other incentive compensation arrangements with the senior executive officers have been amended to provide that during the time the Treasury Department holds an equity position in the Company, the Company may recover (or “claw-back”) any payments that were based on materially inaccurate financial statements or any other materially inaccurate performance metrics used to award bonuses or incentive compensation.  The claw-back requirement should act as a disincentive to any executive from manipulating financial statements or performance metrics in a way that would assure payment of a bonus award, increase a bonus, assure vesting of a restricted stock award, or increase the value of a restricted stock or stock option award.  All employment-related agreements with the senior executive officers have also been amended to prohibit golden parachute payments during the period the Treasury Department holds an equity position in the Company.  For these purposes, a “golden parachute payment” is defined as any compensation payments to a senior executive officer due to: (1) involuntary termination of employment, including termination by the Company with or without cause and voluntary termination by the executive for good reason, or (2) in connection with any bankruptcy filing, insolvency, or receivership of the Company.  Limits on golden parachute payments in the event of involuntary termination of employment likewise deter any behavior not in the Company’s best interests.

The Compensation Committee certifies that it has reviewed with the senior risk officer the senior executive officer (“SEO”) incentive compensation arrangements and has made reasonable efforts to ensure that such arrangements do not encourage the SEO to take unnecessary and excessive risks that threaten the value of the financial institution.  The Compensation Committee also certifies that it has met to discuss and review the relationship between TCF Financial’s risk management policies and practices and SEO incentive compensation arrangements.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed the preceding Compensation Discussion and Analysis and discussed it with management.  Based on its review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in TCF’s proxy statement.

BY THE COMMITTEE:

Ralph Strangis, Chair	William F. Bieber	Theodore J. Bigos
Rodney P. Burwell	Luella G. Goldberg	Gerald A. Schwalbach

SUMMARY COMPENSATION TABLE

The following summary compensation table (the “Summary Compensation Table”) identifies the cash and non-cash compensation awarded to or earned by the Named Executives in 2006, 2007, and 2008.

Summary Compensation Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position at December 31, 2008	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards (5)	Non- Equity Incentive Plan Compensation (6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (7)	All Other Compensation (11)	Total
William A. Cooper	2008	$0	$0	$2,007	$368,629	$0	$13,800	$171,575	$556,011
Director, Principal				(4)
Executive Officer (8)
Lynn A. Nagorske (8)	2008	$438,861	$0	$85,534	$248,891	$0	$45,989	$4,431,730	$5,205,016
Former Director,	2007	$700,024	$0	$188,238	$0	$1,400,000	$22,366	$167,066	$2,477,694
Principal Executive Officer	2006	$695,408	$0	$114,077	$0	$0	$73,549	$138,861	$1,021,895
Thomas F. Jasper (8)	2008	$250,000	$0	$110,008	$146,325	$0	$146	$45,810	$552,289
Principal Financial	2007	$248,625	$0	$114,256	$0	$500,000	$0	$29,716	$892,597
Officer
Neil W. Brown	2008	$460,018	$0	$19,072	$292,648	$0	$8,558	$172,758	$953,054
President, Chief	2007	$460,018	$0	$73,510	$0	$920,000	$5,452	$128,975	$1,587,955
Operating Officer	2006	$398,087	$0	$70,441	$0	$0	$30,930	$69,594	$569,052
Candace H. Lex (8) (9) (10)	2008	$200,000	$0	$0	$0	$0	$0	$738,865	$938,865
Former Chief Marketing
Officer
Gregory J. Pulles	2008	$350,012	$0	$17,338	$163,966	$0	$34,026	$93,819	$659,161
Vice Chairman and	2007	$350,012	$0	$75,244	$0	$700,000	$26,606	$51,619	$1,203,481
General Counsel	2006	$349,319	$0	$65,240	$0	$0	$61,905	$52,695	$529,159

(1)    Base salaries were last adjusted in January 2006, except Mr. Brown’s base salary was adjusted in January 2007 when he was appointed President.  Mr. Cooper does not receive a salary.

(2)    There are no guaranteed or discretionary bonuses.  Any annual cash incentive paid to the Named Executives is performance-based, is included in column (g) “Non-Equity Incentive Plan Compensation,” and is discussed in further detail on page 20 under the heading “Annual Cash Incentive.”  Mr. Cooper does not receive an annual cash incentive.

(3)    Consists of restricted stock award expense for the Named Executives other than Mr. Cooper, computed in accordance with FAS 123R.  Dividends are paid on the Named Executives’ stock awards made prior to 2008 at the same rate as paid to stockholders generally ($1.00 per share in 2008); however, no dividends are paid in connection with the stock awards made in 2008 until they vest.  TCF’s accounting policy and assumptions for stock-based compensation are described in Note 1 to TCF Financial’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2008.

(4)     Consists of the stock award expense for Mr. Cooper’s director stock award of 797 shares, as computed in accordance with FAS 123R.  Mr. Cooper received such award on January 23, 2006, for his service as a director prior to his appointment as Chief Executive Officer.  Mr. Cooper no longer receives any compensation for his service as Director.

(5)    Amounts shown consist of option expense for the Named Executives computed in accordance with FAS 123R.  TCF’s accounting policy and assumptions for stock-based compensation are described in Note 1 to TCF Financial’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2008.

(6)    For an explanation of the annual cash incentive program, refer to the description on page 20 under the heading “Annual Cash Incentive.”

(7)    Change in pension value as reported by the actuaries of the pension program.  Pay credits to the pension program were discontinued effective April 1, 2006; however, interest credits continue to be credited.  There were no above-market or preferential earnings on TCF’s nonqualified deferred compensation plans.

(8)    Mr. Cooper was hired as Chief Executive Officer effective July 26, 2008.  Mr. Jasper was not a Named Executive in 2006.  Ms. Lex was not a Named Executive in 2006 and 2007.  Mr. Nagorske was employed through August 6, 2008, and Ms. Lex was employed through December 31, 2008.

(9)    Ms. Lex was employed by TCF through 2008.  Upon termination, Ms. Lex did not retain any stock awards or stock options pursuant to the terms of her agreements and therefore TCF did not recognize any expense for financial statement reporting purposes.

(10)   As of December 31, 2008, Ms. Lex had no pension benefit because she joined the Company after the Plan was frozen.

(11)   Includes perquisites and Company matching contributions to the TCF Employees Stock Purchase Plan (“ESPP Plan”) and its related ESPP Supplemental Plan and other payments, as follows:

Detail of “All Other Compensation” Column

		Employer Matching Contributions
Name	Perquisites(a)	ESPP Plan(b)		ESPP Supplemental Plan		Other Payments(c)	Total
William A Cooper	$144,242	$0	(d)	$0	(d)	$27,333	$171,575
Lynn A. Nagorske	$177,400	$11,500		$98,830		$4,144,000	$4,431,730
Thomas F. Jasper	$12,060	$8,625		$25,125		$0	$45,810
Neil W. Brown	$108,269	$8,625		$55,864		$0	$172,758
Candace H. Lex	$4,197	$5,750		$12,250		$716,668	$738,865
Gregory J. Pulles	$30,819	$11,500		$51,500		$0	$93,819

(a)     All of the Named Executives were eligible to receive the following perquisites, none of which individually exceeded $25,000 in 2008: imputed life insurance, executive tax service, personal use of club memberships, personal use of company car, and executive physical.  In addition, four executives received personal use of company aircraft in the following amounts (calculated on a pre-tax basis): Mr. Cooper – $141,708; Mr. Nagorske – $64,876; Mr. Brown – $95,060; and Mr. Pulles – $5,096.  These amounts are the aggregate incremental cost of non-business travel use, as determined based on the average weighted cost of fuel and maintenance, crew travel expenses, on-board catering expense, landing fees, trip-related hangar/parking costs and smaller variable costs.  In the event that an executive’s spouse or family member may accompany the executive on a flight, the above amounts also include any incremental costs, such as for on-board catering costs that may be associated with such travel.  Mr. Nagorske’s perquisites include $105,000 in club membership equity.

(b)       Employer matching contributions to the Employees Stock Purchase Plan were limited in 2008 to 100% the IRC limit of 5% of covered compensation of $230,000.  The balance of the employer matching contributions in 2008 was made to the ESPP Supplemental Plan, as shown in the table.

(c)     Includes separation payments to Mr. Nagorske and Ms. Lex as well as Director fees for Mr. Cooper incurred while he was an outside Director.

(d)       Mr. Cooper does not participate in the ESPP Plan or ESPP Supplemental Plan.

Provisions of the Employment Agreements of the Principal Executive Officer and the other Named Executives are described on pages 30 and 31.  The relationship of salary to the Named Executives’ Total Compensation will vary from year to year primarily depending on the amount of Non-Equity Incentive Compensation (Annual Cash Incentive) and Stock Award expense.

GRANTS OF PLAN-BASED AWARDS IN 2008

(Includes Cash and Equity Awards)

The following table shows awards made to the Named Executives in the year 2008:

		Estimated Possible Payouts Under Non-Equity Incentive Plan	Estimated Possible Payouts Under Equity Incentive Plan Awards (2)		All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option
Name	Grant Date	Awards (1)	Threshold (#)	Target (#)	Options (3) (#)	(4) ($/Sh)	Awards (5)
William A. Cooper	7/31/2008	$0	—	—	—	—	—
	7/31/2008	—	150,000	450,000	—	—	$4,673,927
	7/31/2008	—	—	—	800,000	$12.85	$2,508,000
Lynn A. Nagorske	1/21/2008	$1,400,000	—	—	—	—	—
	1/21/2008	—	—	—	67,035	$15.75	$248,891
Thomas F. Jasper	1/21/2008	$500,000	—	—	—	—	—
	1/21/2008	—	—	—	141,000	$15.75	$523,815
Neil W. Brown	1/21/2008	$920,000	—	—	—	—	—
	1/21/2008	—	—	—	282,000	$15.75	$1,047,630
Candace H. Lex	1/21/2008	$400,000	—	—	—	—	—
	1/21/2008	—	—	—	38,000	$15.75	$141,170
Gregory J. Pulles	1/21/2008	—	13,000	26,000	—	—	$317,309
	1/21/2008	$700,000	—	—	—	—	—
	1/21/2008	—	—	—	158,000	$15.75	$586,970

(1)       Amounts represent the potential target bonus under the annual cash incentive program as described on page 20 under the heading “Annual Cash Incentive.”  The award is entirely at the discretion of the Committee and none of the Named Executives earned or received cash incentive payments for 2008; see column (g) of the Summary Compensation Table on page 36.

(2)    Award represents a stock grant made to Mr. Pulles on January 21, 2008 as described on page 20 under the heading “Elements of Executive Compensation,” and a grant made to Mr. Cooper on July 31, 2008 as described on page 26 under the heading “Analysis of Committee’s Action in July 2008.”  In 2009, the Committee removed the performance goals for these awards as discussed on page 29; however these awards remain subject to the vesting requirements.  No dividends are paid on these awards until they vest.  The maximum award is the same as the target amount.

(3)    On January 21, 2008, the Committee granted stock options to Messrs. Nagorske, Jasper, Brown, Pulles, and Ms. Lex as described on page 20 under the heading “Elements of Executive Compensation.”  On July 31, 2008, the Committee granted stock options to Mr. Cooper as described on page 26 under the heading “Analysis of Committee’s Actions in July 2008.”  Except for Mr. Nagorske, the stock options vest in two installments: 50% on January 1, 2011, and 50% on January 1, 2012.  Upon Mr. Nagorske’s retirement, he retained 67,035 option shares of which 38,306 will vest (and become exercisable) on January 1, 2011, and 28,729 will vest (and become exercisable) on January 1, 2012.  Ms. Lex did not retain any stock options upon her termination of employment, pursuant to the terms of her agreement.

(4)    No stock options were re-priced or materially modified during the fiscal year.

(5)    Amounts shown consist of the number of shares awarded (from previous columns) multiplied by grant date values computed in accordance with FAS 123R.  Equity incentive plan awards for Mr. Cooper vest in three equal parts: the first installation is valued at $11.3668 per share; the second at $10.3802 per share; and the third at $9.4124 per share.  Mr. Cooper’s stock options vest in two equal installments: the grant date fair value for the first installment is $3.11 per share; the second is $3.16 per share.  Mr. Pulles’ equity award vests in two equal parts: the first half has a grant date fair value of $12.7235 per share; the second half at $11.6849 per share.  For Mr. Nagorske’s stock options that vest on January 1, 2011 (38,306 shares), the grant date fair value is $3.70 per share; and for the stock options that vest on January 1, 2012 (28,729 shares), the grant date fair value is $3.73 per share.  The stock options for Messrs. Jasper, Brown, Pulles, and Ms. Lex vest in two equal installments with grant date fair values pf $3.70 and $3.73 per share.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2008

The following table shows all equity awards for each Named Executive that were outstanding at the end of 2008.  All performance-based awards (including stock options) are fully described in the Compensation Discussion and Analysis section of this proxy statement.

Outstanding Equity Awards at 2008 Fiscal Year End

		Option Awards			Stock Awards
Name	Year of Award	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have Not Vested (#) (2)	Market Value of Shares or Units of Stock that have Not Vested (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested (#) (4) (5) (6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have Not Vested (3)
William A. Cooper	2005	—	—	—	—	—	300,000		$4,098,000
	2006	—	—	—	—	—	797		$10,887
	2008	800,000	$12.85	8/1/2018	—	—	—		—
	2008	—	—	—	—	—	450,000		$6,147,000
Lynn A. Nagorske	2006	—	—	—	—	—	5,600		$76,496
	2008	67,035	$15.75	1/22/2018	—	—	—		—
Thomas F. Jasper	2004	—	—	—	2,000	$ 27,320	—		—
	2005	—	—	—	2,000	$ 27,320	—		—
	2006	—	—	—	6,000	$ 81,960	—		—
	2007	—	—	—	10,000	$136,600	—		—
	2007	—	—	—	—	—	10,000		$136,600
	2008	141,000	$15.75	1/22/2018	—	—	—		—
Neil W. Brown	2006	—	—	—	—	—	55,000		$751,300
	2008	282,000	$15.75	1/22/2018	—	—	—		—
Candace H. Lex	2005	—	—	—	10,000	$136,600	—		—
	2006	—	—	—	—	—	22,500		$307,350
	2008	38,000	$15.75	1/22/2018	—	—	—	—
Gregory J. Pulles	2006	—	—	—	—	—	50,000		$683,000
	2008	158,000	$15.75	1/22/2018	—	—	—	—
	2008	—	—	—	—	—	26,000		$355,160

(1)    Except for Mr. Nagorske, the stock options vest in two installments: 50% on January 1, 2011 and the remaining 50% on January 1, 2012.  Upon Mr. Nagorske’s retirement, he retained 67,035 option shares of which 38,306 will vest (and become exercisable) on January 1, 2011; and 28,729 will vest (and become exercisable) on January 1, 2012.  Ms. Lex did not retain any stock options following her termination of employment pursuant to the terms of her agreement.

(2)    Awards represent non-performance-based awards and vest as follows for Mr. Jasper:  Year 2004 (2,000 shares) — July 1, 2009; Year 2005 (2,000 shares) — July 1, 2010; Year 2006 (6,000 shares) — January 1, 2011; and Year 2007 (10,000 shares) — January 1, 2012.  All of Ms. Lex’s shares were forfeited in January 2009.

(3)    Market or payout value is determined using the closing stock price of $13.66 on December 31, 2008.

(4)    Mr. Cooper’s 2005 stock award (“Chairman’s Stock Award”) was pursuant to his service as non-executive Chairman of which 200,000 shares vested on January 20, 2009 as a result of TCF’s achievement of greater than 20% ROTE in 2006 and 2007; the remaining 100,000 shares were forfeited on January 20, 2009.  The 2006 stock award is the balance of shares awarded to all outside Directors when Mr. Cooper was not an employee of TCF.

(5)    Mr. Nagorske was originally granted 80,000 shares in 2006 of which 5,600 shares were earned.  The remaining 74,400 shares were forfeited upon his retirement.  Mr. Jasper earned 1,000 shares of the 2007 award.  Mr. Brown earned 3,850 shares of the 2006 award and Mr. Pulles earned 3,500 shares.  The remaining unearned shares for Messrs. Jasper, Brown, and Pulles were forfeited in January 2009.  Ms. Lex forfeited all of her awards upon termination of her employment, pursuant to the terms of her agreements.

(6)    Mr. Cooper’s performance-based award granted in 2008 vests in three installments: 150,000 shares on January 1, 2010; 150,000 shares on January 1, 2011; and 150,000 shares on January 1, 2012.  Mr. Pulles’ performance-based award granted in 2008 vests in two installments: 13,000 shares on January 1, 2011; and 13,000 shares on January 1, 2012.  In January 2009, the Committee removed the performance-based goals for these awards as discussed on page 29; however, these awards remain subject to the vesting requirements.

OPTION EXERCISES AND STOCK VESTED IN 2008

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
William A. Cooper	None	None	267,450	$4,212,338
Lynn A. Nagorske	None	None	175,000	$2,756,250
Thomas F. Jasper	None	None	1,000	$ 17,745
Neil W. Brown	None	None	75,000	$1,181,250
Candace H. Lex	None	None	0	$ 0
Gregory J. Pulles	None	None	75,000	$1,181,250

PENSION BENEFITS IN 2008

The following table shows information on the defined benefit pension plan benefits of the Named Executives:

Name	Plan Name	Number of Years Credited Service (1)	Present Value of Accumulated Benefit (2)	Payments During Last Fiscal Year
William A. Cooper (3)	Pre-1990 Plan Benefit	5.67	$248,963	$24,156
Lynn A. Nagorske	Pension Plan	15.58	$ 0	$205,740
	Pension Supplemental Program	15.58	$113,972	$456,966
	Pre-1990 Plan Benefit	4.50	$ 30,248	$0
Thomas F. Jasper	Pension Plan	3.25	$ 16,221	$0
Neil W. Brown	Pension Plan	6.50	$ 60,761	$0
	Pension Supplemental Program	6.50	$151,121	$0
Candace H. Lex (4)	Pension Plan	0.00	$ 0	$0
Gregory J. Pulles	Pension Plan	15.58	$231,489	$0
	Pension Supplemental Program	15.58	$487,742	$0
	Pre-1990 Plan Benefit	5.42	$ 38,722	$0

(1)    The number of years of credited service may be less than actual years of service with TCF because either the plan was not in effect or was frozen sometime during the Named Executive’s tenure with TCF.  None of the Named Executives were given credited service other than for their actual years of service with TCF.

(2)    All values shown are determined using interest rate and mortality assumptions consistent with those used in the Company’s Consolidated Financial Statements, however the Pre-1990 Plan Benefit is provided under a nonparticipating group annuity contract which is not included in the Consolidated Financial Statements.  See “Material Information Regarding Pension Benefits” which follows.

(3)    Mr. Cooper commenced his benefit prior to returning to TCF.

(4)       Ms. Lex had no pension benefits as of December 31, 2008.

Material Information Regarding Pension Benefits

TCF maintains a pension plan for employees hired prior to July 1, 2004, including the Named Executives.  Pay credits to the Plan were discontinued as of April 1, 2006.  At the time pay credits were discontinued, all active employees were deemed 100% vested in their benefits.  Benefits accrued under two distinct formulas:  a traditional final average pay formula in effect prior to September 1, 1990 (the “Pre-1990 Plan Benefit”) and a cash balance formula in effect since September 1, 1990 (the “Pension Plan”).  The Named Executives also participate in a supplemental plan related to the Pension Plan (the “Pension Supplemental Program”), with the exception of Mr. Jasper.  Pay credits to the Pension Supplemental Program were also discontinued as of April 1, 2006.  The Pension Supplemental Program was terminated in October 2008 and all participant balances will be distributed in 2009.  All three plans are described below.

Pension Plan:  Cash Balance Formula – Post September 1, 1990 Benefit Accruals.  Benefits have been provided under a cash balance formula since September 1, 1990.  Monthly pay credits equal to the Applicable Percentage (in the following table) times Certified Earnings (as defined below) are credited to the retirement accounts each month.  However, pay credits were discontinued effective April 1, 2006.

Sum of Participant’s age plus years of service on the last day of the month	Applicable Percentage
Under 40	2.5%
40 but less than 50	3.5%
50 but less than 60	4.5%
60 but less than 70	5.5%
70 but less than 80	6.5%
80 or more	7.5%

Interest credits are credited to the retirement accounts using the average 5-year U.S. Government bond rate from the preceding calendar year plus 0.25%.  Interest credits continue after April 1, 2006.

Certified Earnings generally include earned income, wages, salaries, and fees (or other amounts) for services rendered in the course of employment.  Also included are annual cash incentives, commissions paid to salespersons, compensation for services on the basis of profits, commissions on insurance premiums, tips and bonuses (but not including payments for referrals), and any pre-tax contributions to the ESPP.  Restricted stock awards are not included in Certified Earnings.

Prior to the April 1, 2006 freeze, cash balance benefits became vested after five years of vesting service, being 0% vested beforehand.

The normal retirement date is age 65.  A participant is eligible for early retirement if termination occurs after attainment of age 55 with at least five years of vesting service.  A participant is eligible for vested terminated benefits if termination occurs after attainment of at least five years of vesting service.  In either case, distribution of the cash balance account balance can occur immediately upon termination.  The amount of the distribution depends upon the payment form elected and is actuarially equivalent to the account balance earned as of the date of distribution.

Mr. Pulles is currently eligible for early retirement under the Pension Plan.  His Pension Plan account balance at December 31, 2008 was $245,117.

The normal payment form is the life only annuity.  A variety of other payment forms are available (including the lump sum option), all equivalent in value if paid over an average lifetime.

The present value of the accumulated benefit displayed in the Pension Benefits Table is the discounted value of the projected account balance at age 65 (projected with interest credits only).  The value of the accumulated benefit was determined using assumptions consistent with those used for 2008 financial reporting purposes under Financial Accounting Standard Board Statement of Financial Accounting Standards (“SFAS”) No. 87 unless otherwise directed by Regulation S-K.  Some of those assumptions are as follows:

•                  Benefits were assumed to commence at age 65.

•                  The assumed form of payment at distribution was the lump sum option.

•                  All benefits and present values are determined as of December 31, 2008, the plan’s SFAS 87 measurement date.  In prior years, a valuation date of September 30 was used.

•                  The discount rate used to determine present values is 6.25% at December 31, 2008.

•                  The rate of future interest credits used is 5.0% at December 31, 2008.

•                  No pre-retirement mortality, termination, retirement or disability was assumed.

Pre-1990 Plan Benefit:  Final Average Earnings Formula — Pre September 1, 1990 Benefit Accruals.  The benefits accrued prior to September 1, 1990 were determined under a formula based on years of service and final average earnings. As of August 31, 1990, all benefit accruals under the pre-September 1, 1990 formula were frozen and benefits for all active employees were 100% vested.  A non-participating group annuity contract was purchased for all pre-September 1, 1990 benefits from Nationwide Life Insurance Company.  Nationwide is responsible for benefit payments for benefits earned under this formula.

The normal retirement date is age 65.  A participant is eligible for early retirement if termination occurs after attainment of age 55 with at least five years of vesting service.  A participant is eligible for vested terminated benefits if termination occurs after attainment of at least five years of vesting service.  In either case, the participant may commence benefits as early as age 55.  The age 65 accrued benefit is reduced 4% for each year that benefits commence prior to age 65.

Mr. Pulles is currently eligible for early retirement under the pre-September 1, 1990 formula.  The monthly life only benefit if commenced on December 31, 2008 would be $415.  Mr. Cooper is currently receiving payments from this plan.  The monthly life benefit is $2,013.

The normal payment form is the life only annuity. A variety of other payment forms are available, all equivalent in value if paid over an average lifetime.

Since a non-participating group annuity contract was purchased to provide these benefits, TCF is no longer required and does not include the value of these benefits in its annual financial disclosure under SFAS 87.  The present value of the accumulated benefit displayed in the Pension Benefits Table is the discounted value of the life only benefit to commence at age 65.  The present value of the accumulated benefit was determined using assumptions consistent with those otherwise used for cash balance plan financial reporting purposes under SFAS 87 unless otherwise directed by Regulation S-K.  Some of those assumptions are as follows:

•                  Benefits were assumed to commence at age 65.

•                  Participants are assumed to take the Life Only payment option at benefit commencement.

•               All benefits and present values are determined as of December 31, 2008, the measurement date used for SFAS 87 reporting purposes.  In prior years, a valuation date of September 30 was used.

•                  The discount rate used to determine present values is 6.25% at December 31, 2008.

•                  No pre-retirement mortality, termination, retirement or disability was assumed.

•                  Post-retirement mortality is assumed to follow the RP-2000 mortality table with a fixed 10-year projection based on combined rates for active employees and retirees with no collar adjustments.

Pension Supplemental Program.  The Pension Supplemental Program is restorative, meaning it provides the same benefit formula as the Pension Plan except on amounts which exceed qualified plan limits for the Pension Plan under the IRC.  For example, the maximum amount of compensation that can be used to determine a qualified plan benefit under the IRC is $230,000 for 2008 and $245,000 for 2009.  Like the Pension Plan, pay credits to this Pension Supplemental Program were discontinued effective April 1, 2006.  Interest credits continue after April 1, 2006.  The Pension Supplemental Program was amended in October 2008 to require the distribution of all participants’ accounts in 2009.

The provisions for vesting, early retirement, Certified Earnings, etc. are exactly the same as those for the Pension Plan.  The provisions for distribution are the same as those for the Pension Plan, subject to IRC Section 409A when applicable.

Mr. Pulles is currently eligible for early retirement under the Pension Supplemental Program.  His account balance at December 31, 2008 was $487,742.

The present value of the benefit displayed in the Pension Benefits Table is the account balance earned as of December 31, 2008.  This valuation is consistent with the methods and measurement date used for 2008 financial reporting purposes under SFAS 87 for the Pension Supplemental Program.

NONQUALIFIED DEFERRED COMPENSATION IN 2008

The following chart shows certain information for TCF’s two nonqualified account-type plans for the Named Executives.  As explained earlier in the Compensation Discussion and Analysis section of this proxy statement, the Executive Deferred Compensation Plan (referred to as the “Deferred Compensation Plan” in the Table which follows) allowed employee deferrals and investments over the years 1988 through 2004, but contributions to the Plan were discontinued after 2004 as a result of the enactment of IRC Section 409A.  In the fall of 2008, the Deferred Compensation Plan was terminated.  All of the Named Executives in the Plan received a termination distribution.  The ESPP Supplemental Plan shown below is a nonqualified supplemental program for the TCF

Employees Stock Purchase Plan, a plan which is a qualified tax or deferred plan under Section 401(k) of the IRC.  The TCF contributions shown on the chart for the ESPP Supplemental Plan are matching contributions at the same rate as under the Employees Stock Purchase Plan.  For further information about these plans refer to the Compensation Discussion and Analysis section of this proxy statement under the heading “Benefits, Retirement and Deferred Compensation Philosophy.”

Nonqualified Deferred Compensation Plan Benefits of the Named Executives

		Contributions in Last Fiscal Year (1)		Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE December 31, 2008
Name	Plan	Executive	TCF	(2)	(3)	(4)
William A. Cooper(5)	Deferred Compensation Plan	$0	$0	$0	$0	$0
	ESPP Supplemental Plan	$0	$0	$0	$0	$0
Lynn A. Nagorske	Deferred Compensation Plan	$0	$0	$(222,379)	$7,740,686	$0
	ESPP Supplemental Plan	$98,830	$98,830	$(211,979)	$638,545	$309,868
Thomas F. Jasper	Deferred Compensation Plan	$0	$0	$0	$0	$0
	ESPP Supplemental Plan	$33,499	$25,125	$(22,984)	$1,682	$66,684
Neil W. Brown	Deferred Compensation Plan	$0	$0	$(102,361)	$2,802,782	$0
	ESPP Supplemental Plan	$71,300	$55,864	$(70,628)	$21,039	$312,665
Candace H. Lex	Deferred Compensation Plan	$0	$0	$0	$0	$0
	ESPP Supplemental Plan	$32,498	$12,250	$(8,891)	$2,527	$47,135
Gregory J. Pulles	Deferred Compensation Plan	$0	$0	$(212,822)	$5,553,123	$0
	ESPP Supplemental Plan	$79,500	$51,500	$(162,403)	$49,168	$692,012

(1)    100% of the executive contributions and TCF contributions were previously reported as salary and all other compensation, respectively, in the Summary Compensation Table on page 36.

(2)    Consists of dividend equivalents and unrealized depreciation on the deemed account investments, primarily TCF Stock.  There were no above-market or preferential earnings or appreciation in 2008 or previous years.

(3)    Consists of dividend equivalents on deemed investments in TCF Stock and lump sum termination payments distributed from the Deferred Compensation Plan.  The dividends are also included in the Aggregate Earnings amount in the previous column.

(4)    Includes the following salary and matching contributions to the ESPP Supplemental Plan previously reported as compensation in the Summary Compensation Table for fiscal 2006 and 2007:  Mr. Nagorske — $198,580; Mr. Jasper — $25,769; Mr. Brown — $107,260; and Mr. Pulles — $99,368.

(5)    Mr. Cooper has 8,395 shares in the Director’s Deferred Compensation Plan as of December 31, 2008.  He is not a participant in the Deferred Compensation Plan or the ESPP Supplemental Plan.

Material Information Regarding the Deferred Compensation Plan

•                  Mr. Nagorske, after retirement, was paid his deferred compensation.  The Deferred Compensation Plan was terminated on October 20, 2008; subsequently Mr. Brown and Mr. Pulles received a lump sum distribution of their entire account balances.  Prior to termination and prior to 2005, TCF allowed eligible executives to defer payment of a portion of their base salary and annual cash incentives as well as grants of restricted stock into the Deferred Compensation Plan.  Effective January 1, 2005, in response to the enactment of IRC Section 409A, deferrals into the Plan were discontinued.

•                  TCF did not make any contributions to the Plan, other than payment of administrative expenses.

•                  TCF paid no guaranteed or above-market interest on deferred amounts.  All interest or appreciation on deferred amounts was tied to the assets in which they were deemed to be invested.  Earnings on deemed TCF Stock investments consisted of dividend equivalents paid at the same rate as paid to stockholders generally ($1.00 per share annually for 2008).

•                  At the time of distribution, earnings on deemed TCF Stock investments depreciated $1.6618 per share from the prior year-end.

•                  At December 31, 2008, the total deemed investment in TCF Stock under the Deferred Compensation Plan, as well as similar deferred compensations plans maintained for senior officers and select employees of TCF affiliates, was 574,583 shares of TCF Stock valued at $7,848,807.

Material Information Regarding the ESPP Supplemental Plan.

•                  The Named Executives’ covered compensation and contributions under the Employees Stock Purchase Plan are subject to certain IRC limits.  The ESPP Supplemental Plan as approved by stockholders in 2005 allows Named Executives to make pre-tax contributions from their salary and annual cash incentives at the same rate as under the ESPP and up to a total of 50% of covered pay and to receive an employer matching contribution at the same rate as under the ESPP on their contributions up to six percent of pay.

•                  Employee contributions to the ESPP Supplemental Plan made April 1, 2006 and after may be invested, at the employee’s election, in the same investment choices that are available in the Employees Stock Purchase Plan.  Prior to April 1, 2006 all employee contributions were invested in TCF Stock.  Employer matching contributions to the ESPP Supplemental Plan are invested 100% in TCF Stock.

•                  The accounts of the Named Executives consist primarily or exclusively of deemed TCF Stock.  Earnings on deemed TCF Stock investments in the Plan during 2008 consisted of $1.00 per share in dividend equivalents and depreciation of $4.27 per share.  Dividend-equivalent distributions are made from the ESPP Supplemental Plan at the same time and at the same rate as to TCF stockholders generally.

•                  The total number of shares of TCF Stock and value of account balances under the ESPP and the related ESPP Supplemental Plan (including its predecessor supplemental plan before 2005) for the Named Executives as of December 31, 2008 are reported in the Compensation Discussion and Analysis section of this proxy statement under the heading “Benefits, Retirement and Deferred Compensation Philosophy.”

•                  Distributions from the ESPP Supplemental Plan generally occur in a lump sum at termination of employment, or six months thereafter as required by IRC Section 409A for accounts accumulated after 2004.  Deemed investments in TCF Stock selected by the Named Executives generally cannot be changed during employment (except in certain change in control situations) and the shares are distributed in-kind upon termination of employment or six months thereafter.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following charts reflect the general estimated distributions that would be made to the Named Executives in the event of a termination of employment not involving a change in control on December 31, 2008.  The potential payments described and quantified in this section may be subject to limitation in connection with the recently enacted amendments to EESA, as described under the heading “TCF’s Participation in the CPP” on page 27.

Mr. Cooper:

Type of Termination	Restricted Stock	Stock Options	Total
By Company Without Cause	Continues to be subject to vesting schedule	Continues to be subject to vesting schedule	$0
By Executive for Good Reason	Continues to be subject to vesting schedule	Continues to be subject to vesting schedule	$0
By Executive – Voluntary	None	None	$0
By Company with Cause	None	None	$0
Retirement, Death, or Disability	Pro-rated Based on Date of Employment Termination (1)	Pro-rated Based on Date of Employment Termination (1)	$0

Mr. Brown and Mr. Pulles (Mr. Jasper does not have an Employment Agreement):

Type of Termination	Salary Payout	Annual Cash Incentive Payout	Total
By Company Without Cause	2X Base Salary (2)	2X Annual Cash Incentive (3)	(4)
By Executive for Good Reason	2X Base Salary (2)	2X Annual Cash Incentive (3)	(4)
By Executive – Voluntary	None	None	$0
By Company with Cause	None	None	$0
Retirement, Death, or Disability	None	Earned to Date of Employment Termination	$0

(1)       As of December 31, 2008, no shares or options were vested.

(2)       As in effect at the date of termination.

(3)       Average of cash incentives paid for the three calendar years preceding the year of employment termination.

(4)       For Mr. Brown – $1,533,334, and for Mr. Pulles – $1,166,666.

The Named Executives, except Mr. Cooper, would forfeit all outstanding unvested restricted stock awards and stock options, except in the case of retirement, death or disability, but would be entitled to receive, in addition to the salary and annual cash incentive payouts indicated, all accumulated and vested benefits disclosed elsewhere in this proxy statement under the Employees Stock Purchase Plan/ESPP Supplemental Plan, the Pension Plan/Pension Supplemental Program.  The Named Executives would not be entitled to ongoing perquisites after employment termination but would be entitled to continuation benefits coverage available to TCF employees generally.  Continuing medical coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), if elected, is at Company expense.

Mr. Nagorske received a lump sum payment in the amount of $4,144,000 in connection with his termination of employment under the terms of his employment agreement, which amount represents the sum of three times base salary and three times the average annual cash incentive paid in 2008, 2007, and 2006.  Mr. Nagorske earned 5,600 out of 80,000 shares that were awarded in January 2006 and retained 67,035 out of 394,000 option shares that were granted in January 2008.  The stock options will vest (and become exercisable) in two installments:  38,306 shares on January 1, 2011, and 28,729 shares on January 1, 2012.

Ms. Lex received a lump sum payment in the amount of $716,668 in connection with her termination of employment under the terms of her employment agreement, which amount represents the sum of two times base salary and two times the average annual cash incentive paid in 2008, 2007, and 2006.  Ms. Lex did not earn any shares or retain any stock options.

Change in Control-Related Payments

The following table shows estimated lump sum payments in the event of a change in control.  The amounts shown assume an employment termination and change in control, or a change in control absent employment termination, effective as of December 31, 2008.  Payout amounts are estimates.  Actual amounts can only be determined at the actual date of the executive’s separation from service or of the change in control.  (Payout amounts for Mr. Nagorske and Ms. Lex are excluded because the change in control-related payments are no longer relevant.)

Description of Payment
Type of Compensation

Upon a change in control, all of Mr. Cooper’s stock awards and stock options vest immediately as shown below.  (The 300,000 shares of the Chairman’s Stock Award have been excluded from this calculation since 200,000 shares vested based on goals achieved in 2006 and 2007, and the remaining 100,000 shares were unearned and forfeited, in January 2009.)  The restricted stock was valued at the 2008 year-end price of $13.66 and the stock options at the difference between the 2008 year-end price and the exercise price of $12.85.

William A. Cooper
Vesting of Stock Awards	$ 157,887
Vesting of Stock Options	$ 648,000
Excise Tax & Gross-Up	$ 0
Total (5)	$6,805,887

Type of Employment Termination or Other Event: Description of Payments
Type of Compensation	By Company Without Cause or By Executive for Good Reason: 2X Salary and Bonus plus Vesting of Restricted Stock and Options	By Company With Cause: Vesting of Restricted Stock and Options Only	Certain Voluntary Resignation (2) : 2X Salary and Bonus plus Vesting of Restricted Stock and Options	Due on Change in Control Without Employment Termination: Vesting of Restricted Stock and Options Only
Thomas F. Jasper
Base Salary ($250,000)	$ 500,000	$ 0	$ 500,000	$ 0
Average Annual Bonus ($220,871) (1)	$ 441,742	$ 0	$ 441,742	$ 0
Vesting of Stock Awards (2) (3)	$ 286,860	$150,260	$ 150,260	$150,260
Vesting of Stock Options (4)	$ 0	$ 0	$ 0	$ 0
Excise Tax & Gross-Up	$ 465,572	$ 0	$ 450,105	$ 0
Total (5)	$1,694,174	$150,260	$1,542,107	$150,260

Type of Employment Termination or Other Event: Description of Payments
Type of Compensation	By Company Without Cause or By Executive for Good Reason: 2X Salary and Bonus plus Vesting of Restricted Stock and Options	By Company With Cause: Vesting of Restricted Stock and Options Only	Certain Voluntary Resignation (2) : 2X Salary and Bonus plus Vesting of Restricted Stock and Options	Due on Change in Control Without Employment Termination: Vesting of Restricted Stock and Options Only
Neil W. Brown
Base Salary ($460,000)	$ 920,000	$ 0	$ 920,000	$ 0
Average Annual Bonus ($306,667) (1)	$ 613,334	$ 0	$ 613,334	$ 0
Vesting of Stock Awards (2)	$ 52,591	$ 52,591	$ 52,591	$ 52,591
Vesting of Stock Options (4)	$ 0	$ 0	$ 0	$ 0
Excise Tax & Gross-Up	$ 0	$ 0	$ 0	$ 0
Total (5)	$1,585,925	$ 52,591	$1,585,925	$ 52,591
Gregory J. Pulles
Base Salary ($350,000)	$ 700,000	$ 0	$ 700,000	$ 0
Average Annual Bonus ($233,333) (1)	$ 466,666	$ 0	$ 466,666	$ 0
Vesting of Stock Awards (2)	$ 402,970	$402,970	$ 402,970	$402,970
Vesting of Stock Options (4)	$ 0	$ 0	$ 0	$ 0
Excise Tax & Gross-Up	$ 0	$ 0	$ 0	$ 0
Total (5)	$1,569,636	$402,970	$1,569,636	$402,970

(1)             Average of cash incentives paid for the three calendar years preceding the year of employment termination.

(2)             For the Named Executives other than Mr. Cooper, limited to a voluntary resignation within the 30-day period that begins 11 months after a change in control.

(3)             Mr. Jasper’s payment included vesting of non-performance-based restricted stock and stock option awards.  The unearned portions of the Year 2006 Performance-Based Stock Award were excluded from these calculations since they were forfeited in January 2009 for all Named Executives.

(4)             No value was given to the stock options since the exercise price was higher than the year-end price.

(5)             The Named Executives would be entitled to receive upon employment termination scenarios, in addition to the payments indicated, accumulated and vested benefits under the Employees Stock Purchase Plan/ESPP Supplemental Plan, the Pension Plan/Pension Supplemental Program, and continuation benefits available to employees generally, as reported elsewhere in this proxy statement.  There is no enhancement or acceleration of these benefits upon a change in control.

Material Information About Payments in the Event of a Change in Control

•                  Mr. Cooper has a contract under which he is entitled to the following severance payments after a change in control:

•                  A non-cash benefit in the form of vesting of all unvested stock grants and stock options.  Vesting of stock grants and stock options occurs upon a change in control, regardless of whether or not his employment is terminated.

•                  Continuation of medical coverage for the full COBRA period at TCF expense, if retiree medical is not elected.

•                  If he becomes subject to an excise tax under IRC Section 280G, he is entitled to receive reimbursement for this tax and additional sums to make up for any resulting additional tax amounts so that there is no net cost to him from the excise tax (“excise tax gross-up”).

•                  The other three Named Executives have change in control agreements under which in general they are entitled to the following severance payments if their employment ends (other than by the Company for cause or by death or disability) during the period from 6 months before to 24 months after a change in control, if they terminate employment for “good reason” during this period, or if they resign with or without cause during the 30-day period immediately preceding the first anniversary of a change in control:

•                  A cash payment equal to two times their annual salary and average bonus over the last three years.

•                  A non-cash benefit in the form of vesting of all unvested stock grants and stock options.  Except for Mr. Jasper, vesting of stock grants and stock options occurs upon a change in control, regardless of whether or not the executive’s employment is terminated.  Vesting of Mr. Jasper’s non-performance-

based awards require a change in control followed by termination without cause by Company or termination for good reason by Mr. Jasper.

•                  If the executive becomes subject to an excise tax under IRC Section 280G, he is entitled to receive excise tax gross-up

•                  Continuation of medical coverage for the full COBRA period at TCF expense, if retiree medical is not elected.

•                  The other three Named Executives are generally subject to covenants not to compete for one year after termination of employment after a change in control other than a termination by the Company without cause or a termination by the executive for good reason, as defined in the agreements.

Provisions of the Principal Executive Officer’s Agreement.

On July 31, 2008, TCF Financial and Mr. Cooper entered into an amended and restated Agreement which is in effect until January 1, 2012, with automatically renewing terms of one year each.  Pursuant to such Agreement, Mr. Cooper is entitled to receive:

•                  Stock grants and stock options as approved by the Compensation Committee of the Board from time to time.

•                  Perquisites, as approved annually by the Compensation Committee of the Board.

•                  Participation in the same benefit plans as apply to TCF employees generally, and on the same terms and conditions.

•                  Severance payment rights as set forth in the charts on pages 44 and 45.

In addition, Mr. Cooper will be subject to a covenant not to compete for three years after a change in control while an employee.

Provisions of Other Named Executives’ Employment Agreements.

The other Named Executives except Mr. Jasper entered into amended and restated Employment Agreements with TCF Financial on October 17, 2007, effective January 1, 2008, for terms of one year, with automatically renewing terms of one year each after the first year, with specified salary, annual bonus opportunity and periodic stock grant and stock option opportunities as approved by the Compensation Committee, perquisites as approved by the Principal Executive Officer, and participation in the same benefit plans as apply to TCF employees generally.  They are subject to non-compete and non-solicitation covenants generally for one year after termination of employment and have severance payment rights as set forth in the charts on pages 44 through 46.

Indemnification Rights.  Indemnification rights are provided to the Named Executives under TCF Financial’s Certificate of Incorporation and Bylaws to the extent allowed under Delaware General Corporation Law and per TCF’s Directors and Officers Insurance.

EQUITY COMPENSATION PLANS APPROVED BY STOCKHOLDERS

The following chart is provided with information as of December 31, 2008:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,573,407	$15.8677	1,020,594

Equity compensation plans not approved by security holders	0	0	0
Total	5,573,407	$15.8677	1,020,594

PROPOSAL 2:  RE-APPROVE THE TCF PERFORMANCE-BASED COMPENSATION POLICY

The TCF Performance-Based Compensation Policy for Covered Executive Officers (the “Policy”) was first approved by stockholders in 1996, and was re-approved in 1999 and 2004.  It is being re-submitted for re-approval at the Annual Meeting under Section 162(m) of the Internal Revenue Code (the “Code”) and regulations issued thereunder (the “162(m) Rules”), which require the Company to obtain stockholder approval under performance-based plans every five years of: (1) the business criteria used for performance-based goals, (2) the maximum award limits under the plan, and (3) the eligible participants.  The Policy uses the same business criteria for performance-based goals and maximum award limits as before.  A copy of the Policy is on file at the SEC with this proxy statement and may be obtained through the SEC’s website at www.sec.gov or upon written request directed to the Company’s Corporate Secretary at the TCF address listed on page 1 of this proxy statement.  The discussion that follows is a summary only.  Stockholders are urged to read the complete text of the Policy.

Section 162(m) and Performance-Based Compensation.  Under the 162(m) Rules, a company may not deduct for tax purposes compensation over $1,000,000 paid for any one fiscal year to a “covered executive officer,” which the 162(m) Rules and related Internal Revenue Service guidance define as the company’s chief executive officer or any one of its three other most highly compensated executive officers unless the compensation qualifies as “performance-based” or is deferred.  The 162(m) Rules establish requirements for compensation to qualify as performance-based.

Because TCF is participating in the CPP, as further discussed under “Compensation Discussion and Analysis,” TCF may not be able to deduct compensation to certain of its executives in excess of $500,000 per year even if stockholders approve the Policy and even if the compensation qualifies as “performance-based” under the 162(m) Rules.  Under EESA, TCF is prohibited from deducting compensation for its Chief Executive Officer, Chief Financial Officer, and three highest paid executives other than the CEO and CFO (referred to as the “Named Executives”) to the extent such compensation exceeds $500,000 during that portion of any year in which the Treasury Department holds an interest in Company shares under the CPP.  Therefore, compensation for any Named Executives may not be deductible for 2009 and any other year in which the Treasury Department holds an interest in Company shares to the extent the compensation exceeds $500,000.  The Company is requesting stockholder approval of the Policy in anticipation of when the Treasury Department no longer holds an interest in Company shares.

The Company may pay compensation to any Named Executive notwithstanding that the payment is not tax-deductible.

Why Stockholder Approval is Being Requested.  Stockholders are being asked to re-approve the Policy at the Annual Meeting in order to comply with the 162(m) Rules, which require the Company to obtain stockholder approval under performance-based plans every five years of: (1) the business criteria used for performance-based goals under the Policy, (2) the maximum award limits under the Policy, and (3) the eligible participants.  If stockholder approval is not provided, bonuses or other performance-based compensation paid to TCF covered executive officers after the Treasury Department no longer holds an interest in Company shares under the CPP may not be fully tax deductible to TCF.

How the Policy Works.  Once the Treasury Department no longer holds an interest in Company shares under the CPP, the Policy will apply to each covered executive officer of the Company and will operate as described below, as required by the 162(m) Rules.  The Committee determines which covered executive officers will receive awards and establishes the performance goals and amounts to be paid for achieving them in writing before it can be known whether or not the executive officer will meet these goals.  The performance goals must use one or more of the approved business criteria in the Policy and must specify the performance period during which the goals must be met.  Under the Policy, the performance period is a calendar year, or such other period as the Committee designates and which is permissible under the 162(m) Rules, including quarterly or multi-year performance periods.

The approved business criteria under the Policy are set forth below.  After the performance period for an award is complete, the Committee determines and certifies whether the goals were or were not met.  Payment of a performance-based compensation award occurs only if the covered executive officer has met one or more of the performance goals for each performance period.  The Committee has no discretion to increase the amount payable for achieving the goal from what was originally established in writing by the Committee.  However the Committee does have discretion to decrease the amount payable, even if the goals were achieved, or to pay no award at all. Calculations made pursuant to the Policy are made in accordance with procedures reasonably designed to implement its terms.

Example:  The Committee could establish earnings targets for annual cash bonuses under the Policy using return on equity as the approved business criteria under the Policy.  If TCF achieved the return on equity target, the executive would receive the bonus, subject to reduction at the Committee’s discretion based on the executive’s achievement of his or her individual goals.  If TCF failed to achieve the return on equity target, the executive would not receive the bonus, even though the executive’s individual goals were achieved.  The Committee could not waive the target in order to pay the bonus.  This example would only apply once the Company was no longer subject to EESA limitations on deductions for executive compensation.

Types of Awards Available Under the Policy:  Performance-based awards may be made in the form of cash (including, but not limited to, dividend equivalent payments on restricted stock), stock, restricted stock, or any combination thereof.  Stock options are not subject to this Policy and are not included in the limits in this Policy.  (By law, stock options qualify as “performance-based” if they are awarded under a plan such as the TCF Incentive Stock Program and their exercise price equals or exceeds TCF Stock’s fair market value on the date of the award.)  An incentive compensation award paid in stock or restricted stock pursuant to the Policy could also be governed by the provisions of the TCF Incentive Stock Program.

Business Criteria Used for Performance-Based Goals Under the Policy:  Performance goals can be based on any one or more of the following business criteria as the Committee may select:

(i)             NET INCOME — TCF Financial’s or Business Unit’s (subsidiary or division of TCF Financial) after-tax net income for the applicable performance period as reported in TCF Financial’s or Business Unit’s consolidated financial statements, adjusted to eliminate the effect of the following: (1) the effect of a significant merger or acquisition completed in a performance period on operations for the remainder of that performance period; (2) losses resulting from discontinued operations; (3) extraordinary gains or losses; (4) the cumulative effect of changes in generally accepted accounting principles (“GAAP”); and (5) any other unusual, non-recurring gain or loss which is separately identified and quantified in TCF Financial’s or a Business Unit’s financial statements in accordance with GAAP.  However, the Committee may disregard any of the adjustments (1)-(5) if the effect of so doing would be to reduce the amount of the incentive payable.

(ii)          ROE – Net Income of TCF Financial, less dividends on preferred stock held by an unaffiliated third party, divided by TCF Financial’s Average Total Common Equity (adjusted to eliminate net unrealized gains or losses on assets available for sale resulting from Statement of Financial Accounting Standards (“SFAS”) 115) for the applicable performance period.

(iii)       ROA – Net Income of TCF Financial, divided by TCF Financial’s average total assets (adjusted to eliminate unrealized gains or losses on assets available for sale resulting from SFAS 115) for the applicable performance period.

(iv)      BUSINESS UNIT ROA – Net Income of a Business Unit or subsidiary managed by a covered executive officer, divided by the Business Unit’s or subsidiary’s average total assets (adjusted to eliminate unrealized gains or losses on assets available for sale resulting from SFAS 115) for the applicable performance period.

(v)         BUSINESS UNIT ROE – Net Income of a Business Unit or subsidiary managed by a Covered Executive Officer, less dividends on preferred stock held by an unaffiliated third party, divided by the business unit’s or subsidiary’s Average Total Common Equity.

(vi)  ROTE – Net Income of TCF Financial plus the after tax effects of amortization or other adjustments to intangible assets other than mortgage servicing rights acquired in business combinations, less dividends on preferred stock held by an unaffiliated third party, divided by Average Total Common Equity (adjusted to eliminate net unrealized gains or losses on assets available for sale resulting from SFAS 115 and intangible assets other than mortgage servicing rights) for the performance period.

(vii) BUSINESS UNIT ROTE — Net Income of a Business Unit or subsidiary managed by a Covered Executive Officer, plus the after tax effects of amortization or other adjustments to intangible assets other than mortgage servicing rights acquired in business combinations, less dividends on preferred stock held by an unaffiliated third party, divided by Average Total Common Equity (adjusted to eliminate net unrealized gains or losses on assets available for sale resulting from SFAS 115 and intangible assets other than mortgage servicing rights) for the applicable performance period.

(viii) EARNINGS PER SHARE — Net Income of TCF Financial divided by weighted average common and common equivalent shares outstanding, as determined for purposes of calculating the Corporation’s basic or diluted (whichever the Committee shall designate at the time it establishes the goal) earnings per share under GAAP, for the applicable performance period, adjusted to eliminate the effect of shares issued in mergers or acquisitions where those mergers or acquisitions also resulted in adjustments to Net Income.

(ix)        AVERAGE TOTAL COMMON EQUITY — Common equity of TCF Financial or a Business Unit or subsidiary, for the applicable performance period, adjusted to eliminate the effect of mergers or acquisitions completed during the performance period where those mergers or acquisitions resulted in adjustments to Net Income.

(x)           CASH EARNINGS PER SHARE — Earnings Per Share, as defined above, and as further adjusted to eliminate the after-tax impact of the amortization and other adjustments to goodwill and other intangible assets other than mortgage servicing rights acquired in business combinations.

Maximum Award Limits Under the Policy:  The maximum award that may be made under the Policy per calendar year to the Chief Executive Officer is 2% of TCF’s Net Income.  The maximum award that may be made under the Policy per calendar year for other covered executive officers is 1% of TCF’s Net Income per person.  These limits are reduced by any monetary performance unit awards under the TCF Stock Incentive Program for the same period.

Benefits Expected Under the Policy (New Plan Benefits).  It is not possible to determine how much compensation will be paid to the covered executive officers or other employees under the Policy in the future.  Awards are at the discretion of the Committee, and the Policy does not require any awards to be made or provide any formulas or guidelines for awards.  The Policy will not apply to any awards granted in 2009.  The Committee has discretion to reduce (but not increase) awards based on performance achieved.  The Committee may at any time terminate or suspend this Policy, or amend or modify this Policy to include any provision that, in the opinion of counsel, would be required by Code Section 162(m), the 162(m) Rules, or other regulations, rulings or advisory opinions of the Internal Revenue Service, except that any amendment for which stockholder approval is required under Code Section 162(m) will be subject to receipt of such approval.

The Committee may disregard the Policy if it determines it is in the Company’s best interests to do so.  In such event, compensation no longer qualifying as “performance-based” under Code Section 162(m) might otherwise exceed the deductibility limit of Code Section 162(m).

What Is The Board’s Recommendation On Voting On This Proposal?  The Board unanimously recommends that TCF Financial stockholders vote “For” the re-approval of this Policy.

PROPOSAL 3:  APPROVE AN INCREASE IN AUTHORIZED SHARES UNDER THE TCF INCENTIVE STOCK PROGRAM

Effective October 20, 2008, the Committee adopted an amendment (“Amendment”) to the TCF Incentive Stock Program (“Program”), subject to stockholder approval, which approves an increase in the number of authorized shares of TCF Stock reserved for issuance under the Program by 2,000,000 shares (less than two percent of shares outstanding).  The purpose of the increase in authorized shares is to replenish the previous authorizations, which have been almost fully utilized.  If the stockholders do not approve the Amendment, it will not be implemented.  Future awards would be limited to the shares remaining from the previously authorized shares for issuance under the Program.

The objective of the Program is to attract, retain and motivate outstanding officers and employees capable of assuring the future success of TCF Financial and its subsidiaries, by providing them with an opportunity to acquire TCF Stock.

Stockholders approved the Program in 1995 for a period of ten years at an initial share authorization of five percent of TCF’s then outstanding shares.  Stockholders approved an amendment to the Program in 2000 to increase the authorized shares by 2.5 million.  In 2004, stockholders approved renewal of the Program for another ten years, through 2014.

As of March 1, 2009 there were approximately 1,177,194 shares remaining for issuance under the Program, plus any outstanding awards that are subsequently forfeited or cancelled.  Authorization for an additional 2,000,000 shares is being sought for new awards to be made under the Program over the remaining term of the Program.  No more than the authorized number of shares of TCF Stock may be awarded under the Program unless stockholders approve an increase in this limit. The Amendment would increase the authorized number of shares available for award to a total of 3,177,194 shares, which is about two and a half percent of the shares of TCF Stock outstanding on March 1, 2009.

Why Stockholder Approval is Being Requested.  There are only 1,177,194 shares remaining under the Program, not counting subsequently forfeited or cancelled shares.  TCF wishes to continue making awards of stock-based compensation under the terms of the Program over the remaining term, up to the maximum authorized amount.

How the Program Works.  The following summary of the Program is qualified in its entirety by reference to the full text of the Program, a copy of which is on file at the SEC with this proxy statement and may be obtained through the SEC’s website at www.sec.gov or upon written request directed to the Company’s Corporate Secretary at the TCF address listed on page 1 of this proxy statement.  Stockholders are urged to read the full text of the Program.

All employees of TCF are eligible to receive awards under the Program.  The Committee determines the individuals who are eligible to receive stock options, restricted stock, stock appreciation rights (“SARs”), performance-based stock or performance units, the number of shares subject to such awards, the exercise price of any stock option or SAR, and the manner, time and rate of exercise of any stock option or SAR.  The Committee also determines the rate of vesting of any restricted stock awards, the goals for performance-based stock or performance unit awards and any other restrictions to be placed upon any stock, stock option, SAR, performance-based stock or performance unit or the shares that are to be issued upon the exercise of any stock option or SAR.  There were approximately 5,230 full-time employees as of December 31, 2008, who were eligible for selection to participate in the Program.  Non-employee directors are not eligible to participate in the Program.

The Committee meets quarterly to consider approval of individual restricted stock and stock option awards recommended by management, as well as certain broad-based restricted stock awards for certain classes of employees.  The Committee has also awarded long-term performance-based stock awards to certain executives which vest upon the achievement of performance-based goals established and monitored pursuant to Code Section 162(m) for performance-based compensation.  TCF may pay regular dividends on restricted stock and performance-based stock awards prior to vesting.

The Program does not allow repricing of stock options and is therefore deemed to prohibit repricing of stock options pursuant to New York Stock Exchange Rule 303A.08.

The Committee has the right to exercise discretion in any manner that would decrease (but not increase) the amount of a Performance Stock award otherwise payable under the Program.  The Committee also has the right, with the consent of the recipient of an award, to amend the terms of the award agreement after the award is issued.  The Committee may at any time amend or modify the Program to include any provision that, in the opinion of counsel, would be required by the 162(m) Rules, except that any amendment for which stockholder approval is required under Code Section 162(m) will be subject to receipt of such approval.

The Program will continue in effect until the Annual Meeting in 2014, unless earlier terminated by the TCF Board of Directors.  The Board generally may amend, suspend, or terminate the Program or any portion thereof at any time.  Except for adjustments made due to changes in outstanding TCF Stock as described above, the Program provides that no amendment may be made without the consent of stockholders where such amendment would (i) increase the aggregate number of shares with respect to which awards may be granted under the Program, or (ii) change any class of persons eligible to participate in the Program.  No amendment, suspension, or termination of the Program by the Board may have the effect of impairing any awards previously granted to a participant, unless the participant consents to such impairment.

Types of Awards Available Under the Program and How They Were Used Under the Program:  The types of awards allowed under the Program are: stock options (“Stock Options”), stock appreciation rights (“SARs”), restricted stock (“Restricted Stock”), performance-based stock (“Performance Stock”) and performance units (“Performance Units”).  As of March 1, 2009, awards were made of Stock Options (3,707,953 shares), Restricted Stock (3,219,649 shares) and Performance Stock (3,881,953 shares) under the Program, but no awards were made of SARs or Performance Units.  All awards were within the maximum award limits of the Program.

Stock Options granted under the Program may be either incentive stock options (“Incentive Stock Options”) or stock options that do not qualify as Incentive Stock Options (“Nonqualified Stock Options”).  Incentive Stock Options awarded under the Program are subject to certain limitations and restrictions with the intent that such stock options will qualify under Code Section 422.  Such stock options cannot have an exercise price of less than one hundred percent (100%) of the fair market value of TCF Stock on the date of the award.  Nonqualified Stock Options awarded under the Program cannot have an exercise price of less than eighty five percent (85%) of the fair market value of TCF Stock on the date of the award.  Options on 2,313,619 shares remain outstanding as of March 1, 2009, 105,000 of which are vested and exercisable.

SARs may be granted to the holders of any stock option granted under the Program.  SARs may be granted with respect to a stock option at the time of grant or any time thereafter.  In the event of the exercise of a SAR, the number of shares under the Program will be reduced by the number of shares covered by the stock option or portion thereof exercised.  The Committee determines the exercise price for stock options or SARs.  To date, the Committee has not issued any SARs.

Restricted Stock may be granted upon such terms and conditions as the Committee specifies.  The Committee specifies a restricted period and corresponding vesting schedule, according to which ownership of the Restricted Stock is determined, and may also specify such matters as the current payment or delayed payment of dividends on shares while they are restricted or other special provisions.  Unless otherwise specified by the Committee, holders of Restricted Stock have the right to vote the restricted shares prior to the vesting date of the Restricted Stock.  The Committee may also make Restricted Stock awards in the form of deferred awards, and these shares may be issued in the name of a trustee at or prior to the time at which restrictions on the shares issued would lapse.  The Committee generally has the right to accelerate the time at which any or all of the restrictions on Restricted Stock will lapse or to remove any or all of the restrictions whenever it may determine that such action is appropriate.  In general, if the recipient of Restricted Stock shall cease to be continuously employed by TCF Financial or an affiliate during the restricted period, the recipient’s rights to Restricted Stock not yet vested will be forfeited.  Exceptions may be made for retirement, disability, or death according to the terms of the award agreement or exceptions the Committee approves in each case.

Performance Stock may be awarded under the Program only to an employee of TCF Financial or a subsidiary designated as a “key employee” by the Committee.  Performance Stock are shares of TCF Stock that are intended to qualify as performance-based for purposes of Code Section 162(m).  Performance Stock awards are subject to a maximum annual share award limit of 350,000 shares (700,000 shares after giving effect to a two-for-one stock split on September 3, 2004) per person under the Program.  Vesting of Performance Stock is based on achievement of a specified goal or goals established by the Committee, using one or more of the business criteria approved for performance-based goals.  The Committee specifies a restricted period and corresponding vesting schedule, according to which ownership of the Performance Stock is determined, and may also specify such matters as the current payment or delayed payment, or no payment of dividends on shares while they are restricted or other special provisions.  Unless otherwise specified by the Committee, holders of Performance Stock have the right to vote the restricted shares prior to the vesting date of the Performance Stock.  The Committee may also make Performance Stock awards in the form of deferred awards, and these shares may be issued in the name of a trustee at or prior to the time at which restrictions on the shares issued would lapse.  The business criteria which may be used for Performance Stock awards consist of any one or more of the following:  Net Income, ROE, ROAA, Business Unit ROE, Business Unit ROA, ROTE, Business Unit ROTE, EPS, Average Total Common Equity, and Cash EPS.  Awards of Performance Stock and their vesting are operated in compliance with the 162(m) Rules, including requirements that the specified goals must be achieved in order for any vesting to occur and that the Committee has no discretion to increase or accelerate the vesting of Performance Stock, but does have discretion to reduce vesting even if the performance-based goal is achieved.

Performance Units consist of monetary units that may be earned in whole or in part only if the Company achieves goals established by the Committee.  Payment of an award may be in cash or in TCF Stock.  To date, the Committee has not awarded any Performance Units under the Program.

Maximum Award Limits Under the Program.  Under the Program there is a limit of 400,000 shares (800,000 shares after giving effect to a two-for-one stock split on September 3, 2004) per person per year that can be awarded as Stock Options (Incentive Stock Options and Nonqualified Stock Options) and SARs combined.  This limit is automatically adjusted to reflect any changes in the outstanding stock of TCF Financial by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, or any changes in the corporate structure of TCF Financial or shares of TCF Stock.  The maximum award of Performance Stock that may be made under the Program in any one calendar year to any one employee is 350,000 shares (700,000 shares after giving effect to a two-for-one stock split on September 3, 2004), also automatically adjusted in the event of stock splits or other similar changes in capitalization. The monetary value of Performance Units awarded to the Chief Executive Officer per calendar year may not exceed 2% of the Company’s Net Income for that year, and for other executive officers may not exceed 1% of TCF’s Net Income per person for that year (reduced by any cash awards made under the TCF Performance-Based Compensation Policy for the same period).

Shares Available for Issuance Under the Program.  The share authorization approved by stockholders under the Program in 1995 was five percent of the shares of TCF Stock outstanding on the date the Program was approved by stockholders.  A total of 1,177,194 shares remain available for new awards under the Program as of March 1, 2009.  Shares issued pursuant to the Program may be authorized, unissued shares or previously issued shares acquired by TCF Financial and held as treasury shares.

Where Stock Options, SARs, Restricted Stock, or Performance Stock shares are forfeited or terminated, the shares as to which such forfeiture or termination has occurred will be available for the granting of new awards under the Program.  As of March 1, 2009 there were 1,528,917 shares of Restricted Stock and 30,000 shares of Performance Stock unvested, which if ultimately forfeited or terminated could be added to the number of authorized shares under the Plan.  No more than the authorized number of shares of TCF Stock may be awarded under the Program unless stockholders subsequently approve an increase in this limit.  However, the number of shares authorized will be automatically adjusted to reflect any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, or any changes in the corporate structure of TCF Financial or shares of TCF Stock.

Benefits Expected Under the Program (New Plan Benefits).  It is not possible to determine how much compensation will be paid to the named executives and other employees under this Program in the future.  Awards are at the discretion of the Committee.  The Program does not require any awards to be made and does not provide any formulas or guidelines for awards.  In 2008, a total of 3,000,269 shares were awarded under the Program.

New Plan Benefits (Benefits Awarded in Prior Fiscal Year under This Program)

TCF Incentive Stock Program

Name and Position	Number of Units
William A. Cooper, Director, Chairman and Chief Executive Officer	1,250,000
Thomas F. Jasper, Chief Financial Officer	141,000
Neil W. Brown, President	282,000
Candace H. Lex, Chief Marketing Officer	38,000
Gregory J. Pulles, Vice Chairman, General Counsel and Secretary	184,000
Executive Group	911,619
Non-Executive Director Group	0
Non-Executive Officer Employee Group	193,650

Change-in-Control Considerations Relative to the Program.  The Program provides that, upon the occurrence of certain events that would constitute a “change in control”, outstanding awards of Stock Options, SARs, Restricted Stock, Performance Stock, and Performance Units may become fully vested.  Therefore, awards under the Program may have an impact in a change in control.  Under the Program, a “change in control” occurs when any “person” as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) is or becomes the “beneficial owner”, as defined in Rule 13d-3 under the Exchange Act, of securities of TCF Financial representing thirty percent (30%) or more of the combined voting power of TCF Financial’s then outstanding securities.  A change in control is also defined as any two (2) consecutive year periods in which there ceases to be a majority of the Board whose nomination for election by TCF Financial’s stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved.  Lastly, a change in control would occur if the stockholders approve a merger or consolidation of TCF Financial with any other corporation, other than a merger or consolidation which would result in the voting securities of TCF Financial outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 70% of the combined voting power of the voting securities of TCF Financial or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of TCF Financial approve a plan of complete liquidation of TCF Financial of all or substantially all of TCF Financial’s assets; provided, however, that no change in control will be deemed to have occurred if such merger, consolidation, sale or disposition of assets, or liquidation is not subsequently consummated.  The Committee has provided in some Restricted Stock Awards, but not others, that vesting after a change in control is contingent upon a termination of employment without cause after such change in control.  The Committee has the discretion and in some awards has changed the 30% threshold to 50% and the 70% threshold to 50%.

In the event of a change in control of TCF Financial, the foregoing provisions of the Program could result in the vesting of Stock Options, SARs, Restricted Stock, Performance Units, or Performance Stock at a time when they would not otherwise vest or be exercisable.  Such vesting or exercisability, together with other anti-takeover provisions included in TCF Financial’s Restated Certificate of Incorporation (the “Certificate”, a copy of which may be obtained from the Company’s Corporate Secretary at the TCF address on page 1) and the accumulation of shares of TCF Stock in the ESPP and the Executive and Senior Officer Deferred Compensation Plans may have the effect of discouraging a merger, tender offer, or acquisition of stock that would constitute a “change in control.”  However, the change in control provision is not intended to increase the amounts payable to participants in the Program but is designed to ensure that a participant will not, as the result of a change in control, be denied benefits under the Program which the participant would otherwise have been entitled to receive or have the right to earn.  If a change in control were to occur at March 1, 2009, this provision of the Program would result in the exercisability of no additional Stock Options, since all options would have vested, however 850,000 shares of Restricted Stock and 30,000 shares of Performance Stock would vest.

Existing Limitations on Acquisition of Control of TCF Financial.  In addition to approvals from regulatory agencies, there are certain existing provisions of TCF Financial’s Certificate that may make it more difficult to acquire control of TCF Financial.  The principal provisions are summarized below.

TCF Financial’s Certificate includes a “Minimum Price” provision which generally requires a business combination with a significant stockholder to meet certain procedural and price conditions, unless it is approved by the continuing Directors (as defined) or by an 80% vote of the stockholders of TCF Financial who are unaffiliated with the significant stockholder.  This could have the effect of discouraging or defeating any two-step takeover attempt not deemed appropriate by the Board.

TCF Financial’s Certificate authorizes the issuance of up to a total of 280,000,000 shares of TCF Stock and 30,000,000 shares of preferred stock without further stockholder approval, and authorizes issuance of the preferred shares with less than one vote, one vote, or more than one vote per share.  These provisions could be used by the Board to deter a takeover attempt of which the Board does not approve by authorizing the issuance of preferred stock with rights and preferences which could impede the completion of such a transaction, or through negotiated sale of such shares to parties friendly to TCF Financial.

TCF Financial’s Certificate requires approval of 80% of the shares eligible to vote at a meeting in order to amend provisions of the Certificate or to amend the Bylaws related to takeover matters.

TCF Financial’s Bylaws set forth procedures concerning a stockholder proposal or a stockholder director nomination for consideration at any annual meeting.  The advance notice requirement for stockholder proposals, by regulating the introduction of new business at an annual meeting of stockholders, affords the Board the opportunity to consider stockholder proposals and, to the extent deemed necessary or desirable by the Board, to respond accordingly.  Although the Bylaws do not give the Board the power to approve or disapprove of stockholder proposals, it may have the effect of precluding such proposals if the procedures established by it are not followed or if a proposal is deemed inappropriate and this may discourage or deter a third party from conducting a solicitation of proxies in furtherance of such proposals.  The advance notice requirement for stockholder director nominations, by regulating such nominations at an annual meeting of stockholders, affords the Board the opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform stockholders about such qualifications.  Although the Bylaws do not give the Board the power to approve or disapprove of stockholder nominations for election of directors, it may have the effect of precluding contests for the election of directors if the procedures established by it are not followed, and may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors.

TCF Financial’s Certificate also provides that special meetings of stockholders may only be called by a majority of the continuing directors.  This provision is designed to safeguard provisions of the Certificate and the Bylaws relating to control of TCF Financial by making it more difficult for a stock accumulator to call a special meeting for such purposes as amending the Bylaws or electing new directors.  As a result, stockholders may be forced to wait until the next annual meeting to propose matters for stockholder consideration.

In addition to the measures in TCF Financial’s Certificate and Bylaws, as described earlier, the Program contains certain provisions that provide or accelerate benefits to participants in the event of a change in control.  These provisions would allow certain management employees of TCF Financial to obtain additional shares of stock, making it more difficult for a potential acquirer to obtain the 80% stockholder approval required for certain business combinations and for amending certain provisions of the Certificate and Bylaws.  See “Change-in-Control Considerations Relative to the Program” earlier in the discussion of this proposal.  Also, there is a potential anti-takeover impact from accumulation or potential accumulation of TCF Stock in the Employee Stock Ownership Plan and the ESPP Supplemental Plan.  See “TCF Stock Ownership of Directors, Officers and 5% Owners” on page 16.  These plans could have the effect of placing a significant number of shares of TCF Stock under the control or influence of employees or Directors of TCF Financial or its affiliates.  The ESPP owns approximately ____% of the TCF Stock outstanding as of March 1, 2009.  Any concentration of voting power in these plans might be viewed as making it more difficult for an acquirer to effect a change in control.

The Delaware General Corporate Law (the “DGCL”) prohibits a stockholder owing 15% or more of the voting shares of a corporation under Delaware law from engaging in any of a number of transactions with the corporation for three years after the 15% stock ownership is attained, unless the transaction is approved in advance by the board of Directors of the corporation or comes within one of the exceptions in the statute.  This section of DGCL applies to TCF Financial.

As a result of the foregoing measures, TCF Stock may not attract institutional investors or certain other members of the investment community and this could result in a depressed market price and liquidity for TCF Stock and/or discourage non-negotiated takeover offers that might have been deemed by stockholders to be in their interests and might have involved offers to purchase TCF Stock at a premium over the market price prevailing at the time.

Income Tax Consequences.  TCF Financial has been advised by counsel that under the Code, as presently in effect, the following federal tax consequences generally will result under the Program:

1.     The recipient of a stock option or SAR will not be deemed to receive any income for federal tax purposes at the time a stock option or SAR is granted, nor will the Company be entitled to a tax deduction at that time.

2.     In the case of Incentive Stock Options, there is no tax liability to the recipient at time of exercise (excluding potential alternative minimum tax consequences.)  Generally, if the recipient complies with certain holding periods any gain to the recipient on the sale of the stock acquired by the exercise will be taxed as a capital gain.  “Gain” is measured as the difference between the option price on the date of grant and the sale price.  If the sale price is less than the option price, the difference will be treated as a capital loss.  If the recipient does not comply with the holding periods, such as through a “cashless exercise”, the sale of the stock will be a “disqualifying disposition” and gain or loss upon the sale will be taxed as ordinary income or ordinary loss, as the case may be.

3.     In the case of an exercise of a Nonqualified Stock Option, recipients will be deemed to have received ordinary income in an amount equal to the difference between the option price and market price of the shares on the exercise date.  Upon a sale of stock acquired pursuant to a Nonqualified Stock Option, any difference between the sale price and the market value of the stock on the date the stock option was exercised will be treated as a capital gain or capital loss, or ordinary income or ordinary loss, based on holding period.

4.     In the case of an exercise of a SAR, the recipient will be deemed to have received ordinary income on the exercise date in an amount equal to any cash and/or the market value of unrestricted shares received.

5.     A recipient of Restricted Stock or Performance Stock normally will not recognize taxable income at the time the stock is issued, unless rights to part or all of the stock are immediately vested.  Thereafter, the recipient will recognize ordinary income as the restrictions lapse or, if shares are deferred, at the time such shares are distributed to the recipient.  However, the recipient may elect to recognize ordinary income in an amount equal to the market value of the Restricted Stock or Performance Stock (in excess of any amount paid by the recipient) at the time the stock is issued.  Any subsequent change in the value of the shares would then be treated as a capital gain or loss, depending on holding period, if and when the stock is sold.

6.     Upon the exercise of a Nonqualified Stock Option or SAR, or the vesting of Restricted Stock or Performance Stock, the Company will generally be allowed an income tax deduction equal to the ordinary income recognized by the recipient unless such value exceeds the limits on deductible compensation under Code Section 162(m).  No income tax deduction will be allowed the Company as a result of the exercise of an Incentive Stock Option.  However, if shares acquired by exercise of an Incentive Stock Option are disposed of before the later of one year from the date of exercise and two years from the date of grant, the Company will be allowed an income tax deduction equal to the ordinary income recognized by the recipient as a result of the premature sale.

Effective January 1, 2006, TCF adopted FAS No. 123R for stock-based compensation transactions beginning in 2006.

The income tax consequences set forth above are a summary only, and are based upon federal tax laws currently in effect.  The tax consequences may be different in particular circumstances.

What Is The Board’s Recommendation On Voting On This Proposal?  The Board unanimously recommends that TCF Financial stockholders vote “For” this Proposal.

PROPOSAL 4:  RE-APPROVE THE PERFORMANCE-BASED GOALS

UNDER THE TCF INCENTIVE STOCK PROGRAM

The performance-based aspects of the TCF Incentive Stock Program (“Program”) are being submitted for re-approval at this Meeting apart from the increase in authorized shares under the Program (Proposal 3).  This re-approval is being requested because the 162(m) Rules require the Company to obtain stockholder approval under performance-based plans every five years of: (1) the business criteria used for performance-based goals, (2) the maximum award limits under the plan, and (3) the eligible participants.  No changes are proposed to the existing business criteria used for performance-related goals, maximum award limits, or the eligible participants under the Program.

The following summary of the Program is qualified in its entirety by reference to the full text of the Program, a copy of which is on file at the SEC with this proxy statement and may be obtained through the SEC’s website at www.sec.gov or upon request to the Company’s Corporate Secretary at the TCF address listed on page 1 of this proxy statement.  Stockholders are urged to read the full text of the Program.  A substantially longer summary of the Program is included on pages _______of this proxy statement and is hereby incorporated by reference.

Section 162(m) and Performance-Based Compensation.  Under the 162(m) Rules, a company may not deduct for tax purposes compensation (including Stock Options and vesting of Performance Stock awards) over $1,000,000 paid for any one fiscal year to a “covered executive officer,” which the 162(m) Rules and related Internal Revenue Service guidance define as the company’s chief executive officer or any one of its three other most highly compensated executive officers unless the compensation (including Stock Options and vesting of Performance Stock awards) qualifies as “performance-based” or is deferred.  The 162(m) Rules establish requirements that must be met in order for compensation to qualify as performance-based.  For Performance Stock and Performance Units under the Program, the 162(m) Rules require a process identical to that followed under the TCF Performance-Based Compensation Policy for awards under that Policy, namely that the performance goals and performance period generally must be timely established by the Committee and achievement of the goals must be certified by the Committee in order for the compensation to be paid or the vesting of the stock awards to take place.  Please refer to pages 48 through 50 of this proxy statement describing the TCF Performance-Based Compensation Policy re-approval and the requirements of Code Section 162(m), all of which are hereby incorporated in this description for purposes of this re-approval.  Unlike Performance Stock and Performance Units, Stock Options automatically qualify as “performance-based” if they are awarded under a stockholder-approved plan such as the TCF Incentive Stock Program and their exercise price equals or exceeds TCF Stock’s fair market value on the date of the award, as long as the Program limits that amount of Stock Options that may be awarded (see the following paragraph on “Maximum Award Limits Under the Program”).

Because TCF is participating in the CPP, as further discussed under “Compensation Discussion and Analysis,” TCF may not be able to deduct compensation to certain of its executives in excess of $500,000 per year even if stockholders approve the Program and even if the compensation qualifies as “performance-based” under the 162(m) Rules.  Under EESA, TCF is prohibited from deducting compensation for its Chief Executive Officer, Chief Financial Officer, and three highest paid executives other than the CEO and CFO (referred to as the “Named Executives”) to the extent such compensation exceeds $500,000 during that portion of any year in which the Treasury Department holds an interest in Company shares under the CPP.  Therefore, compensation for any Named Executives may not be deductible for 2009 and any other year in which the Treasury Department holds an interest in Company shares to the extent the compensation exceeds $500,000.  The Company is requesting stockholder approval of the Program in anticipation of when the Treasury Department no longer holds an interest in Company shares.

The Company may pay compensation to any Named Executive notwithstanding that the payment is not tax-deductible.

Types of Awards Available Under the Renewed Program and Under the Existing Program:  The types of awards allowed under the Program are: Stock Options, SARs, Restricted Stock, Performance Stock, and Performance Units.  Only the Performance Stock and Performance Units awards are intended to qualify as performance-based compensation under Code Section 162(m).  Performance Unit awards may include dividend equivalent payments on

Performance Stock, Restricted Stock, or shares in the TCF Executive Deferred Compensation Plan.  As of March 1, 2009, awards were made of Stock Options (3,707,953 shares), Restricted Stock (3,219,649 shares) and Performance Stock (3,881,236 shares) under the Program, but no awards were made of SARs or Performance Units.

Why Stockholder Approval is Being Requested.  Stockholders are being asked to re-approve the business criteria used for performance-based goals, the maximum award limits, and the eligible participants under the Program at the Annual Meeting in order to comply with the 162(m) Rules, which require the Company to obtain stockholder approval under performance-based plans every five years of: (1) the business criteria used for performance-based goals under the Program; (2) the maximum award limits under the Program; and (3) the eligible participants.  If stockholder approval is not provided, bonuses or other performance-based compensation paid to TCF covered executive officers may not be fully tax deductible to TCF.

Business Criteria Used for Performance-Based Goals Under the Program:  Performance goals may be based on any one or more of the following business criteria as the Committee may select: Net Income, ROE, ROA, Business Unit ROE, Business Unit ROA, ROTE, Business Unit ROTE, EPS, Average Total Common Equity, and Cash EPS.  The definitions of these business criteria are identical to those in the TCF Performance-Based Compensation Policy, as set forth on pages 49 through 50 of this proxy statement.

Maximum Award Limits Under the Program.  Under the Program there is a limit of 400,000 shares (800,000 shares after giving effect to a two-for-one stock split on September 3, 2004) per person per year that can be awarded as Stock Options (Incentive Stock Options and Nonqualified Stock Options) and SARs combined.  This limit is automatically adjusted to reflect any changes in the outstanding stock of TCF Financial by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any changes in the corporate structure of TCF Financial or shares of TCF Stock.  The maximum award of Performance Stock that may be made under the Program in any one calendar year to any one employee is 350,000 shares (700,000 shares after giving effect to a two-for-one stock split on September 3, 2004), also automatically adjusted in the event of stock splits or other similar changes in capitalization.  The monetary value of Performance Unit(s) awarded to the Chief Executive Officer per calendar year may not exceed 2% of the Company’s Net Income for that year, and for other executive officers may not exceed 1% of TCF’s Net Income per person for that year (reduced by any cash awards made under the TCF Performance-Based Compensation Policy for the same period).

What Is The Board’s Recommendation On Voting On This Proposal?  The TCF Board unanimously recommends that TCF Financial stockholders vote “For” this Proposal.

PROPOSAL 5:  ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The American Recovery and Reinvestment Act of 2009, signed into law on February 17, 2009, includes a provision requiring CPP participants, during the period in which any obligation arising from assistance provided under the CPP remains outstanding, to permit a separate shareholder vote to approve the compensation of executives as disclosed pursuant to the compensation rules of the Securities and Exchange Commission.  This requirement applies to any proxy, consent, or authorization for an annual or other meeting of the participant’s stockholders.  Under this legislation, the stockholder vote is not binding on the board of directors of the CPP participant, and may not be construed as overruling any decision by the participant’s board of directors.

Therefore, stockholders are being given the opportunity to vote on an advisory (non-binding) resolution at the Annual Meeting to approve TCF’s executive compensation policies and procedures as described above under “Compensation Discussion and Analysis” and tabular disclosure of Named Executive compensation in the 2009 proxy statement and related material.  This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to endorse or not endorse the Company’s executive pay program.

The purpose of TCF’s compensation policies and procedures is to attract and retain experienced, highly qualified executives critical to the Company’s long-term success and enhancement of stockholder value.  The Board of Directors believes the Company’s compensation policies and procedures achieve this objective, and therefore recommend stockholders vote “For” the proposal.

What are stockholders asked to approve?  Stockholders are asked to approve the following resolution:

“Resolved, that the stockholders approve the compensation of the Company’s executives as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

Is the stockholder vote binding on the Company?  This is an advisory vote only, and neither the Company nor the Board of Directors will be bound to take action based upon the outcome.  The Compensation Committee will consider the vote of the stockholders when considering future executive compensation arrangements.

What Is The Board’s Recommendation On Voting On This Proposal?  The Board unanimously recommends that TCF Financial stockholders vote “For” this Proposal.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements with management; received written disclosures from our independent registered public accountants, KPMG LLP (“KPMG”), required by Independence Standards Board Standard No. 1 as modified or supplemented; and discussed the independence of KPMG with representatives of such accounting firm.  The Audit Committee also discussed with KPMG the matters required by Statement on Auditing Standards No. 61, Communication With Audit Committees, as amended.

Based on the review and discussions above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the TCF Financial Corporation Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the SEC.

Fees paid to our independent registered public accountant, KPMG, for the years ended December 31, 2007 and 2008 are as follows:

	2007	2008

Audit Fees (1)	$950,750	$1,009,145

Audit Related Fees (2)	$21,000	$22,000

Tax Fees (3)	$42,500	$82,497

All Other Fees	$0	$0

TOTAL	$1,014,250	$1,113,642

(1)       Includes fees for annual audit, quarterly reviews, separate opinions, statutory audits and comfort letters.

(2)       Audit Related Fees for employee benefit plan audits.

(3)       Tax Fees related to the review of tax returns and consultation on other corporate tax matters.

Representatives of KPMG are expected to be present at the Annual Meeting and to be available to respond to appropriate questions.  The representatives will also be provided an opportunity to make a statement, if they so desire.

The Audit Committee has considered all fees for non-audit services to be compatible with maintaining the registered public accountants’ independence.

The Board of Directors has adopted a written charter for the Audit Committee, which was amended January 23, 2006.  The Audit Committee re-approved the charter on October 20, 2008.

Pre-approval Process.  The Audit Committee is responsible for pre-approving all audit and non-audit services.  In the event that approval is required prior to a regularly scheduled Audit Committee meeting, the Audit Committee Chair is authorized to pre-approve audit and non-audit services, provided the aggregate fees for the services approved by the Chair since the prior Committee approvals shall not exceed $250,000.  Any services pre-approved by the Chair will be reported to the full Audit Committee at its next scheduled meeting.  Since the passage of the Sarbanes-Oxley Act of 2002, 100% of all services provided by KPMG (including all of the services on the foregoing chart) have been pre-approved by the Audit Committee pursuant to its procedures.

The Audit Committee has not yet finalized its selection of independent public accountants for 2009.  The Committee will be evaluating responses to a Request for Proposal delivered to three firms, including KPMG, for determining our independent registered public accountants, as well as our tax advisors, for the fiscal year ending December 31, 2009.

Each member of the Audit Committee is independent, as independence is defined in Section 303A of the listing standards of the NYSE.

BY THE AUDIT COMMITTEE:	Gerald A. Schwalbach, Chair	George G. Johnson
	Luella G. Goldberg	Douglas A. Scovanner

ADDITIONAL INFORMATION

How Can Stockholders Submit Proposals and Nominate Directors for Next Year’s Meeting?   If you are a stockholder and you wish to have a proposal or Director nomination included in TCF Financial’s proxy statement and form of proxy for its Annual Meeting in 2010, you must submit your request in writing to the Secretary of TCF Financial no later than November 11, 2009.  We suggest that you send any such proposals by certified mail.  The Board has the right to review stockholder proposals to determine if they meet the requirements for being included in the proxy statement as established by the SEC.  Also, see TCF Financial’s policy entitled “Director Nominations” on page 5 of this proxy statement.

Proposals not included in proxy mailings may be submitted to next year’s Annual Meeting if they meet the requirements of the Bylaws of TCF Financial.  Stockholders must deliver a notice of a proposal to the Secretary of TCF Financial by the deadline.  The deadline is at least 60 days, but not more than 90 days before the Annual Meeting, but if TCF Financial gives less than 70 days notice of the Annual Meeting, the deadline is ten days after the earlier of the date the notice of the Annual Meeting date was mailed or public disclosure of the Annual Meeting date was made.  Stockholders can nominate Directors at an Annual Meeting if the nomination is submitted to the Secretary of TCF Financial by the same deadline as applies to other stockholder proposals (generally, no later than 60 days before the scheduled Meeting date) and if the nomination satisfies the informational and other requirements in the Bylaws of TCF Financial as determined by the Board.  If next year’s Annual Meeting is held on the fourth Wednesday in April, the deadline for submission of a proposal or nomination of a Director for next year’s Annual Meeting would be on or about February 26, 2010.  TCF Financial reserves the right to vote all proxies as it determines in its discretion on any stockholder proposals or nominations, pursuant to authority provided on the proxy card.

How Can Stockholders Get Copies of TCF Financial’s Annual Report?  TCF Financial has made available a copy of its 2008 Annual Report including financial statements.  STOCKHOLDERS MAY RECEIVE A FREE COPY OF TCF FINANCIAL’S 2008 ANNUAL REPORT ON FORM 10-K.  If you wish to receive a copy, please send a written request to the Corporate Secretary of TCF Financial at the corporate address on page 1 of this proxy statement.  If you want copies of exhibits to the 2008 Annual Report on Form 10-K, a reasonable charge may be made for the expense.  You can also visit our website at www.tcfbank.com for free access to SEC filings by clicking on “About TCF,” then clicking on “Investor Relations,” and then clicking on “SEC Filings.”

Delivery of Documents (Proxy Statements and/or Annual Reports) to Stockholders Sharing an Address) (“Householding”).  TCF Financial may elect to combine mailings to stockholders living at the same address, as permitted under the rules of the SEC.  Consequently, only one Notice or one annual report/proxy statement may be delivered to multiple stockholders sharing an address unless TCF has received contrary instructions from one or more of the stockholders.  TCF Financial will deliver promptly upon written or oral request a separate copy of its 2008 Annual Report on Form 10-K or this proxy statement to a shared address to which a single copy of the documents was delivered.  With regard to Householding, you may direct any requests for separate copies to the Corporate Secretary of TCF Financial at the corporate address on page 1 of this proxy statement.  If you reside at the same address as another stockholder and you prefer to receive your own set of the annual report and/or proxy statement in the future, you may contact TCF’s transfer agent, Computershare Trust Company, N.A. by calling its toll-free number (800) 443-6852 or writing to them at P.O. Box 43078, Providence, RI 02940-3078.  Your request, with regard to Householding, will be effective 30 days after receipt.  If you are currently receiving multiple copies of the annual report and proxy statement and prefer to receive a single set for your household, you may also contact Computershare Trust Company, N.A., at the phone number or address above.

APPENDIX A

TCF PERFORMANCE-BASED COMPENSATION POLICY FOR

COVERED EXECUTIVE OFFICERS

(As Re-approved effective January 1, 2009)

1.                                       Purpose.  The purpose of the TCF Performance-Based Compensation Policy for Covered Executive Officers (the “Policy”) is to establish one or more performance goals for payment of incentive compensation (other than stock options and performance stock awarded under the TCF Financial Incentive Stock Program) and the maximum amount of such incentive compensation that may be paid to certain executive officers.  It is the intention of TCF Financial Corporation (the “Corporation”) that incentive compensation awarded to each covered Executive Officer (as defined below) pursuant to the Policy for the taxable year commencing January 1, 1996 and each taxable year thereafter be deductible by the Corporation for federal income tax purposes in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations published relating thereto (the “Regulations”).

2.                                       Covered Executive Officers. This Policy shall apply to the Chief Executive Officer of the Corporation and the other individuals who, on the last day of the applicable taxable year, were among the four highest compensated executive officers (other than the Chief Executive Officer) of the Corporation. Whether an individual is among the four highest compensated executive officers shall be determined pursuant to the executive compensation disclosure rules under the Securities Exchange Act of 1934.

3.                                      Incentive Compensation Award/Establishment of Performance Goals.  An incentive compensation award to a Covered Executive Officer pursuant to this Policy may be paid in the form of cash, stock, or restricted stock, or any combination thereof.  Payment of incentive compensation awards to a Covered Executive Officer under this Policy will be contingent upon the attainment of the performance goal or goals in the Performance Period established for such Covered Executive Officer by the Committee as provided herein.  The Committee shall approve such awards and shall retain the discretion to reduce, defer or eliminate the incentive compensation award payable to a Covered Executive Officer, notwithstanding attainment of any performance goal.

                                                Each year the Committee shall select the individuals, if any, to be Covered Executive Officers for that year in addition to the Chief Executive Officer and shall establish in writing one or more performance goals to be attained (which performance goals may be stated as alternative performance goals) for a Performance Period for each Covered Executive Officer on or before the latest date permitted under Section 162(m) of the Code (currently the last day of the first quarter of the calendar year where the Performance Period is the calendar year), the Regulations  or in ruling or advisory opinions published by the Internal Revenue Service (the “IRS”). Performance goals may be based on any one or more of the following business criteria (as defined in paragraph 4 below) as the Committee may select:

• Net Income

• Cash Net Income

• Earnings Per Share (“EPS”)

• Cash EPS

• Return on Average Assets (“ROA”)

• Return on Average Equity (“ROE”)

• Return on Tangible Equity (“ROTE”)

                                                The maximum amount or value of an incentive compensation award for any Performance Period to the Chief Executive Officer shall not exceed two percent (2%) of the Corporation’s Net Income for the Performance Period, reduced by any cash performance-based award for the same Performance Period under the TCF Financial Stock Incentive Program.  The maximum amount or value of an incentive compensation award for any Performance Period to any other Covered Executive Officer shall not exceed one percent (1%) of the Corporation’s Net Income for the Performance Period, reduced by any monetary performance unit award for the same Performance Period under the TCF Financial Stock Incentive Program.

4.                                       Definitions.  For purposes of this Policy and for determining whether a particular goal was attained, the following terms shall have the meanings given them below:

(a)  The term “Net Income” shall mean the Corporation’s or Business Unit’s after-tax net income for the applicable Performance Period as reported in the Corporation’s or Business Unit’s consolidated financial statements, adjusted to eliminate the effect of the following: (1) in the event a significant merger or acquisition is made effective during the Performance Period, the effect on operations attributable to such acquisition with respect to the portion of the Performance Period following the effective date of such merger or acquisition; (2) losses resulting from discontinued operations; (3) extraordinary gains or losses; (4) the cumulative effect of changes in generally accepted accounting principles (“GAAP”);  and (5) any other unusual, non-recurring gain or loss which is separately identified and quantified in the Corporation’s or Business Unit’s financial statements in accordance with GAAP (any reference herein to the Corporation’s financial statements shall be deemed to include any footnotes thereto as well as management’s discussion and analysis).  Notwithstanding the foregoing, in determining the Corporation’s Net Income for a Performance Period the Committee may from time to time in its discretion disregard any one or more, or all, of the foregoing adjustments (1) - (5) provided that the effect of doing so would be to reduce the amount of incentive payable to a Covered Executive Officer for such Performance Period.

(b)  The term “Performance Period” shall mean a calendar year, commencing January 1 and ending December 31 or such other period as designated by the Committee which is permissible under the Code and Regulations, including but not limited to calendar quarter(s) or multiple years.

(c)  The term “Return on Average Equity” shall mean the Net Income of the Corporation, less dividends on preferred stock held by an unaffiliated third party, divided by the Corporation’s Average Total Common Equity (adjusted to eliminate net unrealized gains or losses on assets available for sale resulting from SFAS 115) for the Performance Period.

(d)  The term “Return on Average Assets” shall mean the Net Income of the Corporation, divided by the Corporation’s average total assets (adjusted to eliminate unrealized gains or losses on assets available for sale resulting from SFAS 115) for the Performance Period.

(e)  The term “Business Unit ROA” means the Net Income of a business unit or subsidiary managed by a Covered Executive Officer, divided by the business unit’s or subsidiary’s average total assets (adjusted to eliminate unrealized gains or losses on assets available for sale resulting from SFAS 115) for the Performance Period.

(f)  The term “Business Unit ROE” means the Net Income of a business unit or subsidiary managed by a Covered Executive Officer, less dividends on preferred stock held by an unaffiliated third party, divided by the business unit’s or subsidiary’s Average Total Common Equity.

(g)  The term “Return on Tangible Equity” shall mean the Net Income of the Corporation plus the after tax effects of amortization or other adjustments to intangible assets other than mortgage servicing rights acquired in business combinations, less dividends on preferred stock held by an unaffiliated third party, divided by the Corporation’s Average Total  Common Equity (adjusted to eliminate net unrealized gains or losses on assets available for sale resulting from SFAS 115 and intangible assets other than mortgage servicing rights) for the Performance Period.

(h)  The term “Business Unit Return on Tangible Equity” means the Net Income of a business unit or subsidiary managed by a Covered Executive Officer, plus the after tax effects of amortization or other adjustments to intangible assets other than mortgage servicing rights acquired in business combinations, less dividends on preferred stock held by an unaffiliated third party, divided by the Corporation’s Average Total  Common Equity (adjusted to eliminate net unrealized gains or losses on assets available for sale resulting from SFAS 115 and intangible assets other than mortgage servicing rights) for the Performance Period.

(i)  The term “Earnings Per Share” shall mean the Net Income of the Corporation divided by the Corporation’s weighted average common and common equivalent shares outstanding, as determined for purposes of calculating the Corporation’s basic or diluted (whichever the Committee shall designate at the time it establishes the goal) earnings per share under GAAP (as adjusted to eliminate the effect of shares issued in mergers or acquisitions identified in Sections 4.(a)(1) and (2) above where those Sections also resulted in adjustments to Net Income) for the Performance Period.

(j)  The term “Average Total Common Equity” shall mean the common equity of the Corporation or Business Unit, adjusted to eliminate the effect of mergers or acquisitions completed during the Performance Period where those mergers or acquisitions resulted in adjustments to Net Income under Sections 4.(a)(1), (2) or (3) above.

(k)  The term “Cash Earnings per Share” shall mean Earnings per Share, as further adjusted to eliminate the after-tax impact of the amortization and other adjustments to goodwill and other intangible assets other than mortgage servicing rights acquired in business combinations.

5.                                       Calculations.  Calculations made pursuant to this Policy shall be made in accordance with procedures reasonably designed to implement its terms.

6.                                       Applicability of Certain Provisions of Other Plans.  An incentive compensation award paid in stock or restricted stock pursuant to this Policy shall be governed by the provisions (other than provisions with respect to the computation of such award) of the plan under which the award was made.  Deferral of an incentive compensation award paid in cash under this Policy may be made pursuant to the provisions of the Corporation’s deferred compensation plan, subject to any restrictions under applicable law.

7.                                       Effective Date; Amendment and Termination.  This Re-approved Policy shall be effective as of January 1, 2009; and was re-approved by the stockholders of the Corporation at the 2009 stockholders annual meeting.  The Committee may at any time terminate or suspend this Policy, or amend or modify this Policy to include any provision that, in the opinion of counsel, would be required by Section 162(m) of the Code, the Regulations, or any other regulations promulgated under the Code, or rulings or advisory opinions published by the IRS.

Amended and Restated

TCF Financial Incentive Stock Program

(As amended and restated effective October 20, 2008)

                                                1.                                       Purpose; Program Renewal.

                                                                                                The purpose of the TCF Financial Incentive Stock Program (the “Program”) is to attract and retain outstanding individuals as officers and other employees of TCF Financial Corporation (the “Company”) and its subsidiaries, and to furnish incentives to such persons by providing such persons opportunities to acquire common shares of the Company, par value $.01 per share (the “Common Shares”), or monetary payments based on the value of such shares or the financial performance of the Company, or both, on advantageous terms as herein provided (the “Benefits”).

                                                                                                This Program is a renewal of the TCF Financial 1995 Incentive Stock Program (the “Prior Program”).

                                                2.                                       Administration.

                                                                                                The Program will be administered by a committee (the “Committee”) of at least two persons which shall be either the Compensation Committee of the Board of Directors of the Company or such other committee comprised entirely of “disinterested persons” as defined in Rule 16b-3 of the Securities and Exchange Commission and “independent directors” as defined under the rules of the New York Stock Exchange as the Board of Directors may from time to time designate.  In addition, if necessary for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), membership on the Committee shall be limited to individuals who qualify as “outside directors” under that Section.  The Committee shall interpret the Program, prescribe, amend and rescind rules and regulations relating thereto, and make all other determinations necessary or advisable for the administration of the Program.  A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members.  Any determination of the Committee under the Program may be made without notice of meeting of the Committee by a writing signed by a majority of the Committee members.

                                                            3.                           Participants.

                                                                                                Participants in the Program will consist of such officers and other employees of the Company and its subsidiaries as the Committee in its sole discretion may designate from time to time to receive Benefits hereunder.  The Committee’s designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year.  The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits, including without limitation (i) the financial condition of the Company; (ii) anticipated profits for the current or future years; (iii) contributions of participants to the profitability and development of the Company; and (iv) other compensation provided to participants.

4.                                  Types of Benefits.

                                                                                                Benefits under the Program may be granted in any one or a combination of (a) Incentive Stock Options; (b) Non-qualified Stock Options; (c) Stock Appreciation Rights; (d) Restricted Stock Awards; and (e) Performance Units or Performance Stock, all as described below and pursuant to the Plans set forth in paragraphs 6-10 hereof.  Notwithstanding the foregoing, the Committee may not award more than 400,000 shares [800,000 shares after giving effect to a two-for-one stock split on September 3, 2004.  (the “Company 2004 Stock Split”)] in the aggregate in the form of Incentive Stock Options, Non-qualified Stock Options and Stock Appreciation Rights combined in any one calendar year to any individual participant, and the Committee may not award more than 350,000 shares [700,000 shares after giving effect to the Company 2004 Stock Split] of Performance Stock in any one calendar year to any individual participant. The Committee may not award monetary value of Performance Units greater than two percent (2%) of the Corporation’s net income (as defined below) to the Chief Executive Officer in any one calendar year, or one percent (1%) of the Corporation’s net income (as defined below) in any one calendar year to any other individual participant, in each case reduced by the monetary value of any cash awards under the TCF Performance-Based Compensation Policy.  Any Benefits awarded under the Program shall be evidenced by a written agreement (an “Award Agreement”) containing such terms and conditions as the Committee may determine, including but not limited to vesting of Benefits.

                                                5.                                       Shares Reserved Under the Program.

                                                                                                There is hereby reserved for issuance under the Program, subject to subsequent adjustments under paragraph 17, 6,917,478 shares.  If there is a lapse, expiration, termination or cancellation of any Benefit granted hereunder or under the Prior Program without the issuance of unrestricted Common Shares or payment of cash thereunder, the shares subject to or reserved for such Benefit may again be used for new options, rights or awards of any sort authorized under this Program.

                                                6.                                       Incentive Stock Option Plan.

                                                                                                Incentive Stock Options will consist of options to purchase Common Shares at purchase prices not less than one hundred percent (100%) of the Fair Market Value (as defined in paragraph 16 below) of such Common Shares on the date of grant.  Incentive Stock Options will not be exercisable more than ten (10) years after the date of grant.  In the event of termination of employment for any reason other than retirement, disability or death, the right of the optionee to exercise an Incentive Stock Option shall terminate upon the earlier of the end of the original term of the option or three (3) months after the optionee’s last day of work for the Company and its subsidiaries.  If the optionee should die within three (3) months after termination of employment for any reason other than retirement or disability, the right of his or her successor-in-interest to exercise an Incentive Stock Option shall terminate upon the earlier of the end of the original term of the option or three (3) months after the date of such death.  In the event of termination of employment due to retirement or disability, or if the optionee should die while employed, the right of the optionee or his or her successor in interest to exercise an Incentive Stock Option shall terminate upon the earlier of the end of the original term of the option or twelve (12) months after the date of such retirement, disability or death. If the optionee should die within twelve (12) months after termination of employment due to retirement or disability, the right of his or her successor-in-interest to exercise an Incentive Stock Option shall terminate upon the later of twelve (12) months after the date of such retirement or disability or three (3) months after the date of such death, but not later than the end of the original term of the option.  The aggregate fair market value (determined as of the time the Option is granted) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all option plans of the Company and its subsidiaries) shall not exceed $100,000.  An Incentive Stock Option granted to a participant who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), may be exercised only after six (6) months from its grant date (unless otherwise permitted under Rule 16b-3 of the Securities and Exchange Commission).

                                                7.                                       Non-qualified Stock Option Plan.

                                                                                                Non-qualified Stock Options will consist of options to purchase Common Shares at purchase prices not less than eighty-five percent (85%) of the Fair Market Value of such Common Shares on the date of grant.  Non-qualified Stock Options will be exercisable over not more than ten (10) years after the date of grant.  Unless otherwise provided in the applicable Award Agreement, in the event of termination of employment for any reason other than retirement, disability or death, the right of the optionee to exercise a Non-qualified Stock Option shall terminate upon the earlier of the end of the original term of the option or three (3) months after the optionee’s last day of work for the Company and its subsidiaries.  Unless otherwise provided in the applicable Award Agreement, if the optionee should die within three (3) months after termination of employment for any reason other than retirement or disability, the right of his or her successor-in-interest to exercise a Non-qualified Stock Option shall terminate upon the earlier of the end of the original term of the option or three (3) months after the date of such death.  Unless otherwise provided in the applicable Award Agreement, in the event of termination of employment due to retirement or disability, or if the optionee should die while employed, the right of the optionee or his or her successor-in-interest to exercise a Non-qualified Stock Option shall terminate upon the earlier of the end of the original term of the option or twelve (12) months after the date of such retirement, disability or death.  Unless otherwise provided in the applicable Award Agreement, if the optionee should die within twelve (12) months after termination of employment due to retirement or disability, the right of his or her successor-in-interest to exercise a Non-qualified Stock Option shall terminate upon the later of twelve (12) months after the date of such retirement or disability or three (3) months after the date of such death, but not later than the end of the original term of the option.  A Non-qualified Stock Option granted to a participant who is subject to Section 16 of the Securities Exchange Act may be exercised only after six (6) months from its grant date (unless otherwise permitted under Rule 16b-3 of the Securities and Exchange Commission).

                                                8.                                       Stock Appreciation Rights Plan.

                                                                                                The Committee may, in its discretion, grant a Stock Appreciation Right to the holder of any Stock Option granted hereunder or under the Prior Stock Option Programs.  Such Stock Appreciation Rights shall be subject to such terms and conditions consistent with the

Program as the Committee shall impose from time to time, including the following:

                                                                                                (a)                                  A Stock Appreciation Right may be granted with respect to a Stock Option at the time of its grant or at any time thereafter.

                                                                                                (b)                                 Subject to paragraph 8(d) below, Stock Appreciation Rights will permit the holder to surrender any related Stock Option or portion thereof which is then exercisable and to elect to receive in exchange therefor cash in an amount equal to:

                                                                                                                                                (i)                                     The excess of the Fair Market Value on the date of such election of one Common Share over the option price multiplied by

                                                                                                                                                (ii)                                  The number of shares covered by such option or portion thereof which is so surrendered.

                                                                                                (c)                                  A Stock Appreciation Right granted to a participant who is subject to Section 16 of the Securities Exchange Act may be exercised only after six (6) months from its grant date (unless otherwise permitted under Rule 16b-3 of the Securities and Exchange Commission).

                                                                                                (d)                                 The Committee shall have the discretion to satisfy a participant’s right to receive the amount of cash determined under subparagraph (b) hereof, in whole or in part, by the delivery of Common Shares valued as of the date of the participant’s election.

                                                                                                (e)                                  In the event of the exercise of a Stock Appreciation Right, the number of shares reserved for issuance hereunder shall be reduced by the number of shares covered by the Stock Option or portion thereof surrendered.

                                                9.                                       Restricted Stock Awards Plan.

                                                                                                Restricted Stock Awards will consist of Common Shares transferred to participants without other payment therefor as additional compensation for their services to the Company or one of its subsidiaries.  Restricted Stock Awards shall be subject to such terms and conditions as the Committee determines appropriate including, without limitation, restrictions on the sale or other disposition of such shares and rights of the Company to reacquire such shares upon termination of the participant’s employment within specified periods.  Subject to such other restrictions as are imposed by the Committee, the Common Shares covered by a Restricted Stock Award granted to a participant who is subject to Section 16 of the Securities Exchange Act may be sold or otherwise disposed of only after six (6) months from the grant date of the award (unless otherwise permitted under Rule 16b-3 of the Securities and Exchange Commission).

                                                10.                                 Performance Units Plan

(I)                                    Performance Units shall consist of monetary units granted to participants which may be earned in whole or in part if the Company achieves certain goals established by the Committee over a designated period of time, but not in any event more than five (5) years. The goals established by the Committee may use any of the following business criteria: Net Income, Return on Average Assets (“ROA”), Business Unit ROA, Return on Average Equity (“ROE”), Business Unit ROE, Return on Tangible Equity (“ROTE”), Business Unit ROTE, Earnings Per Share (“EPS”) or Cash EPS, as defined below.  In the event the minimum corporate goal established by the Committee is not achieved at the conclusion of a period, no amount shall be paid to or vested in the participant.  In the event the maximum corporate goal is achieved, one hundred percent (100%) of the monetary value of the Performance Units shall be paid to or vested in the participants, unless the Committee in its discretion elects to reduce the amount of the payment.  Partial achievement of the maximum goal may result in a payment or vesting corresponding to the degree of achievement.  Payment of an award earned may be in cash or in Common Shares (valued as of the date on which certificates for such Common Shares are issued to the participant) or in a combination of both, and may be made when earned, or vested and deferred, as the Committee in its sole discretion determines.  Deferred awards shall earn interest on the terms and at a rate determined by the Committee.  The number of shares reserved for issuance hereunder shall be reduced by the largest whole number obtained by dividing the monetary value of the units at the commencement of the performance period by the Fair Market Value of a Common Share at such time, provided that such number of shares may again become available for issuance under this Program as is provided in paragraph 5 hereof.

(II)                                Performance Stock awards are intended to qualify as performance-based compensation for purposes of Code section 162(m).  Performance Stock shall consist of common shares granted to participants which may be vested in whole or in part if the Company achieves certain goals established by the Committee over a designated period of time, but not in any event more than ten (10) years.  The goals established by the Committee may use any of the following business criteria: Net Income, Return on Average Assets (“ROA”), Business Unit ROA, Return on Average Equity (“ROE”), Business Unit ROE, Return on Tangible Equity (“ROTE”), Business Unit ROTE, Earnings Per Share (“EPS”) or Cash EPS, as defined below:

(a)  The term “Net Income” shall mean the Corporation’s or Business Unit’s after-tax net income for the applicable Performance Period as reported in the Corporation’s or Business Unit’s consolidated financial statements, adjusted to eliminate the effect of the following: (1) in the event a significant merger or acquisition is made effective during the Performance Period, the effect on operations attributable to such acquisition with respect to the portion of the Performance Period following the effective date of such merger or acquisition; (2) losses resulting from discontinued operations; (3) extraordinary gains or losses; (4) the cumulative effect of changes in generally accepted accounting principles (“GAAP”);  and (5) any other unusual, non-recurring gain or loss which is separately identified and quantified in the Corporation’s or Business Unit’s financial statements in accordance with GAAP (any reference herein to the Corporation’s financial statements shall be deemed to include any footnotes thereto as well as management’s discussion and analysis).  Notwithstanding the foregoing, in determining the Corporation’s Net Income for a Performance Period the Committee may from time to time in its discretion disregard any one or more, or all, of the foregoing adjustments (1) - (5) provided that the effect of doing so would be to reduce the amount of incentive payable to a Covered Executive Officer for such Performance Period.

(b)  The term “Performance Period” shall mean a calendar year, commencing January 1 and ending December 31 or such other period as designated by the Committee which is permissible under the Code and Regulations, including but not limited to calendar quarter(s) or multiple years.

(c)  The term “Return on Average Equity” shall mean the Net Income of the Corporation, less dividends on preferred stock held by an unaffiliated third party, divided by the Corporation’s Average Total Common Equity (adjusted to eliminate net unrealized gains or losses on assets available for sale resulting from SFAS 115) for the Performance Period.

(d)  The term “Return on Average Assets” shall mean the Net Income of the Corporation, divided by the Corporation’s average total assets (adjusted to eliminate unrealized gains or losses on assets available for sale resulting from SFAS 115) for the Performance Period.

(e)  The term “Business Unit ROA” means the Net Income of a business unit or subsidiary managed by a Covered Executive Officer, divided by the business unit’s or subsidiary’s average total assets (adjusted to eliminate unrealized gains or losses on assets available for sale resulting from SFAS 115) for the Performance Period.

(f)  The term “Business Unit ROE” means the Net Income of a business unit or subsidiary managed by a Covered Executive Officer, less dividends on preferred stock held by an unaffiliated third party, divided by the business unit’s or subsidiary’s Average Total Common Equity.

(g)  The term “Return on Tangible Equity” shall mean the Net Income of the Corporation plus the after tax effects of amortization or other adjustments to intangible assets other than mortgage servicing rights acquired in business combinations, less dividends on preferred stock held by an unaffiliated third party, divided by the Corporation’s Average Total  Common Equity (adjusted to eliminate net unrealized gains or losses on assets available for sale resulting from SFAS 115 and intangible assets other than mortgage servicing rights) for the Performance Period.

(h)  The term “Business Unit Return on Tangible Equity” means the Net Income of a business unit or subsidiary managed by a Covered Executive Officer, plus the after tax effects of amortization or other adjustments to intangible assets other than mortgage servicing rights acquired in business combinations, less dividends on preferred stock held by an unaffiliated third party, divided by the Corporation’s Average Total  Common Equity (adjusted to eliminate net unrealized gains or losses on assets available for sale resulting from SFAS 115 and intangible assets other than mortgage servicing rights) for the Performance Period.

(i)  The term “Earnings Per Share” shall mean the Net Income of the Corporation divided by the Corporation’s weighted average common and common equivalent shares outstanding, as determined for purposes of calculating the Corporation’s basic or diluted (whichever the Committee shall designate at the time it establishes the goal) earnings per share under GAAP (as adjusted to eliminate the effect of shares issued in mergers or acquisitions identified in Sections 4.(a)(1) and (2) above where those Sections also resulted in adjustments to Net Income) for the Performance Period.

(j)  The term “Average Total Common Equity” shall mean the common equity of the Corporation or Business Unit, adjusted to eliminate the effect of mergers or acquisitions completed during the Performance Period where those mergers or acquisitions resulted in adjustments to Net Income under Sections 4.(a)(1), (2) or (3) above.

(k)  The term “Cash Earnings per Share” shall mean Earnings per Share, as further adjusted to eliminate the after-tax impact of the amortization and other adjustments to goodwill and other intangible assets other than mortgage servicing rights acquired in business combinations.

The Committee shall establish the goal(s) for each award of Performance Units or Performance Stock in writing on or before the last date permitted under Section 162(m) of the Code.  The Committee shall also select the employees to whom the Performance Stock shall be awarded, who shall all be “key employees” as determined by the Committee.  The Committee shall also establish in objective terms the method for computing the number of shares vested to the employee if the goal is achieved.

The maximum amount or value of an incentive compensation award for any Performance Period to the Chief Executive Officer shall not exceed two percent (2%) of the Corporation’s Net Income for the Performance Period, reduced by any cash performance-based award for the same Performance Period under the TCF Performance-Based Compensation Policy.  The maximum amount or value of an incentive compensation award for any Performance Period to any other Covered Executive Officer shall not exceed one percent (1%) of the Corporation’s Net Income for the Performance Period, reduced by any monetary performance unit award for the same Performance Period under the TCF Performance-Based Compensation Policy.

                                                11.                                 Nontransferability.

                                                                                                Each Stock Option and Stock Appreciation Right granted under this Program shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable, during the participant’s lifetime, only by the participant.  A participant’s interest in a Performance Unit shall not be transferable until payment or delivery of the award is made.  Notwithstanding the foregoing, the Committee may in its discretion award Non-qualified Stock Options which are transferable at the discretion of the participant to whom they are awarded.

                                                12.                                 Other Provisions.

                                                                                                The award of any Benefit under the Program may also be subject to other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate including, without limitation, provisions for the purchase of Common Shares under Stock Options under the Program in installments, provisions for the payment of the purchase price of shares under Stock Options under the Program by delivery of other Common Shares of the Company which have been owned for at least six months having a then market value equal to the purchase price of such shares, restrictions on resale or other disposition, such provisions as may be appropriate to apply with federal or state securities laws and stock exchange requirements and understandings or conditions as to the participant’s employment in addition to those specifically provided for under the Program.

                                                                                                The Committee may, in its discretion, permit payment of the purchase price of shares under Stock Options under the Program by delivery of a properly executed exercise notice together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price.  To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                                                                                                The Committee may, in its discretion and subject to such rules as it may adopt, permit a participant to pay all or a portion of the federal, state and local taxes, including FICA withholding tax, arising in connection with the following transactions:  (a) the exercise of a Non-qualified Stock Option; (b) the lapse of restrictions on Common Shares received as a Restricted Stock Award; or (c) the receipt or exercise of any other Benefit; by paying cash for such amount or by electing (i) to have the Company withhold Common Shares, (ii) to tender back Common Shares received in connection with such Benefit or (iii) to deliver other previously acquired Common Shares of the Company, and, in each case, having a Fair Market Value approximately equal to the amount to be withheld.

                                                13.                                 Term of Program and Amendment, Modification, Cancellation or Acceleration of Benefits.

                                                                                                No Benefit shall be granted more than ten (10) years after April 21, 2004, the date of the approval of this Program by the stockholders; provided, however, that the terms and conditions applicable to any Benefits granted prior to such date may at any time be amended, modified or canceled by mutual agreement between the Committee and the participant or such other persons as may then have an interest therein, so long as any amendment or modification does not increase the number of Common Shares issuable under this Program without stockholder approval for such increase; and provided further, that the Committee may, at any time and in its sole discretion, declare any or all Stock Options and Stock Appreciation Rights then outstanding under this Program or the Prior Program to be exercisable, any or all then outstanding Restricted Stock awards (but not Performance Stock awards) to be vested, and any or all then outstanding Performance Units to have been earned, whether or not such options, rights, awards or units are then otherwise exercisable, vested or earned, unless the Committee has provided otherwise in the Award Agreement evidencing the Benefit awarded in order for the Benefit to qualify for special treatment under Section 162(m) of the Code.

                                                14.                                 No Further Awards Under Prior Program.

                                                                                                No options or other awards shall be granted under the Prior Program on or after the date of stockholder approval of this Program.

                                                15.                                 Taxes.

                                                                                                The Company shall be entitled to withhold the amount of any tax attributable to any amount payable or shares deliverable under this Program after giving the person entitled to receive such amount or shares notice as far in advance as practicable, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction. In no event shall the Company withhold any amount for the payment of tax in excess of the minimum statutory withholding rates for Federal and state tax purposes.

                                                16.                                 Definitions.

                                                                                                Fair Market Value.  The term “Fair Market Value” of the Company’s Common Shares means as of any applicable date the average of the high and low sales prices for the Company’s Common Shares on such date, as reported on the New York Stock Exchange or, if no such prices shall have been so reported on such date, on the next preceding date upon which prices are so reported.

                                                                                                Subsidiary.  The term “subsidiary” for all purposes other than the Incentive Stock Option Plan described in paragraph 6, shall mean any corporation, partnership, joint venture or business trust, fifty percent (50%) or more of the control of which is owned, directly or indirectly, by the Company.  For Incentive Stock Option Plan purposes the term “subsidiary” shall be defined as provided in Section 424(f) of the Code.

                                                                                                Change in Control.  A “Change in Control” shall be deemed to have occurred if:

                                                                                                (a)                                  any “person” as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) is or becomes the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities.  For purposes of this clause (a), the term “beneficial owner” does not include any employee benefit plan maintained by the Company that invests in the Company’s voting securities; or

                                                                                                (b)                                 during any period of two (2) consecutive years (not including any period prior to the date on which the Program was approved by the Company’s Board of Directors) there shall cease to be a majority of the Board comprised as follows:  individuals who at the beginning of such period constitute the Board or new directors whose nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved; or

                                                                                                (c)                                  the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 70% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets; provided, however, that no change in control will be deemed to have occurred if such merger, consolidation, sale or disposition of assets, or liquidation is not subsequently consummated.

                                                Notwithstanding the foregoing, the Committee may provide a different definition of Change in Control in the Award Agreement establishing the terms and conditions of any award, provided that any such definition is not more generous to the grantee under such Award Agreement than the foregoing definition.

                                                                                                Stock Options.  The term “Stock Options” shall mean Incentive Stock Options and Non-qualified Stock Options under the Program and, if the context includes the Prior Stock Option Programs, options granted under the Prior Stock Option Programs.

                                                                                                Disability.  The term “disability” for all purposes of this Program shall be determined by the Committee in such manner as the Committee deems equitable or required by the applicable laws or regulations.

                                                                                                Retirement.  The term “retirement” for all purposes of the Program shall be determined by the Committee in such manner as the Committee may deem equitable or required by law.

                                                17.                                 Adjustment Provisions.

                                                                                                If the Company shall at any time after approval of this Program by the stockholders change the number of issued Common Shares without new consideration to the Company (such as by reason of any reorganization, recapitalization, stock split, combination or exchange of shares, merger, consolidation or any change in the corporate  structure of TCF Financial or in the Common Shares, or in the event of any issuance of preferred stock or other change in the capital structure of TCF Financial which is significant for purposes of this Agreement), the total number of shares reserved for issuance under this Program, the maximum limit on awards to any person in any year in paragraph 4 hereof, and the number of shares covered by each outstanding Benefit shall be automatically adjusted so that the limitations, the aggregate consideration payable to the Company, and the value of each such Benefit shall not be changed.

                                                                                                Notwithstanding any other provision of this Program, and without affecting the number of shares otherwise reserved or available hereunder, the Committee may authorize the issuance or assumption of Benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

                                                                                                Unless otherwise provided in the applicable Award Agreement, subject to the six month holding requirements of paragraphs 6, 7, 8(c) and 9 but notwithstanding any other provision of this Program or the Prior Stock Option Programs, upon the occurrence of a Change in Control:

                                                                                                (a)                                  All Stock Options then outstanding under this Program shall become fully exercisable as of the date of the Change in Control, whether or not then otherwise exercisable;

                                                                                                (b)                                 All Stock Appreciation Rights then outstanding shall become fully exercisable as of the date of the Change in Control, whether or not then otherwise exercisable;

                                                                                                (c)                                  All terms and conditions of all Restricted Stock Awards then outstanding shall be deemed satisfied and all such Awards shall vest as of the date of the Change in Control; and

                                                                                                (d)                                 All Performance Units then outstanding shall be deemed to have been fully earned as determined by the Committee and to be immediately payable, in cash, as of the date of the Change in Control and shall be paid within thirty (30) days thereafter and all shares of Performance Stock then outstanding shall be fully vested and immediately distributable in the form of shares of common stock.

                                                18.                                 Amendment and Termination of Program.

                                                                                                The Committee may amend this Program from time to time or terminate this Program at any time, but no such action shall reduce the then existing amount of any participant’s Benefit or adversely change the terms and conditions thereof without the participant’s consent, increase the number of authorized shares under this Program or cause a performance-based award to fail to qualify under Code Section 162(m).  No amendment of this Program shall result in any Committee member losing his or her status as a “disinterested person” as defined in Rule 16b-3 of the Securities and Exchange Commission with respect to any employee benefit plan of the Company or result in the program losing its status as a protected plan under said Rule 16b-3.

                                                19.                                 Stockholder Approval.

                                                                                                The Prior Program was adopted by the Board of Directors and approved by the stockholders in 1995.  This Program was adopted by the Board of Directors of the Company in October 2008, effective upon obtaining stockholder approval at the 2009 Annual Stockholders Meeting.  This Program and any Benefit granted thereunder shall be null and void if stockholder approval is not obtained within twelve (12) months of the adoption of the Program by the Board of Directors.

TCF FINANCIAL CORPORATION ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. TCF FINANCIAL CORPORATION 200 LAKE STREET EAST MAIL CODE EX0-03-A WAYZATA, MN 55391-1693 Stockholder Meeting to be held on April 29, 2009 Proxy Materials Available • Notice and Proxy Statement • Annual Report Proxy Materials – View or Receive You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before April 15, 2009. How to View Materials via the Internet Have the 12 Digit Control Number available and visit: www.proxyvote.com How to Request a Copy of Materials 1) By Internet www.proxyvote.com 2) By Telephone 1-800-579-1639 3) By E-mail* sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank email with the 12 Digit Control Number (located on the following page) in the subject line. See the Reverse Side for Meeting Information and Instructions on How to Vote Notice draft – pg 1

Meeting Information Meeting Type: Annual Meeting Meeting Date: April 29, 2009 Meeting Time: 3:00 P.M. CDT For holders as of: March 2, 2009 Meeting Location: Marriott Minneapolis West 9960 Wayzata Boulevard St. Louis Park, MN 55426 Meeting Directions: • From I-169, exit on Betty Crocker Drive/Shelard Parkway • Go west and follow Shelard Parkway ¾ mile to hotel located on left How To Vote Vote in Person At the Meeting, you will need to request a ballot to vote your shares. Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions. Notice draft – pg 2

Voting Items The Board of Directors recommends a vote FOR the Election of Directors and FOR proposals 2, 3, 4, and 5. 1. Election of eight Directors, each to serve a one-year term Nominees: 01) William F. Bieber 05) Gregory J. Pulles 02) Theodore J. Bigos 06) Gerald A. Schwalbach 03) William A. Cooper 07) Douglas A. Scovanner 04) Thomas A. Cusick 08) Barry N. Winslow 2. Re-approve the TCF Performance-Based Compensation Policy 3. Approve an increase in authorized shares under the TCF Financial Incentive Stock Program 4. Re-approve the performance-based goals under the TCF Financial Incentive Stock Program 5. Approve, in an advisory (non-binding) vote, the compensation of executives disclosed in the proxy statement Notice draft – pg 3

VOTE BY INTERNET – www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the Meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS TCF FINANCIAL CORPORATION If you would like to reduce the costs incurred by our company in mailing 200 LAKE STREET EAST proxy materials, you can consent to receiving all future proxy statements, MAIL CODE EX0-03-A proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote WAYZATA, MN 55391-1693 using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE – 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the Meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. TCF FINANCIAL CORPORATION The Board of Directors recommends a For Withhold For All To withhold authority to vote for vote FOR the Election of Directors and All All Except any individual nominee(s), mark FOR proposals 2, 3, 4, and 5. “For All Except” and write the number(s) of the nominee(s) on Vote On Directors the line below. 1. Election of eight Directors, each to serve a one-year term Nominees: 01) William F. Bieber 02) Theodore J. Bigos 03) William A. Cooper 04) Thomas A. Cusick 05) Gregory J. Pulles 06) Gerald A. Schwalbach 07) Douglas A. Scovanner 08) Barry N. Winslow Vote On Proposals For Against Abstain 2. Re-approve the TCF Performance-Based Compensation Policy 3. Approve an increase in authorized shares under the TCF Financial Incentive Stock Program 4. Re-approve the performance-based goals under the TCF Financial Incentive Stock Program 5. Approve, in an advisory (non-binding) vote, the compensation of executives disclosed in the proxy statement For address changes and/or comments, please check this box and write them on the back where indicated. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer. If a Partnership, please sign in partnership name by authorized person.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date proxy card draft pg 1

Dear Stockholder, You are invited to attend TCF Financial Corporation’s Annual Meeting of Stockholders which will be held at the Marriott Minneapolis West, 9960 Wayzata Boulevard, St. Louis Park, Minnesota, on April 29, 2009, at 3:00 p.m. local time. At the Annual Meeting you will be asked to elect eight Directors, to re-approve the TCF Performance- Based Compensation Policy, to approve an increase in authorized shares under the TCF Financial Incentive Stock Program, to re-approve the performance-based goals under the TCF Financial Incentive Stock Program, and to give advisory (non-binding) approval of executive compensation. Your vote is important, regardless of the number of shares you own. I urge you to vote now, even if you plan to attend the Annual Meeting. You can vote your shares by telephone or by Internet. (Follow the instructions on the reverse side.) (Internet or telephone voting actually costs TCF less than proxy card voting by mail, so I encourage you to consider it!) If you receive more than one proxy card, please vote each card. Remember, you can vote in person at the Annual Meeting even if you do so now. Sincerely, William A. Cooper Chairman and Chief Executive Officer Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. TCF FINANCIAL CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS April 29, 2009 The stockholder(s) hereby appoint(s) Ralph Strangis and Neil W. Brown, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TCF Financial Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 3:00 p.m. local time on Wednesday, April 29, 2009, at the Marriott Minneapolis West, 9960 Wayzata Boulevard, St. Louis Park, Minnesota, and any adjournment or postponement thereof. If there are shares of stock allocated to the stockholder(s) in the TCF Employees Stock Purchase Plan (“ESPP”), Mercer, the ESPP Trustee, is instructed to vote all of such shares at the Meeting, and any adjournment thereof, pursuant to the instructions in the preceding paragraph. These ESPP share instructions are effective only if received no later than April 24, 2009. The Advisory Committee for the ESPP will vote all shares in the ESPP for which instructions are not received by April 24, 2009. This proxy, when properly executed, will be voted as directed by the stockholder(s): (1) if no such directions are made, this proxy will be voted for the election of the nominees listed on the reverse side for the Board of Directors and for each proposal; (2) if any of the following items arise, the proxies will vote in their own discretion: any other business which the Board of Directors did not know, 60 days before the date of the meeting, that would be presented at the meeting; approval of minutes of the prior annual stockholders meeting; election of any person as a Director in place of a nominee who is unable to serve or who for good cause will not serve; and matters incident to the conduct of the Annual Meeting. The stockholder can revoke this proxy after voting it (see proxy statement). PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE Address Changes/Comments:_____________________________________________________ __________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) CONTINUED AND TO BE SIGNED ON REVERSE SIDE proxy card draft pg 2